As filed with the Securities and Exchange Commission on September 2
8
, 2026
Securities Act File
No. 333-294581
Investment Company Act File
No. 811-24170

U.S. SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM
N-2

REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

JPMORGAN PUBLIC AND PRIVATE INCOME FUND
(Exact name of Registrant as specified in Charter)

390 Madison Avenue
New York,
New York
10017
(Address of principal executive offices)
1-800-480-4111
(Registrant’s telephone number)
Glenn Hill
390 Madison Avenue
New York,
New York
10017
(Name and address of agent for service)

Copy to:
William J. Bielefeld, Esq.
David P. Bartels, Esq.
Alexander C. Karampatsos, Esq.
Dechert LLP
1900 K Street, NW
Washington, DC, 20006

Approximate Date of Proposed Public Offering
: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c), or as follows:
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:   .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:   .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:   .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus
Subject to Completion, dated September 28, 2026
JPMORGAN PUBLIC AND PRIVATE INCOME FUND
Class S Shares
Class A Shares
Class I Shares
JPMorgan Public and Private Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified,
closed-end
management investment company with no operating history. The Fund operates as an “interval fund.” J.P. Morgan Investment Management Inc. serves as the Fund’s investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.
The Fund’s investment objective is to provide total return predominantly driven by income. The Fund has significant flexibility to achieve its investment objective and invests in a broad range of income-producing assets (“Income Investments”), including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the Adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. The Adviser buys and sells securities and investments for the Fund based on the Adviser’s view of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broad range of public and private Income Investments. Public and private Income Investments include loan assignments and participations and commitments to purchase loan assignments, bonds, other credit instruments, collateralized debt obligations, collateralized loan obligations, asset-backed securities, credit-linked notes, equity-linked notes (“ELNs”), Portfolio Funds (as defined below),
Co-Investments
(as defined below), affiliated or unaffiliated mutual funds, closed-end
funds and exchange-traded funds (“ETFs”), dividend-paying common and preferred equity securities, including common stocks, and securities of real estate investment trusts (“REITs”). The Fund may also use derivatives as Income Investments and as substitutes for securities in which the Fund can invest, including selling call options. The investments in which the Fund may invest may be publicly offered or privately offered in transactions exempt from registration under the Securities Act of 1933, as amended. The Fund is not required to invest a certain percentage of its assets in any one type of investment and its allocations among these types of investments, including between public and private, will vary from time to time.
The Fund may invest up to 100% of its total assets in debt securities and other types of investments that are rated below investment grade or the unrated equivalent (known as “junk bonds”). Junk bonds are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in junk bonds, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all.
This prospectus (the “Prospectus”) applies to the offering on a continuous basis of three separate classes of shares of beneficial interest in the Fund (“Shares”) designated as Class S Shares, Class A Shares and Class I Shares. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per Share for each class of Shares equals the Fund’s daily net asset value (“NAV”) per Share, plus any applicable sales loads. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares.

	Per Class S Share	Per Class A Share	Per Class I Share	Total
Public Offering Price (1)	Current NAV	Current NAV plus sales load	Current NAV	Unlimited
Sales Load (2)	None	Up to 2.25%	None	Up to 2.25%
Proceeds to the Fund	Current NAV	Current NAV	Current NAV	Unlimited
(continued on inside of front cover)
The date of this prospectus is [ ], 2026

(1)
J.P. Morgan Institutional Investments Inc. (“JPMII”), an affiliate of the Adviser, acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. JPMII is not obligated to sell any specific number of Shares, nor have arrangements been made to place Shareholders’ funds in escrow, trust, or similar arrangement. Class S Shares and Class I Shares are continuously offered on a daily basis at a price per Share equal to the NAV per Share for such class. Class A Shares are continuously offered on a daily basis at a price per Share equal to the NAV per Share plus any applicable sales load. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution fees. Generally, the stated minimum investment by a Shareholder in the Fund is $25,000 with respect to Class S Shares and Class A Shares and, except as otherwise noted, $1,000,000 with respect to Class I Shares. Specific to registered investment advisers and other eligible financial intermediary fee-based
accounts, the minimum initial investment for Class I Shares is $100,000. The stated minimum investment for Class I Shares may be reduced for certain Shareholders as described under “Purchasing Shares.” The minimum additional investment in the Fund is $100 for Class S Shares and Class A Shares and $2,500 for Class I Shares. The Fund may, in its sole discretion, accept investments below these minimums. Shareholders subscribing through a given broker/dealer or registered investment adviser may have Shares aggregated to meet these minimums, so long as initial investments are not less than the applicable minimum and incremental contributions are not less than the applicable minimum. Financial intermediaries may impose higher minimums.

(2)
For Class A Shares, an upfront sales load charge of 2.25% will be applied to purchases in the amount of $100,000 or less. For purchases from $100,000.01 to $249,999.99 there will be an upfront sales load charge of 1.75%. For purchases of $250,000 and above, there will not be an upfront sales charge, however, there will be a contingent deferred sales charge of 1.00% in instances where such Class A Shares are repurchased from a Shareholder within eighteen (18) months after purchase. Class S Shares and Class I Shares are not subject to a sales load at the time of purchase. However, if you buy Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for Class S Shares. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Please consult your financial intermediary for additional information.

The Fund relies upon an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of Shares. The Fund offers three separate classes of Shares designated as Class S Shares, Class A Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.
Interval Fund/Repurchase Offers.
The Fund is a
closed-end
interval fund. The Fund has adopted, pursuant to
Rule 23c-3
under the 1940 Act, a fundamental policy, which cannot be changed without Shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis (the “Quarterly Repurchase Policy”). Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects, under ordinary circumstances, to offer to repurchase 7.5% of the Fund’s outstanding Shares (in the aggregate across all Share classes) at NAV (either by number of Shares or aggregate NAV) subject to the approval of the Board of Trustees (the “Board”). The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the date the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine).
Written notification of each repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The date on which the repurchase price for Shares is determined shall occur no later than the 14 th
day after the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer), or the next business day, if the 14 th
day is not a business day. See “Repurchase of Shares.”
An investment in the Fund is speculative with a substantial risk of loss. The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.

•	The Fund has no operating history.

•
Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers. Although the Fund will offer to repurchase Shares on a quarterly basis of between 5% and 25% of the Fund’s Shares, Shares will not be redeemable at a Shareholder’s option. As a result, a Shareholder may not be able to sell or otherwise liquidate his or her Shares.

•
The Fund has elected to operate as an “interval fund” and will make periodic repurchase offers, but only a limited number of Shares will be eligible for repurchase in each periodic repurchase offer. The need to fund repurchase obligations may affect the Fund’s ability to be fully invested or force the Fund to maintain a higher percentage of assets in liquid investments, which may harm the Fund’s investment performance.

•	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•
Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s agreement and declaration of trust, as amended from time to time. See the “Transfer Restrictions” section below for additional information.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•
The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, return of capital, offering proceeds or from temporary waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates.

You should rely only on the information contained in this Prospectus and the Fund’s Statement of Additional Information. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information (the “SAI”), dated [ ], 2026, containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, as well as free copies of the Fund’s Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), when available, and other information about the Fund by calling
1-800-480-4111,
by writing to the Fund at 390 Madison Avenue, New York, New York 10017 or by visiting www.jpmorganfunds.com. You can get the same information for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.
You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.
This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.
The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
J.P. Morgan Institutional Investments Inc. (“JPMII”), an affiliate of the Fund and the Adviser, acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of JPMII is 270 Park Avenue, New York, NY 10017.

SUMMARY OF OFFERING TERMS
The following information is only a summary and does not contain all of the information that you should consider before investing in JPMorgan Public and Private Income Fund (the “Fund”). You should carefully read the more detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information and the amended and restated agreement and declaration of trust of the Fund (the “Amended and Restated Declaration of Trust”), each as amended from time to time.

The Fund
The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified,
closed-end
management investment company with no operating history. The Fund operates as an “interval fund”.

The Fund relies upon an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of shares. The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class S Shares, Class A Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Fund’s Amended and Restated Declaration of Trust. The Board is comprised of four trustees (“Trustees”), three of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”). The Board is responsible for overseeing the overall management of the Fund, including supervision of the duties performed by the Adviser.

The Investment Adviser
J.P. Morgan Investment Management Inc., an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Adviser”). Within the Adviser, the Multi-Asset Solutions team (“MAS”) will be responsible for the overall management of the Fund’s investment strategy. MAS will establish the strategic and tactical allocations for the Fund and make decisions concerning strategies, sectors, and overall portfolio construction, and will leverage other investment teams within the Adviser, including the Adviser’s Global Fixed Income, Currencies & Commodities group and the Private Credit Solutions group, to implement portions of the Fund’s investment strategy.

Investment Objective and Strategy	The Fund’s investment objective is to provide total return predominantly driven by income. The Fund has significant flexibility to achieve its investment objective and invests in a broad range of income-producing assets (“Income Investments”), including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the Adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. The Adviser buys and sells securities and investments for the Fund based on the Adviser’s view of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broad range of public and private Income Investments. Public and private Income Investments include loan assignments and participations and commitments to purchase loan assignments, bonds, other credit instruments, collateralized debt obligations, collateralized loan obligations (“CLOs”), asset-backed securities, credit-linked notes, equity-linked notes (“ELNs”), Portfolio Funds (as defined below),
Co-Investments
(as defined below), affiliated or unaffiliated mutual funds, closed-end
funds and exchange-traded funds (“ETFs”), dividend-paying common and preferred equity securities, including common stocks, and securities of real estate investment trusts (“REITs”). The Fund may also use derivatives as Income Investments and as substitutes for securities in which the Fund can invest, including selling call options. The Fund is not required to invest a certain percentage of its assets in any one type of investment and its allocations among these types of investments, including between public and private, will vary from time to time.

The investments in which the Fund may invest may be publicly offered or privately offered in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Public Income Investments are those that are available for purchase and sale on regulated public exchanges, over-the-counter
markets or through public offerings. Private Income Investments are securities or loans that are not traded on public exchanges and are acquired through private transactions, including private placements, such as 144A securities, direct loans, and other non-publicly
traded instruments. The allocation among these types of investments and other investments may vary from time to time.

The Fund’s investment exposure to Income Investments is implemented via a variety of investment types that include: (i) direct investments in securities and loans; (ii) investments in credit funds or pools of credit assets managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from investors in these Portfolio Funds, and/or (b) in connection with a restructuring transaction of a Portfolio Fund (together, “Secondary Investments”); (iii) credit investments, either directly or indirectly, via certain loan assignments, loan participations or investment vehicles sponsored and controlled by various unaffiliated asset managers
(“Co-Investments”);
(iv) primary investments in Portfolio Funds (“Primary Investments”); and (v) structured finance securities. The allocation among those types of investments and other investments may vary from time to time.

The Fund may invest up to 20% of its net assets in non-Income Investments, including equity securities, such as common stocks, ELNs and equity securities of REITs, but excluding preferred stock and equity investments in private funds and ETFs that qualify as Income Investments for this limitation. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and that are designed to offer a return linked to the underlying instruments within the ELN. ELNs in which the Fund invests are derivative instruments that are specially designed to combine the economic characteristics of either single stocks or of a broad-based equity index (an “underlying index”) and written call options in a single note form and are not traded on an exchange. The options underlying the ELNs will be based on single stocks, the underlying index or on ETFs that replicate the underlying index. Selling a call option entitles the seller to a premium equal to the value of the option at the time of trade. The ELNs owned by the Fund are structured to use a covered call strategy and have short call positions embedded within them. When the Fund purchases the ELN from the issuing counterparty, the Fund is entitled to the premium generated by the short call position within the ELN. Therefore, the ELNs provide recurring cash flow to the Fund based on the premiums received from selling the call options and are an important source of the Fund’s return. When the Fund sells call options within an ELN, it receives a premium but limits its opportunity to profit from an increase in the market value of the single stock, the underlying benchmark or the ETF to the exercise price (plus the premium received). The maximum potential gain on an underlying instrument will be equal to the difference between the exercise price and the purchase price of the single stock, underlying benchmark or ETF at the time the option is written, plus the premium received. Investing in ELNs may also reduce the Fund’s volatility because the income from the ELNs would reduce potential losses incurred by the Fund’s equity portfolio. The ELNs are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist the Fund in seeking to provide relatively stable returns.

In addition to investments in the above-referenced equity securities, the Fund may also invest up to 20% of its net assets in convertible securities that have characteristics of both equity and debt securities.

The Fund may invest up to 100% of its total assets in debt securities and other types of investments that are rated below investment grade or the unrated equivalent (known as “junk bonds”). Junk bonds are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in junk bonds, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all.

The Fund has broad discretion to invest in other types of equity and debt investments and investments that have characteristics of both debt and equity securities. These include mortgage-backed, mortgage-related and asset-backed securities, including collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities, dollar rolls, REITs, inflation-linked securities including Treasury Inflation Protected Securities (“TIPS”), when-issued securities and forward commitments.

The Fund may invest in mutual funds and ETFs within the same group of investment companies (“J.P. Morgan Funds”) and, for the limited purposes described below, passive ETFs that are managed by unaffiliated investment advisers (“unaffiliated passive ETFs”). A passive ETF is a registered investment company that seeks to track the performance of a particular market index. These indices include not only broad-based market indices but more specific indices as well, including those relating to particular sectors, markets, factors, regions or industries. The Fund may also invest in unaffiliated closed-end
registered investment companies (collectively with unaffiliated passive ETFs and J.P. Morgan Funds, “underlying funds”). In addition, the Fund may seek to gain passive exposure to one or more markets by investing directly in the securities underlying a particular index. To the extent the Fund invests in underlying mutual funds or ETFs, the Adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of mutual funds and ETFs that are managed by unaffiliated investment advisers (“unaffiliated funds”), even though there may (or may not) be one or more unaffiliated funds that investors might regard as more attractive for the Fund or that have superior returns. For passive ETFs, the Adviser expects to use a J.P. Morgan Fund unless the Adviser determines in its sole discretion the investment is not available. To the extent that an investment in a J.P. Morgan passive ETF is not available, only then will the Adviser consider an unaffiliated passive ETF. For actively-

managed underlying mutual funds and ETFs, the Adviser limits its selection to J.P. Morgan Funds.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps to manage duration, sector, yield curve, equity, country, regional and currency exposure and credit and spread volatility, to increase income or gain to the Fund, for hedging and for risk management. The Fund may hedge its non-dollar
investments back to the U.S. dollar through the use of foreign currency derivatives including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar
investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest in Portfolio Funds that will acquire public and private income-generating assets, in each case that the Fund reasonably expects to be called in the future, as qualifying investments for purposes of its 80% policy.

Principal Risk Factors
The following are certain principal risk factors that relate to the operations and terms of the Fund. These considerations should be carefully evaluated before determining whether to invest in the Fund. The Fund’s investment program is speculative and entails substantial risks. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s Income Investments. In considering participation in the Fund, prospective investors should be aware of certain principal risk factors, including the following:

Risks of Investing in Income Investments

Risks of Private Income Strategies
. The Fund’s investment portfolio will include Secondary Investments,
Co-Investments
and Primary Investments. The Portfolio Funds and investment vehicles that the Fund invests in hold securities issued primarily by private companies. Operating results for private companies in a specified period may be difficult to determine. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Risks Associated with Private Income Investments.
The Fund may invest in debt securities and other yield-oriented investments issued by private companies acquired in privately negotiated transactions and/or in connection with a restructuring transaction. Income investment strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Income Investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

Competition for access to Income Investment opportunities.
There can be no assurance that the Adviser will be able to secure interests on behalf of the Fund in all of the investment opportunities that it identifies for the Fund, or that the size of the interests available to the Fund will be as large as the Adviser would desire.

In addition, certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however, unregistered funds also managed by the Adviser are not prohibited from the same transactions. The 1940 Act also imposes significant limits on investments in certain privately placed securities in aggregated transactions with affiliates of the Fund. The 1940 Act prohibits the Adviser from causing the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action
letters or other available guidance or unless made in accordance with an exemptive order the Adviser and certain funds advised by the Adviser have received from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside certain funds advised by the Adviser, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns.

The Fund is subject to the risks of its Portfolio Funds and their underlying investments. The Fund’s investments in Portfolio Funds are subject to a number of risks, including the risks of the Portfolio Funds’ underlying investments. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Adviser seeks to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.

Portfolio Fund interests are ordinarily valued based upon valuations provided by the manager or general partner of a Portfolio Fund (a “Portfolio Fund Manager”), which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund Managers. The Adviser reviews and performs due diligence on the valuation procedures used by each Portfolio Fund Manager and monitors performance information provided by the Portfolio Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund Managers.

The Fund pays asset-based fees, and, in most cases, is subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Advisory Fee. Moreover, a Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of the Fund.

The Fund may have limited Secondary Investment opportunities
. The Fund may make Secondary Investments in Portfolio Funds by acquiring the interests in the Portfolio Funds from existing investors in such Portfolio Funds. In such instances, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. Moreover, there is no assurance that the Fund will be able to purchase interests at attractive discounts to net asset value (“NAV”), or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its Secondary Investments, the structure of such acquisitions and the overall success of the Portfolio Fund. The acquisition of Secondary Investments generally requires the consent of the Portfolio Fund Manager of such Secondary Investment, and there can be no assurance that the Fund will be able to obtain such consent. When the Fund acquires Secondary Investments, it is expected that the Fund will not have had the opportunity to negotiate the terms of the investment or other special rights or privileges, and the Fund may acquire an interest in a Secondary Investment that contains terms that are disadvantageous for legal, tax, regulatory, or other reasons.

There is significant competition for Secondary Investments. No assurance can be given that the Fund will be able to identify Secondary Investments that satisfy the Fund’s investment objective or, if the Fund is successful in identifying such Secondary Investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such Secondary Investments.

Income Investments are subject to general market risks .

•	Senior Secured Loans Risk.

•	Credit Risk.

•	Subordinated Debt Risk.

•	Bank Loans and Participations Risk .

•	Interest Rate Risk.

•	High-Yield Debt Risk .

•	High Yield Securities and Loans Risk.

•	Bonds and Other Fixed Income Securities Risk .

•	Derivatives Risk.

•	Asset-Backed Securities Risk.

•	Mortgage-Related and Mortgage-Backed Securities Risk.

•	Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”) Risk .

•	Equity Investments Risk.

•	Equity Market Risk.

•	Convertible Securities Risk.

•	Preferred Securities Risk.

•	Real Estate Securities Risk.

•	Equity-Linked Notes Risk.

•	Credit-Linked Notes Risk.

•	Acquisition Transactions Risk.

•	Infrastructure Risk.

•	Transportation Finance Risk.

•	Aircraft Industry Risk.

•	Net Leases Risk.

•	Mortgage Dollar Roll Risk.

•	When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk.

•	Other Investment Company Risk.

•	Foreign Securities and Emerging Markets Risk.

•	Geographic Focus Risk.

•	Government Securities Risk.

•	Inflation-Linked Securities Risk.

•	High Portfolio Turnover Risk.

•	Transactions Risk.

Regulatory Changes may adversely affect income funds
. The legal, tax and regulatory environment for income funds is evolving, and it is possible that any future changes may have a materially adverse effect on the ability of Portfolio Funds to pursue their investment strategies. Any regulatory changes that adversely affect a Portfolio Fund’s ability to implement its investment strategies could have a material adverse impact on the Portfolio Fund’s performance, and thus on the Fund’s performance.

In-kind
distributions from Portfolio Funds or
Co-Investments
may be held for an indefinite period
. The Fund may receive
in-kind
distributions of securities from Portfolio Funds or
Co-Investments.
There can be no assurance that securities distributed in kind by Portfolio Funds or
Co-Investments
to the Fund will be readily marketable or saleable. The Fund may be required to, or the Adviser, in its sole investment discretion, may determine to, hold such securities for an indefinite period. Timing of sales is subject to position size considerations, market liquidity, and other factors considered in the sole investment discretion of the Adviser. The Fund may incur additional expense in connection with any disposition of such securities.

There are additional risks associated with
Co-Investments
. There can be no assurance that the Fund will be given
Co-Investment
opportunities, or that any specific
Co-Investment
offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment. Many entities compete with the Fund in pursuing
Co-Investments.
Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition and regulatory restrictions, the Fund may not be able to pursue attractive
Co-Investment
opportunities from time to time. In addition, the Fund’s ability to dispose of
Co-Investments
may be more limited than the Fund’s ability to dispose of Secondary Investments or Primary Investments.

The Fund’s Income Investments may be subject to risks associated with a lead investor
. The Fund’s ability to realize a profit on such Income Investments will be particularly reliant on the expertise of the lead investor in the transaction. While due diligence will be conducted on private investment opportunities, where the Fund invests alongside an unaffiliated lead investor, the Adviser may be more reliant on the lead investor’s diligence. In addition, the Adviser may have little to no opportunity to negotiate the terms of such private investments. The Fund generally will rely on the lead investor or sponsor offering such private investment opportunity to perform certain due diligence on the relevant investment and to negotiate certain terms of the investment.

The Fund is subject to additional risks associated with different investments, including its investments in Liquid Assets. For information about those risks, see “Other Investment Risks” and “Other Risks” under the “Risks” section starting on page 63 of the Prospectus.

General Risks of Investing in the Fund

•	The Fund and the Portfolio Funds are subject to general investment risks.

•	The Fund and the Portfolio Funds are subject to risks associated with market and economic downturns and movements.

•	The Board may change the Fund’s investment objective and strategies without Shareholder approval.

•	The Fund is actively managed and subject to management risk.

•	The Fund may be subject to leverage risk.

•	The Fund is subject to conflicts of interest.

•	The Fund’s performance depends on the Adviser and key personnel.

•	The Fund’s strategy may involve investments in “undervalued” assets.

•	The Adviser’s due diligence process may entail evaluation of important and complex issues and may require outside consultants.

•	Investments in the Fund will be primarily illiquid.

•	The Fund is classified as non-diversified for purposes of the 1940 Act.

•	No Operating History.

•	Repurchase Offers Risk .

•	Shares are not freely transferable.

•	The Fund will have access to confidential information.

•	The Fund’s investments may be difficult to value.

•	The Fund cannot guarantee the amount or frequency of distributions.

•	Additional purchases will dilute the voting interest of existing Shareholders.

•	The Fund and certain service providers may have access to Shareholders’ personal information.

•	The Adviser and its affiliates manage funds and accounts with similar strategies and objectives to the Fund.

•	The Fund is subject to inflation risk.

Distributor and Shareholder Servicing Agent
J.P. Morgan Institutional Investments Inc. (“JPMII”), an affiliate of the Fund and the Adviser, acts as distributor for the Shares and serves in that capacity on a reasonable best-efforts basis, subject to various conditions.

JPMII may retain additional selling agents or other financial intermediaries to place Shares in the Fund. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. For Class A Shares, an upfront sales load charge of 2.25% will be applied to purchases in the amount of

$100,000 or less. For purchases from $100,000.01 to $249,999.99, there will be an upfront sales load charge of 1.75%. For purchases $250,000 and above, there will not be an upfront sales charge, however, there will be a contingent deferred sales charge of 1.00% in instances where such Class A Shares are repurchased from a Shareholder within eighteen (18) months after purchase. Class S Shares and Class I Shares are not subject to a sales load at the time of purchase. However, if a Shareholder buys Class S Shares through certain financial intermediaries, they may directly charge Shareholders transaction or other fees in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for Class S Shares. Investors should consult their financial intermediary for additional information.

JPMII also serves as shareholder servicing agent pursuant to an agreement with the Fund, under which JPMII has agreed to provide certain support services to Shareholders. For performing these services, JPMII, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A Shares, Class S Shares and Class I Shares of the Fund, payable monthly in arrears (the “Servicing Fee”). JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the annual fee to such financial intermediaries for performing some or all of shareholder, sub-transfer
agent, administrative and other related services.

Share Classes; Minimum Investments; Exchanging Shares
The Fund relies upon an exemptive order from the SEC that permits the Fund to offer multiple classes of Shares. The Fund offers three separate classes of Shares designated as Class S Shares, Class A Shares and Class I Shares. Each class of Shares has differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the Distribution Fee (as defined herein) that each class may be charged. The Fund may offer additional classes of Shares in the future.

The minimum initial investment in the Fund by any investor is $25,000 with respect to Class S Shares and Class A Shares, and except as otherwise noted, $1,000,000 with respect to Class I Shares. Specific to registered investment advisers and other eligible financial intermediary fee-based
accounts, the minimum initial investment for Class I Shares is $100,000. The minimum additional investment in the Fund by any investor is $100 for Class S Shares and Class A Shares and $2,500 for Class I Shares, except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a given broker/dealer or registered investment adviser may have Shares aggregated to meet these minimums, so long as initial investments are not less than the applicable minimum and incremental contributions are not less than the applicable minimum. Financial intermediaries may impose higher minimums.

The stated minimum investment for Class I Shares may be reduced for certain investors as described under “Purchasing Shares.” In addition, the Board and/or JPMII reserves the right to accept lesser amounts below these minimums for Trustees of the Fund and employees of JPMorgan Chase Bank, N.A. and its affiliates (“JPM Employees”) and vehicles controlled by such JPM Employees.

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers.

The minimum initial and additional investments may be reduced by the Fund and/or JPMII for certain investors (including, but not limited to registered investment advisers and other eligible financial intermediary fee-based
accounts) based on consideration of various factors, including the investor’s overall relationship with the Adviser or JPMII, the type of distribution channel offered by the intermediary, the investor’s holdings in other funds affiliated with the Adviser or JPMII, and such other matters as the Adviser or JPMII may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or JPMII, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or JPMII, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or JPMII, the type of distribution channels offered by the intermediary and such other factors as the Adviser or JPMII may consider relevant at the time.

A Shareholder may exchange their Shares of the Fund for another J.P. Morgan Fund (as defined herein) of the same Share class, or a Shareholder may exchange Shares for another

Share class of the Fund, provided such Shareholder meets any investment minimum or eligibility requirements for the Share class it is exchanging into. See “Exchanging Shares of the Fund” below for additional information on exchange privileges.

Eligible Investors
Shares are being offered to investors that are U.S. persons for U.S. federal income tax purposes. In addition, the Fund may offer Shares to
non-U.S.
persons subject to appropriate diligence by the Adviser and in compliance with applicable law.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus, the SAI and the Amended and Restated Declaration of Trust before deciding to invest in the Fund.

Bonus Shares
The Adviser and/or its affiliates may, out of their own resources, facilitate the purchase of Shares from the Fund (the “Bonus Shares”) at their offering price and instruct the transfer of such Bonus Shares without additional consideration to investors that are currently participating in the Fund’s seed round of fundraising.

The Fund intends to implement a Bonus Share program (the “Bonus Share Program”) pursuant to which eligible investors who purchase Shares of the Fund during the period beginning on the first date on which purchases are accepted (such date representing the commencement of the Bonus Share Program) until the earlier of (i) the date the Fund achieves $200 million in aggregate purchase orders for Shares following the commencement of the Bonus Share Program or (ii) twelve calendar months after the Fund begins operations (the “Bonus Shares Offering Period”). An eligible investor will receive additional Shares equal to 6% of the investor’s original subscription amount calculated using the NAV of the shares on the payment date, unless the Fund receives subscriptions in excess of $200 million prior to 5:00 p.m. Eastern Time on the day the Bonus Shares Offering Period ends (“Over Purchase Event”). If an Over Purchase Event occurs, the additional Shares to which an eligible investor is entitled will be reduced pro-rata
based on the amount of subscriptions received by the Fund prior to 5:00 p.m. Eastern Time on such date so that the aggregate subscription amounts on which Bonus Shares are issued do not exceed $200 million. If an eligible investor’s Shares are repurchased prior to the end of the Bonus Shares Offering Period, the additional Shares to be issued to such investor will be reduced pro-rata
to reflect the portion of the initial subscription amount that is held by the investor as of the last day of the Bonus Shares Offering Period. The Adviser

(or an affiliate of the Adviser) will contribute the full purchase amount for such Bonus Shares to the Fund from its own assets and at no additional cost to the investor or the Fund. Bonus Shares will be purchased by the Adviser or its affiliates at NAV. Bonus Shares will be issued to eligible Shareholders at the end of the Bonus Shares Offering Period at the Fund’s NAV as of the date such Bonus Shares are issued. Bonus Shares have the same rights as other Shares of the same class. The Adviser may, in its sole discretion and at any time, modify the terms of the Bonus Share Program, including the termination date, or otherwise suspend or terminate the Bonus Share Program, subject to applicable law, and investors should not rely on the continued availability of Bonus Shares when making investment decisions.

The availability of Bonus Shares during the Bonus Shares Offering Period may create an incentive for investors to invest additional amounts in the Fund. Because the Adviser’s Advisory Fee will be based on a percentage of the average daily value of the Fund’s net assets, Shares purchased for investors by the Adviser and/or its affiliates will result in increased net revenues to the Adviser if the increase in fee income due to the increased asset base offsets the costs associated with contributing the proceeds to purchase these additional Shares. As with repurchase requests by other Shareholders, repurchase requests related to Bonus Shares could have a significant negative impact on the Fund, including on the Fund’s liquidity.

JPMII serves as the Fund’s sole “underwriter” within the meaning of Section 2(a)(11) of the Securities Act in connection with the issuance of the Fund’s shares, including Bonus Shares.

Please contact your financial intermediary for additional information regarding whether Bonus Shares are currently available through its platform. See “Other Payments”.

Purchasing Shares
Shares are generally offered for purchase on a daily basis at the NAV per Share on that date. Fractions of Shares are issued to one one-hundredth
of a Share. Shares will be offered for purchase daily on any day the New York Stock Exchange (“NYSE”) is open for business at a price based upon the Fund’s NAV per Share next determined following receipt of a purchase order in good order by the Fund.

For Class A Shares, an upfront sales load charge of 2.25% will be applied to purchases in the amount of $100,000 or less. For purchases from $100,000.01 to $249,999.99, there will be an upfront sales load charge of 1.75%. For purchases $250,000 and above, there will not be an upfront sales charge, however, there will be a contingent deferred sales charge of 1.00% in instances where such Class A Shares are repurchased from a Shareholder within eighteen (18) months after purchase. No upfront sales load will be paid with respect to Class S Shares or Class I Shares. However, if you buy Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for Class S Shares. Investors should consult their financial intermediary for additional information.

Purchases are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the effectiveness of his, her or its investment in the Fund delayed until the following business day.

The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any fees or expenses and without the payment of any interest.

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

Distributions
The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with the distribution requirements necessary for the Fund to qualify to be treated as a RIC. Any distributions the Fund makes will be at the discretion of its Board, considering factors such as its earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and Delaware law. Distributions cannot be assured, and the amount of each distribution is likely to vary. The Fund intends to make distributions monthly, but no less frequently than quarterly. The distribution rate may be modified by the Board from time to time. Distributions will be paid at least annually in amounts representing substantially all of the net investment income not previously distributed in a monthly or quarterly (as applicable) distribution and net capital gains, if any, earned each year. In connection with the Adviser’s management of distributions, the Fund may carry over a portion of undistributed income from one calendar year to the next, which may be subject to an excise tax in accordance with the Code. The Fund reserves the right to pay an excise tax in certain circumstances.

The Fund intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under the Code and intends to distribute at least 90% of its annual “investment company taxable income” (as such term is defined in the Code) to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099 identifying the amount and character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the Fund’s distributions will be reported to Shareholders by their financial intermediary. See “Taxes; RIC Status” below and “Material U.S. Federal Income Tax Considerations.”

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund investments), non-capital
gains proceeds from the sale of assets (including Fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or
Co-Investments
and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Dividend Reinvestment Plan
The Fund operates under a dividend reinvestment plan (the “DRIP”) administered by SS&C GIDS, Inc. (the “Transfer Agent”). Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. federal withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent thirty (30) days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares.

No Redemption; Restrictions on Transfer
No Shareholder has the right to require the Fund to redeem Shares. With limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders. See “Repurchase of Shares.”

Repurchase of Shares
The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to Shareholders, has adopted a fundamental policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects, under ordinary circumstances, to offer to repurchase 7.5% of the Fund’s outstanding Shares (in the aggregate across all Share classes) at NAV (either by number of Shares or aggregate NAV) subject to the approval of the Board.

Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”).

Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Risks —
Repurchase Offers Risk
.”

Fees and Expenses
The Fund will bear its own operating expenses (including, without limitation, its ongoing offering expenses). A more detailed discussion of the Fund’s expenses can be found below under “Advisory Fee,” “Administrator” and “Distribution Fee and Servicing Fee.”

The Fund will bear certain of its organizational and initial offering costs in connection with this offering. The Fund’s initial offering costs, whether borne by the Adviser or the Fund, are being capitalized and amortized over a
12-month
period. The Fund’s organizational costs are expensed as incurred. The Fund estimates that organizational and initial offering costs will be approximately $600,000. The Fund’s organizational and offering expenses are subject to the Expense Limitation Agreement (defined below).

Advisory Fee
In consideration of the advisory services provided by the Adviser, the Fund will pay the Adviser a monthly advisory fee at an annual rate of 0.57% based on the value of the Fund’s net assets calculated and accrued daily (the “Advisory Fee”).

For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee will be payable monthly in arrears within five (5) business days after the completion of the NAV computation for the month. The Advisory Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in its Investment Advisory and Management Agreement with the Adviser (the “Investment Advisory and Management Agreement”).

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement, the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory
services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board.

Distribution Fee and Servicing Fee
Class S Shares and Class A Shares are subject to an ongoing distribution fee (the “Distribution Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing distribution services in respect of Shareholders who own Class S Shares or Class A Shares of the Fund. Although the Fund is not an
open-end
investment company, it will comply with the terms of Rule
12b-1
as a condition of the SEC exemptive relief, which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Accordingly, the Fund has adopted a distribution plan for its Class S Shares and Class A Shares (the “Distribution Plan”) and pays the Distribution Fee with respect to its Class S Shares and Class A Shares. The Distribution Plan operates in a manner consistent with Rule
12b-1
under the 1940 Act.

Class S Shares and Class A Shares pay a Distribution Fee to JPMII at an annual rate of 0.75% and 0.50%, respectively, based on the aggregate net assets of the Fund attributable to such class.

Class I Shares are not subject to a Distribution Fee.

Such payments on Class A Shares (except where a finder’s fee is paid) and Class S Shares will be paid to broker-dealers promptly after the shares are purchased. With respect to Class A Shares transactions, for purchases at NAV where JPMII paid a finder’s fee at the time of the purchase, the selling financial intermediary will start to receive the applicable Distribution Fee in the 13th month after the sale and JPMII will retain the Distribution Fees during such period, except certain broker-dealers who have sold Class A Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid Distribution Fees promptly after the Shares are purchased.

Class A Shares, Class S Shares and Class I Shares are subject to an ongoing Servicing Fee. JPMII serves as shareholder servicing agent pursuant to an agreement with the Fund, under which JPMII has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMII, as shareholder servicing agent, receives a Servicing Fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, Class S Shares and Class I Shares of the Fund, payable monthly in arrears. JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the Servicing Fee to such financial intermediaries for performing some or all of shareholder, sub-transfer
agent, administrative and other related services.

The Adviser, or its affiliates, including JPMII, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Administrator
The Fund has retained J.P. Morgan Investment Management Inc. (the “Administrator”) to provide it with certain administrative services, including fund administration and accounting. The Fund compensates the Administrator for these services and reimburses the Administrator for certain reasonable out-of-pocket
expenses (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. See “Administration and Accounting Services.”

Transfer Restrictions
A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice of a proposed transfer of Shares must be accompanied by properly completed transfer information documents in respect of the proposed transferee and must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Unlisted Closed-End Structure; Limited Liquidity
Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. In addition, Shares are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Closed-End Fund Structure; No Right of Redemption.”

Taxes; RIC Status
The Fund intends to elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code. During any period that it qualifies as a RIC, the Fund generally does not expect to be subject to corporate-level U.S. federal income tax on income that it distributes to Shareholders. It is anticipated that the Fund will principally recognize capital gains and dividends and therefore dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders.

In addition, because the Fund intends to qualify as a RIC, it expects to have certain attributes that are not generally found in unregistered credit funds. These include providing simpler tax reports to Shareholders on Forms 1099 and the avoidance of unrelated business taxable income (“UBTI”) for benefit plan investors and other investors that are exempt from U.S. federal income tax.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports
The Fund will distribute to its Shareholders, as soon as practicable after the end of each calendar year, IRS Forms
1099-DIV
detailing the amounts includible in such Shareholder’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. If you hold your Shares through a financial intermediary, your financial intermediary will report this information to you.

Reports to Shareholders
The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by 1940 Act. Shareholders may also receive periodic updates regarding the Fund’s operations and investments.

Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Amended and Restated Declaration of Trust.

Custodian and Transfer Agent	JPMorgan Chase Bank, N.A. serves as the Fund’s custodian, and SS&C GIDS, Inc. serves as the Fund’s transfer agent.

ERISA
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or section 4975 of the Code, including employee benefit plans and individual retirement accounts, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA or Section 4975 of the Code. Thus, the Adviser will not be a “fiduciary” within the meaning of ERISA and the Code with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a Shareholder, solely as a result of the Shareholder’s investment in the Fund.

SUMMARY OF FEES AND EXPENSES
The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending March 31, 2027, and assumes that the Fund has net assets of $100 million as of such date.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class S Shares	Class A Shares	Class I Shares
Maximum Sales Load (as a percentage of purchase amount)(1)	—	2.25%	—

Estimated Annual Operating Expenses (as a percentage of net assets attributable to Shares)	Class S Shares	Class A Shares	Class I Shares
Advisory Fee(2)(5)	0.57%	0.57%	0.57%
Interest Payments and Fees on Borrowed Funds(3)	1.19%	1.19%	1.19%
Other Expenses(4)	2.47%	2.47%	2.47%
Distribution Fee	0.75%	0.50%	None
Acquired Fund Fees and Expenses(5)	0.10%	0.10%	0.10%
Total Annual Expenses	5.08%	4.83%	4.33%
Fee Waiver and/or Expense Reimbursement(6)(7)	-2.51%	-2.51%	-2.51%
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	2.57%	2.32%	1.82%

(1)
For Class A Shares, an upfront sales load charge of 2.25% will be applied to purchases in the amount of $100,000 or less. For purchases from $100,000.01 to $249,999.99 there will be an upfront sales load charge of 1.75%. For purchases $250,000 and above, there will not be an upfront sales charge, however, there will be a contingent deferred sales charge of 1.00% in instances where such Class A Shares are repurchased from a Shareholder within eighteen (18) months after purchase. No upfront sales load will be paid with respect to Class S Shares or Class I Shares, however, if you buy Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for Class S Shares. Please consult your financial intermediary for additional information.

(2)
The Fund pays the Adviser a monthly Advisory Fee at an annual rate of 0.57% based on value of the Fund’s net assets, calculated and accrued daily. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Adviser has contractually agreed to reduce its Advisory Fee to an annual rate of 0.25% for a one-year term from the date the Fund commences operations (the “Fee Waiver Agreement”). Unless otherwise extended by agreement between the Fund and the Adviser, the Advisory Fee payable by the Fund after the conclusion of the first year of operations will be at the annual rate of 0.57%. The reduction of the Advisory Fee under the Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation Agreement described below.

(3)
In addition to estimated interest payments, includes estimated fees payable in connection with the Fund’s expected use of leverage. If the Fund were to incur higher levels of leverage or pay higher interest rates, interest payments on borrowed funds as a percentage of net assets would be higher.

(4)
The Other Expenses include, among other things, the Servicing Fee, professional fees, and other expenses that the Fund will bear, including initial and ongoing organizational and offering costs and fees and expenses of the Administrator, transfer agent and custodian. The Other Expenses are based on estimated amounts for the Fund’s current fiscal year.

(5)
The Acquired Fund Fees and Expenses include the fees and expenses of the Portfolio Funds in which the Fund intends to invest. Some or all of the Portfolio Funds in which the Fund intends to invest generally charge asset-based management fees. The managers of the Portfolio Funds may also receive performance-based compensation if the Portfolio Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. The Portfolio Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 1.50%, and generally charge between 10% and 20% of net profits as a carried interest allocation, subject to a clawback. The “Acquired Fund Fees and Expenses” disclosed above are based on historic fees and expenses of the Portfolio Funds in which the Fund anticipate investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The Acquired Fund Fees and Expenses are based on estimated amounts for the Fund’s current fiscal year.

(6)
Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Advisory Fee, any Distribution Fee, Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, reasonable research and due diligence expenses, investment-related software and database expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.02% per annum (excluding Excluded Expenses) of the Fund’s average daily net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six
months after the month in which the Adviser waived the fee or reimbursed the expense. The Expense Limitation Agreement will have a one-year
term from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its term. As a result of the reduction of the Advisory Fee under the Fee Waiver Agreement, no additional fee waivers or expense reimbursements are expected from the Adviser under the Expense Limitation Agreement based on the estimated Other Expenses for the Fund’s current fiscal year.

(7)
The Fund may invest in one or more mutual funds and/or ETFs advised by the Adviser or its affiliates (“affiliated funds”). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net advisory fees it collects from the affiliated funds on the Fund’s investment in such affiliated funds.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the fee waiver and expense reimbursement arrangements from the Fee Waiver Agreement and the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and is applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.
Example 1

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 Class S Shares investment, assuming a 5% annual return:	$26	$130	$233	$492
You would pay the following expenses on a $1,000 Class A Shares investment, assuming a 5% annual return:	$45	$142	$240	$484
You would pay the following expenses on a $1,000 Class I Shares investment, assuming a 5% annual return:	$18	$108	$199	$432
Example 2

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $25,000 Class S Shares investment, assuming a 5% annual return:	$647	$3,242	$5,834	$12,297
You would pay the following expenses on a $25,000 Class A Shares investment, assuming a 5% annual return:	$1,134	$3,558	$5,990	$12,109
You would pay the following expenses on a $25,000 Class I Shares investment, assuming a 5% annual return:	$459	$2,703	$4,978	$10,802

The Examples above are based on the annual fees and expenses and assume that the Fund has net assets of $100 million as of such date. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples.
FINANCIAL HIGHLIGHTS
Financial highlights have not been included in this prospectus, as the Fund has not yet commenced operations.
THE FUND
The Fund is a newly organized Delaware statutory trust formed on January 29, 2026 and is registered under the 1940 Act as a closed-end,
non-diversified,
management investment company. The Fund has no operating history and operates as an “interval fund”. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Amended and Restated Declaration of Trust.
Investment advisory services are provided to the Fund by the Adviser pursuant to the Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the Board.
Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports when they are prepared.
USE OF PROCEEDS
The proceeds from the sale of Shares of the Fund, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies within three months after receipt of such proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to certain investments, principally certain Secondary Investments,
Co-Investments,
and Primary Investments, due to the nature of those investments. Such proceeds will be invested together with any interest earned in the Fund’s account with the Fund’s custodian prior to the closing of the applicable offering. See “Purchasing Shares.” Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete credit markets transactions (which may be considerable), (ii) because certain Portfolio Funds selected by the Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Portfolio Fund Managers to invest the amounts committed by the Fund. Accordingly, during this period, the Fund may not achieve its investment objective or be able to fully pursue its investment strategies and policies.
Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term debt securities, affiliated and unaffiliated money market securities, mutual funds and/or ETFs, cash and/or cash equivalents. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

INVESTMENT OBJECTIVE AND STRATEGY
The Fund’s investment objective is to provide total return predominantly driven by income.
The Fund has significant flexibility to achieve its investment objective and invests in a broad range of Income Investments, including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the Adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. The Adviser buys and sells securities and investments for the Fund based on the Adviser’s view of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broad range of public and private Income Investments. Public and private Income Investments include loan assignments and participations and commitments to purchase loan assignments, bonds, other credit instruments, collateralized debt obligations, CLOs, asset-backed securities, credit-linked notes, ELNs, Portfolio Funds (as defined below), Co-Investments (as defined below), affiliated or unaffiliated mutual funds, closed-end funds and exchange-traded funds (“ETFs”), dividend-paying common and preferred equity securities, including common stocks, and securities of REITs. The Fund may also use derivatives as Income Investments and as substitutes for securities in which the Fund can invest, including selling call options. The Fund is not required to invest a certain percentage of its assets in any one type of investment and its allocations among these types of investments, including between public and private, will vary from time to time.
The investments in which the Fund may invest may be publicly offered or privately offered in transactions exempt from registration under the Securities Act of 1933, as amended. Public Income Investments are those that are available for purchase and sale on regulated public exchanges, over-the-counter markets or through public offerings. Private Income Investments are securities or loans that are not traded on public exchanges and are acquired through private transactions, including private placements, such as 144A securities, direct loans, and other non-publicly traded instruments. The allocation among these types of investments and other investments may vary from time to time.
The Fund’s investment exposure to Income Investments is implemented via a variety of investment types that include: (i) direct investments in securities and loans; (ii) investments in credit funds or pools of credit assets managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from investors in these Portfolio Funds, and/or (b) in connection with a restructuring transaction of a Portfolio Fund (together, “Secondary Investments”); (iii) credit investments, either directly or indirectly, via certain loan assignments, loan participations or investment vehicles sponsored and controlled by various unaffiliated asset managers (“Co-Investments”); (iv) primary investments in Portfolio Funds (“Primary Investments”); and (v) structured finance securities. The allocation among those types of investments and other investments may vary from time to time. There can be no assurance that such investments may be made available to the Fund (even when they are made available to other funds and accounts managed by the Adviser and/or its affiliates). MAS may allocate a portion of the Fund’s assets to the Adviser’s Private Credit Solutions Group with respect to the selection of certain private Income Investments.
The Fund may invest up to 20% of its net assets in non-Income Investments, including equity securities, such as common stocks, ELNs and equity securities of REITs, but excluding preferred stock and equity investments in private funds and ETFs that qualify as Income Investments for this limitation. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and that are designed to offer a return linked to the underlying instruments within the ELN. ELNs in which the Fund invests are derivative instruments that are specially designed to combine the economic characteristics of either single stocks or of a broad-based equity index (an “underlying index”) and written call options in a single note form and are not traded on an exchange. The options underlying the ELNs will be based on single stocks, the underlying index or on ETFs that replicate the underlying index. Selling a call option entitles the seller to a premium equal to the value of the option at the time of trade. The ELNs owned by the Fund are structured to use a covered call strategy and have short call positions embedded within them. When the Fund purchases the ELN from the issuing counterparty, the Fund is entitled to the premium generated by the short call position within the ELN. Therefore, the ELNs provide recurring cash flow to the Fund based on the premiums received from selling the call options and are an important source of the Fund’s return. When the Fund sells call options within an ELN, it receives a premium but limits its opportunity to profit from an increase in the market value of the single stock, the underlying benchmark or the ETF to the exercise price (plus the premium received). The maximum potential gain on an underlying instrument will be equal to the difference between the exercise price and the purchase price of the single stock, underlying benchmark or ETF at the time the option is written, plus the premium received. Investing in ELNs may also reduce the Fund’s volatility because the income from the ELNs would reduce potential losses incurred by the Fund’s equity portfolio. The ELNs are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist the Fund in seeking to provide relatively stable returns.
In addition to investments in the above-referenced equity securities, the Fund may also invest up to 20% of its net assets in convertible securities that have characteristics of both equity and debt securities.
The Fund may invest up to 100% of its total assets in debt securities and other types of investments that are rated below investment grade or the unrated equivalent (known as “junk bonds”). Junk bonds are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in junk bonds, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all.
The Fund has broad discretion to invest in other types of equity and debt investments and investments that have characteristics of both debt and equity securities. These include mortgage-backed, mortgage-related and asset-backed securities, including collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities, dollar rolls, REITs, inflation-linked securities including TIPS, when-issued securities and forward commitments.
The Fund may invest in J.P. Morgan Funds and, for the limited purposes described below, unaffiliated passive ETFs. A passive ETF is a registered investment company that seeks to track the performance of a particular market index. These indices include not only broad-based market indices but more specific indices as well, including those relating to particular sectors, markets, factors, regions or industries. The Fund may also invest in unaffiliated closed-end
registered investment companies. In addition, the Fund may seek to gain passive exposure to one or more markets by investing directly in the securities underlying a particular index. To the extent the Fund invests in underlying mutual funds or ETFs, the Adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated funds, even though there may (or may not) be one or more unaffiliated funds that investors might regard as more attractive for the Fund or that have superior returns. For passive ETFs, the Adviser expects to use a J.P. Morgan Fund unless the Adviser determines in its sole discretion the investment is not available. To the extent that an investment in a J.P. Morgan passive ETF is not available, only then will the Adviser consider an unaffiliated passive ETF. For actively-managed underlying mutual funds and ETFs, the Adviser limits its selection to J.P. Morgan Funds.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps to manage duration, sector, yield curve, equity, country, regional and currency exposure and credit and spread volatility, to increase income or gain to the Fund, for hedging and for risk management. The Fund may hedge its non-dollar
investments back to the U.S. dollar through the use of foreign currency derivatives including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar

investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.
The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest in Portfolio Funds that will acquire public and private income- generating assets, in each case that the Fund reasonably expects to be called in the future, as qualifying investments for purposes of its 80% policy.
The Fund may make investments directly or indirectly and may form one or more subsidiaries in the future in order to pursue its investment objective and strategies in a potentially tax-efficient
manner or for the purpose of facilitating its use of permitted borrowings (each, a “Subsidiary” and collectively, the “Subsidiaries”). Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments. In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The financial statements of each Subsidiary will be consolidated with those of the Fund.
If the Fund uses one or more Subsidiaries to make investments they will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, the Fund will indirectly bear these fees, costs, expenses and liabilities. As the Subsidiaries will be wholly owned, they would have the same investment strategies as the Fund. The Fund and its Subsidiaries will be subject to the same investment restrictions and limitations on a consolidated basis. In addition, the Subsidiaries would be consolidated subsidiaries of the Fund and the Fund will comply with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with any Subsidiaries. The Adviser will serve as investment adviser to the Fund and any Subsidiary. Any Subsidiaries will comply with the provisions relating to affiliated transactions and custody of the 1940 Act. JPMorgan Chase Bank, N.A. will serve as the custodian to any Subsidiaries. The Fund does not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned by the Fund.
Secondary Investments may include illiquid direct or indirect non-controlling
interests in, or interests in the revenue or profits of, management companies of a Portfolio Fund. The Fund does not intend to take on management responsibilities with respect to these investments, and the Fund will not control or otherwise hold an amount of interests in the management company such that the Fund becomes an affiliated person of the management company. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.
Investment Strategies
In pursuing the Fund’s investment objective, the Adviser will seek to invest directly in securities and loans, Secondary Investments,
Co-Investments
and Primary Investments that represent a broad spectrum of credit. MAS may allocate a portion of the Fund’s assets to the Adviser’s Private Credit Solutions Group with respect to the selection of certain private Income Investments. The Fund seeks to achieve the investment objective by evaluating the full range of available credit investment strategies and actively managing portfolio allocations in the context of a medium-term investment horizon. The Fund seeks to maintain a portfolio with an appropriate balance of public and private investments to maintain adequate liquidity to meet the repurchase features of the Fund.
Public Credit
Some of the main areas where the Adviser will focus include broadly syndicated loans, corporate debt securities which are rated below investment grade (known as “junk bonds”) or unrated, commercial mortgage-backed securities, residential mortgage-backed securities, CLOs and other asset-backed securities. The Fund has the flexibility to invest without limit in securities that are rated below investment grade or the unrated equivalent.

Private Credit
Over the past 15 years a combination of factors has helped to reshape the financial landscape and led private credit to take on more prominence. Following the 2008 financial crisis regulatory changes such as the Dodd-Frank Act in the United States and Basel III internationally have imposed stricter capital requirements on banks. This has made traditional bank lending more costly and less attractive, leading to a reduction in bank lending, especially to small and medium-sized
enterprises (SMEs) and other higher-risk borrowers. Credit funds have stepped in to fill this gap.
Credit covers a wide spectrum of strategies and collateral types. Some of the main areas where the Adviser will focus include:
Direct Lending
: Many middle market companies struggle to access traditional bank loans or public debt markets. Direct lending offers customized financing solutions with flexible terms at higher yields and includes various loan types such as senior secured loans, unitranche loans, and subordinated debt.
Asset Based Finance
: Asset-based finance is a type of lending where a company secures a loan using its assets as collateral. These assets can include accounts receivable, inventory, machinery, equipment, and real estate.
Distressed debt strategies
: Investors in distressed debt often engage in active management, working to restructure the company’s debt and operations to facilitate a turnaround. The focus is on investing in the debt of financially troubled companies, purchasing these securities at a significant discount with the expectation of substantial returns as the company’s situation improves.
Investment Process
As attractive investments across asset classes and strategies arise, the Adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. The Adviser establishes the strategic and tactical allocation for the Fund and makes decisions concerning strategies, sectors, and overall portfolio construction. The Adviser develops its investment insights through the combination of top-down
macro views, together with the
bottom-up
views of the separate asset class specialists within J.P. Morgan Asset Management globally. In buying and selling investments for the Fund, the Adviser employs a continuous four-step process: (1) making asset allocation decisions aligned with achieving performance through a business cycle, while incorporating the Adviser’s intermediate-term market outlook; (2) constructing the portfolio after considering the Fund’s risk and return target by determining the weightings of the asset classes, selecting the underlying securities, funds and other instruments; (3) for the Fund’s investments in securities issued by other funds, analyzing the investment capabilities of the underlying portfolio managers and funds; and (4) monitoring portfolio exposures and weightings and rebalancing portfolio exposures and weightings in response to market price action, liquidity profile and changes in the Adviser’s shorter term market outlook.
Types of Portfolio Investments
The Fund’s investment exposure to Income Investments is implemented via a variety of public and private investment types, including public Income Investments and private Income Investments.
The Fund’s investment exposure to Income Investments is implemented via a variety of investment types that include: (i) direct investments in securities and loans; (ii) investments in credit funds or pools of credit assets managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from investors in these Portfolio Funds, (b) in connection with a restructuring transaction of a Portfolio Fund(s) and /or (c) from certain companies organized as limited partnerships (“LPs” in which ownership interests are privately traded (“Secondary Investments”); (iii) investments in Income Investments, either directly or indirectly via investment vehicles sponsored and controlled by various unaffiliated asset managers

(“Co-Investments”);
(iv) primary investments in newly formed Portfolio Funds (“Primary Investments”); and (v) structured finance securities. The allocation among those types of investments and other investments may vary from time to time, especially during the Fund’s initial period of investment operations.
Secondary Investments
The Adviser believes that the credit secondaries market is still relatively nascent compared to other private capital asset classes, which provides unique opportunities for investors in credit secondaries.
The Adviser intends to invest opportunistically based on the Adviser’s perception of the best risk-adjusted returns within the credit secondaries landscape of opportunities. The Fund’s assets may be deployed in whatever credit-related investment strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve the Fund’s investment objective. The Fund’s strategy may involve investments in “undervalued” assets.
Significant Secondaries Acquisition Transactions
. From time to time, the Fund may enter into transactions to acquire significant amounts of Secondary Investments from other unaffiliated investors (i.e., limited partner-led)
or through continuation vehicles sponsored by the general partners of private credit funds that are unaffiliated with the Fund (i.e., general partner-led)
(“Acquisition Transactions”). Opportunities to participate in such Acquisition Transactions may come to the Fund from brokers representing existing private credit fund limited partners and also directly from the general partners of private credit funds. The consummation of these types of transactions, given their size and complexity, is uncertain. Most of these types of transactions will be subject to certain closing conditions, including, among others, counterparty consent (which may include consent of both the selling general and limited partners) as well as the consents of the general partners of the limited partnerships comprising the Secondary Investments. See “Risks —
Acquisition Transactions
” and “Risks —
Risks Relating to Significant Secondaries Acquisition Transactions
” for a description of the risks relating to Acquisition Transactions. The Adviser may use a combination of available cash and borrowings under the Fund’s credit line to complete Acquisition Transactions over time.
Co-Investments
The Adviser intends to pursue
co-investment
opportunities, including with third-party private credit funds that have demonstrated success. In structuring co-investments,
the Adviser’s objectives will be (i) to achieve attractive risk-adjusted returns, (ii) to maintain diversification, and (iii) to protect the investor’s capital on the downside.
The Adviser plans to leverage its experience and relationships with sponsors of investment funds, as well as its global network and internal sourcing capabilities, to attract and generate co-investment
opportunities. The Adviser will seek to make
co-investments
with third-party funds through its own market research and relationships.
Throughout the due diligence process, the Adviser will consult both internal and external resources to develop a comprehensive understanding of the investment.
There can be no assurance that such investments may be made available to the Fund (even when they are made available to other funds and accounts managed by the Adviser and/or its affiliates). MAS may allocate a portion of the Fund’s assets to the Adviser’s Private Credit Solutions Group with respect to the selection of certain private Income Investments. The Fund will not invest in
Co-Investments
sourced by that group. Such
Co-Investment
opportunities may, however, be made available to some or all other investors in private Income Investments managed by the Adviser’s Private Credit Solutions Group. As a result, the Fund’s performance may be adversely affected by its non-participation in those Co-Investments.

Primary Investments
In the view of the Adviser, it is critical that an investor partner with a team that has long standing relationships with successful sponsors, a due diligence process to identify top performing emerging managers, and the selectivity and discipline to rule out those groups that are not able to maintain their premier performance. Identifying and gaining access to high quality private credit sponsors and building an appropriately diversified portfolio are essential elements to consistently realizing the return enhancing benefits of private credit.
The Adviser believes it has successfully established long-term relationships with established, leading private credit sponsors. The Adviser seeks to add value to private credit funds in a variety of ways, including serving on advisory boards, and maintaining a dialogue with fund sponsors regarding their strategies and investment decisions. This value-added approach is intended to align the interests of the Fund with those of the sponsor, to encourage the sponsor to engage in early discussions with the Adviser about new fund-raising activities, and, importantly, to generate investment opportunities for secondary investments and co-investments.
Liquid Assets
The Fund may invest any portion of its assets in a portfolio of liquid assets, including short-term debt securities, affiliated and unaffiliated money market securities, mutual funds and/or ETFs, cash and/or cash equivalents. The Fund may invest in investment grade fixed-income securities as well as below investment grade fixed-income securities that are expected to focus on floating rate senior secured loans issued by U.S. and foreign corporations, partnerships and other business entities, including private equity backed companies.
Modifications
The Adviser may modify the implementation of the Fund’s investment strategies, portfolio allocations, investment processes and investment techniques based on market conditions, changes in personnel or as the Adviser otherwise deems appropriate.
No guarantee or representation is made that the investment strategy of the Fund will be successful or that the Fund will achieve its investment objective.
LEVERAGE
The Fund intends to use leverage to seek to achieve its investment objective and/or for liquidity (i.e., to finance the repurchase of Shares and/or bridge the financing of Fund investments pending the acceptance of funds from investor purchases). The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. Under the 1940 Act, the Fund may borrow in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred shares in an aggregate amount of liquidation preference attributable to the preferred shares combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. Currently, the Fund has no intention to issue preferred shares. The use of leverage creates an opportunity for increased investment returns, but also creates risks for the holders of Shares. See “Risks — The Fund may be subject to leverage risk.”
Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Credit Facility
The Fund intends to establish one or more credit lines to borrow money for investment purposes. In addition, the credit lines may also be used for a range of purposes, including to provide liquidity for capital calls by Portfolio Funds and
Co-Investments,
to satisfy repurchase requests, to manage timing issues in connection with the inflows of additional capital and to otherwise satisfy Fund obligations.
RISKS
AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISERS PRIOR TO INVESTING IN THE FUND.
Investment in the Fund is suitable only for those persons who have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s investments in Portfolio Funds. Potential investors with questions as to the suitability of an investment in the Fund should consult their professional advisers to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition.
The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:
Risks of Investing in Income Investments
Risks of Private Income Strategies.
The Fund’s investment portfolio will include Secondary Investments, Co-Investments and Primary Investments. The Portfolio Funds and investment vehicles that the Fund invests in hold securities issued primarily by private companies. Operating results for private companies in a specified period may be difficult to determine. Such investments involve a high degree of business and financial risk that can result in substantial losses.
Risks Associated with Private Income Investments.
The Fund may invest in debt securities and other yield-oriented investments issued by private companies acquired in privately negotiated transactions and/or in connection with a restructuring transaction. Credit investment strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Income Investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

Less information may be available with respect to private company investments and such investments offer limited liquidity.
Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner.
Access to Income Investment opportunities is limited.
The Adviser and its affiliates seek to maintain excellent relationships with sponsors, general partners and managers with which they have previously invested. However, because of the number of investors seeking to gain access to the top performing investment funds, direct investments, secondary investments and other vehicles, there can be no assurance that the Adviser will be able to secure interests on behalf of the Fund in all of the investment opportunities that it identifies for the Fund, that such investments will be made available to the Fund (even when they are made available to other funds and accounts managed by the Adviser and/or its affiliates), or that the size of the interests available to the Fund will be as large as the Adviser would desire. Moreover, as a registered investment company, the Fund will be required to make certain public disclosures and regulatory filings regarding its operations, financial status, portfolio holdings, etc. While these filings are designed to enhance investor protections, Portfolio Fund Managers and certain private companies may view such filings as contrary to their business interests and deny access to the Fund; but may permit other, non-registered
funds or accounts, managed by the Adviser or its affiliates, to invest. As a result, the Fund may not be invested in certain
Co-Investments
or Portfolio Funds that are held by other unregistered funds or accounts managed by the Adviser or its affiliates, even though those investments would be consistent with the Fund’s investment objective. The Fund may also invest in certain Primary Investments in anticipation of obtaining access to one or more potential
Co-Investments,
but there is generally no guarantee that those potential
Co-Investments
will be made available to the Fund. MAS may allocate a portion of the Fund’s assets to the Adviser’s Private Credit Solutions Group with respect to the selection of certain private Income Investments. The Fund will not invest in
Co-Investments
sourced by that group. Such
Co-Investment
opportunities may, however, be made available to some or all other investors in private Income Investments managed by the Adviser’s Private Credit Solutions Group. As a result, the Fund’s performance may be adversely affected by its non-participation in those Co-Investments. The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action
letters or other available guidance or unless made in accordance with an exemptive order the Adviser and certain funds advised by the Adviser have received from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns.
The Fund is subject to the risks of its Portfolio Funds.
The Fund’s investments in Portfolio Funds are subject to a number of risks. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Some of the Portfolio Funds in which the Fund invests may have only limited operating histories. Although the Adviser seeks to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Portfolio Funds and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Portfolio Funds. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund’s investments are successful.
Portfolio Fund interests are ordinarily valued based upon valuations provided by the Portfolio Fund Managers, which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund Managers. A Portfolio Fund Manager may face a conflict of interest in valuing such securities because their values may have an impact on the Portfolio Fund Manager’s compensation. The Adviser reviews and performs due diligence on the valuation procedures used by each Portfolio Fund Manager and monitors performance information provided by the Portfolio Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund Managers. Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Shares.
The Fund pays asset-based fees, and, in most cases, is subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Advisory Fee. In addition, performance-based fees charged by Portfolio Fund Managers may create incentives for the Portfolio Fund Managers to make risky investments, and may be payable by the Fund to a Portfolio Fund Manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative.
Moreover, a Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of the Fund. Thus, a Shareholder in the Fund may be subject to higher operating expenses than if the Shareholder invested in the Portfolio Funds directly. In addition, because of the deduction of the fees payable by the Fund to the Adviser and other expenses payable directly by the Fund from amounts distributed to the Fund by the Portfolio Funds, the returns to a Shareholder in the Fund will be lower than the returns to a direct investor in the Portfolio Funds. Fees and expenses of the Fund and the Portfolio Funds are generally paid regardless of whether the Fund or Portfolio Funds produce positive investment returns. Shareholders could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for direct investment in Portfolio Funds.
There is a risk that the Fund may be precluded from acquiring an interest in certain Portfolio Funds due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Portfolio Funds. The Adviser also may refrain from including a Portfolio Fund in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund if such an investment was made. In addition, the SEC has adopted Rule
18f-4
under the 1940 Act, which, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, such as a capital commitment to a Portfolio Fund or as part of a
Co-Investment.
In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions and other considerations, including those arising under the 1940 Act, may cause the Fund to invest in different Portfolio Funds or
Co-Investments
than other clients of the Adviser.
If the Fund fails to satisfy capital calls to a Portfolio Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. Any failure by the Fund to make timely capital contributions may impair the ability of the Fund to pursue its investment program, cause the Fund to be subject to certain penalties from the Portfolio Funds or otherwise impair the value of the Fund’s investments.
The governing documents of a Portfolio Fund generally are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of its limited partners or members, under certain circumstances, to terminate the Portfolio Fund prior to the end of its stated term. Early termination of a Portfolio Fund in which the Fund is invested may result in the Fund having distributed to it a portfolio of immature and illiquid securities, or the Fund’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of the Fund.
Although the Fund will be an investor in a Portfolio Fund, Shareholders will not themselves be equity holders of that Portfolio Fund and will not be entitled to enforce any rights directly against the Portfolio Fund or the Portfolio Fund Manager or assert claims directly against any Portfolio Funds, the Portfolio Fund Managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Portfolio Funds that may be available to the Fund as an investor in the Portfolio Funds. In addition, Portfolio Funds generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Portfolio Funds, does not have the benefit of the protections afforded by 1940 Act. Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Portfolio Funds managed by such Portfolio Fund Managers, does not have the benefit of certain of the protections afforded by the Advisers Act.
Commitments to Portfolio Funds generally are not immediately invested. Instead, committed amounts are drawn down by Portfolio Funds and invested over time, as underlying investments are identified—a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Portfolio Fund’s drawdowns. During this period, investments made early in a Portfolio Fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Portfolio Funds do not draw down 100% of committed capital, and historic trends and practices can inform the Adviser as to when it can expect to no longer need to fund capital calls for a particular Portfolio Fund. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future capital calls and distributions from Portfolio Funds. This may result in the Fund making commitments to Portfolio Funds in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to a Portfolio Fund will increase. The Fund will maintain cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Portfolio Funds.
The Fund is subject to the risks associated with its Portfolio Funds’ underlying investments.
The investments made by the Portfolio Funds entail a high degree of risk and in most cases are highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.
A Portfolio Fund Manager may focus on a particular industry or sector, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Portfolio Fund Manager may focus on a particular country or geographic region, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Portfolio Funds may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.
The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.
The valuations of Portfolio Funds in which the Fund invests may be based on imperfect information and are subject to inherent uncertainties.
There is no established market for Secondary Investments or for the privately-held portfolio companies of Portfolio Fund Managers, and there are not likely to be any comparable companies for which public market valuations exist. In addition, under limited circumstances, the Adviser may not have access to all material information relevant to a Portfolio Fund Manager’s valuation analysis. For example, Portfolio Fund Managers generally are not obligated to update any valuations in connection with a transfer of interests on a secondary basis, and such valuations may not be indicative of current or ultimate realizable values. As a result, the valuation of Portfolio Funds in which the Fund invests may be based on imperfect information and is subject to inherent uncertainties. The Fund’s carrying value of a Primary Investment or Secondary Investment in a Portfolio Fund or
Co-Investment
therefore may not accurately reflect the amount the Fund could realize upon disposition of the asset and, in the case of a Secondary Investment, is not expected to reflect the Fund’s cost to purchase the asset if it is acquired at a discount to the NAV reported by the Portfolio Fund or its Portfolio Fund Manager. There are no guarantees or assurances regarding the valuation methodology employed or the adequacy of systems utilized by any Portfolio Fund Manager. Additionally, there is no assurance regarding the accuracy of valuations provided by the Portfolio Fund Managers, their compliance with internal policies or procedures for record-keeping and valuation, or the effectiveness of their policies, procedures, and systems. Consequently, it is possible that a Portfolio Fund Manager’s valuation of securities may not align with the ultimate realized amount upon the disposition of such securities. The information provided by a Portfolio Fund Manager may be subject to inaccuracy due to fraudulent activity, misvaluation, or inadvertent errors. It is important to note that the Fund may not identify these valuation errors for a significant period of time, if at all.
The Fund may have limited Secondary Investment opportunities.
The Fund may make Secondary Investments in Portfolio Funds by acquiring the interests in the Portfolio Funds from existing investors in such Portfolio Funds (and not from the issuers of such investments). In such instances, as the Fund will not be acquiring such interests directly from the Portfolio Fund, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. There can be no assurance as to the number of Secondary Investment opportunities that will be presented to the Fund.
In addition, valuation of Secondary Investments in Portfolio Funds may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such Portfolio Funds may own securities. Moreover, the purchase price of Secondary Investments in such Portfolio Funds generally will be subject to negotiation with the sellers of the interests and there is no assurance that the Fund will be able to purchase interests at attractive discounts to NAV, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its Secondary Investments, the structure of such acquisitions and the overall success of the Portfolio Fund. The acquisition of Secondary Investments generally requires the consent of the Portfolio Fund Manager of such Secondary Investment, and there can be no assurance that the Fund will be able to obtain such consent. When the Fund acquires Secondary Investments, it is expected that the Fund will not have had the opportunity to negotiate the terms of the investment or other special rights or privileges, and the Fund may acquire an interest in a Secondary Investment that contains terms that are disadvantageous for legal, tax, regulatory, or other reasons.
There is significant competition for Secondary Investments. Many institutional investors, including fund-of-funds
entities, as well as existing investors of Portfolio Funds may seek to purchase Secondary Investments of the same Portfolio Fund which the Fund may also seek to purchase. In addition, some Portfolio Fund Managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds.
These Portfolio Fund Managers also may be partial to Secondary Investments being purchased by existing investors of their Portfolio Funds. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called
“Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of those opportunities for the Fund. No assurance can be given that the Fund will be able to identify Secondary Investments that satisfy the Fund’s investment objective or, if the Fund is successful in identifying such Secondary Investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such Secondary Investments.
At times, the Fund may have the opportunity to acquire a portfolio of Portfolio Fund interests from a seller, on an “all or nothing” basis. In some such cases, certain of the Portfolio Fund interests may be less attractive than others, and certain of the Portfolio Fund Managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those Secondary Investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.
In the cases where the Fund acquires an interest in a Portfolio Fund through a Secondary Investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the Portfolio Fund and, subsequently, that Portfolio Fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the Portfolio Fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid, there can be no assurance that the Fund would prevail on such claim.
Income Investments are subject to general market risks.
Senior Secured Loans.
When a Portfolio Fund makes a unitranche loan or standalone first or second lien loan to a portfolio company, the Portfolio Fund generally takes a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which the Portfolio Fund expects to help mitigate the risk that the Portfolio Fund will not be repaid. However, there is a risk that the collateral securing the Portfolio Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that a Portfolio Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Portfolio Fund will be able to collect on the loan should it be forced to enforce its remedies.

In addition, senior secured credit facilities are generally syndicated to a number of different financial market participants. The documentation governing the facilities typically requires either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the facility, such as waivers, amendments, or the exercise of remedies. In addition, voting to accept or reject the terms of a restructuring of a facility pursuant to a court-ordered plan of reorganization in an insolvency proceeding may be done on a class basis. As a result of these voting regimes, the Portfolio Fund may not have the ability to control any decision in respect of any amendment, waiver, exercise of remedies, restructuring or reorganization of debts owed to the Portfolio Fund.
Credit
. There is a risk that the issuer and/or a counterparty to a security, contract, repurchase agreement or other investment, will default or otherwise become unable to honor a financial obligation. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. The price and liquidity of a security can also be adversely affected if either its credit status or the market environment generally deteriorates and the probability of default rises. The value of your investment could decline as a result of these events. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Subordinated Debt.
Portfolio Funds generally may make investments in subordinated debt which is subordinated to senior secured loans on a payment basis and typically is unsecured and ranks pari passu
with other unsecured creditors. As such, other creditors may rank senior to a Portfolio Fund in the event of an insolvency. This may result in an increased risk of default as well as recovery values being lower than other more senior sources of capital. In addition, many of the obligors are highly leveraged and many of the investments will be in securities which are unrated or rated below investment grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.
Bank Loans and Participations
. The Fund may invest a portion of its assets indirectly in bank loans and participations. These obligations are subject to unique risks, including, without limitation: (a) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws,
(b) so-called
lender liability claims by the issuer of the obligations, (c) environmental liabilities that may arise with respect to collateral securing the obligations, (d) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality and (e) limitations on the ability of the Fund to directly enforce its rights with respect to participations. The loans indirectly invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate, and may be senior or subordinated.
Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Fund. Bank loans are frequently traded on the basis of standardized documentation which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current level of liquidity will continue, or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority which monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement may be delayed based on the actions of any third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Fund.
Portfolio Funds may invest in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. In addition, if the Fund invests in loans pursuant to an assignment, it is possible that the Fund’s claims may be subject to attack (
i.e
., equitable subordination or disallowance) on account of the conduct of the transferee. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest and not with the borrower. In purchasing participations, the Fund may have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off
against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the institution selling the participation to the Fund. In certain circumstances, investing in the form of a participation may be the most advantageous or only route for the Fund to make or hold any such investment, including in light of limitations relating to local laws or the willingness of administrative agents or borrowers to allow the Fund to become a direct lender. Some of the bank loans acquired by the Fund may be below investment grade. In terms of liquidity with respect to such Investments, there can be no assurance that levels of supply and demand in bank loan trading will provide an adequate degree of liquidity for the Fund’s Investments therein. In addition, the Fund may make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.
Interest Rate
. The Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. It is difficult to accurately predict the pace at which the Federal Reserve Board will change interest rates any further, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
High-Yield Debt
. The Fund may invest directly or indirectly in debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities. In most cases, such debt will be rated below “investment grade” or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high-yield securities has experienced periods of volatility and reduced liquidity. High-yield securities may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by substantially all of the issuer’s assets. High-yield securities may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these debt securities may reflect individual corporate developments. General economic recession or a major decline in the demand for products and services in the industry in which the borrower operates would likely have a materially adverse impact on the value of such securities or could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high-yield debt securities.
High-Yield Securities and Loans
. The Fund may invest in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing loans or high yield securities, increase the claims against assets that are permitted against collateral securing loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the loans and high yield instruments held by the Fund.
High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain loans may not be considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public
information to which other investors may have access.
Bonds and Other Fixed Income Securities
. Portfolio Funds may invest in bonds and other fixed income securities, both U.S. and
non-U.S.,
and may take short positions in these securities. Portfolio Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and
non-U.S.
corporations; U.S. Government securities or debt securities issued or guaranteed by a
non-U.S.
government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (
i.e.
, credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (
i.e.
, market risk).
Derivatives
. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.
The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging
purposes, which increases the Fund’s

potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to Shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax
return.
If the Fund determines to operate as a limited derivatives user under Rule
18f-4
and comply with the related limit on the Fund’s derivatives exposure, the Fund could experience lower performance or higher costs.
Asset-Backed Securities.
 The Fund may invest (including in “equity” or residual tranches) in asset-backed securities and other securitizations, which are generally limited recourse obligations of an investment vehicle issuer of such instruments (“Securitization Vehicles”) payable solely from the underlying assets (“Securitization Assets”) of the issuer or proceeds thereof. Consequently, holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. The Securitization Assets may include, without limitation, broadly-syndicated leveraged loans, middle-market bank loans, leasing obligations, collateralized debt obligation debt tranches, trust preferred securities, insurance surplus notes, asset-backed securities, consumer loans, other receivables, mortgages, REITs, high yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.
The investment characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal can generally be prepaid at any time because the underlying loans or other assets generally can be prepaid at any time.
The collateral supporting asset-backed securities is generally of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. Asset-backed securities are often backed by pools of any variety of assets, including, for example, residential and commercial real estate leases, aircraft, shipping vessels, transportation and storage assets and mobile home loans, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The market value of an asset-backed security is affected by changes in the market’s perception of the asset backing the asset-backed securities and the creditworthiness of the servicer for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of unpredictable factors, including the anticipated rate of prepayment of the underlying assets, and are therefore subject to the risk that the asset-backed security will lose value. Asset-backed securities are also subject to the general risks associated with investing in physical assets such as real estate; that is, they could lose value if the value of the underlying asset declines.
Holders of asset-backed securities bear various other risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.
Credit risk arises from (i) losses due to defaults by obligors under the underlying collateral and (ii) the issuing vehicle’s or servicer’s failure to perform their respective obligations under the transaction documents governing the asset-backed security. These two risks can be related, as, for example, in the case of a servicer that does not provide adequate credit-review scrutiny to the underlying collateral, leading to a higher incidence of defaults.
Market risk arises from the cash flow characteristics of the asset-backed securities, which for most asset-backed securities tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor in the event that credit losses in the portfolio rise well above expected levels.
Interest rate risk arises for the issuer from (x) the pricing terms on the underlying collateral, (y) the terms of the interest rate paid to holders of the asset-backed securities and (z) the need to mark to market the excess servicing or spread account proceeds carried on the issuing vehicle’s balance sheet. For the holder of the security, interest rate risk depends on the expected life of the asset-backed security, which can depend on prepayments on the underlying assets or the occurrence of wind-down or termination events. If the servicer becomes subject to financial difficulty or otherwise ceases to be able to carry out its functions, it could be difficult to find other acceptable substitute servicers and cash flow disruptions or losses can occur, particularly with underlying collateral comprised of non-standard receivables
or receivables originated by private retailers who collect many of the payments at their stores.
Structural and legal risks include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), a court having jurisdiction over the proceeding could determine that, because of the degree to which cash flows on the assets of the issuing vehicle potentially have been commingled with cash flows on the originator’s other assets (or similar reasons), (a) the assets of the issuing vehicle could be treated as never having been truly sold by the originator to the issuing vehicle and could be substantively consolidated with those of the originator, or (b) the transfer of such assets to the issuer could be voided as a fraudulent transfer. The time and expense related to a challenge of such a determination also could result in losses and/or delayed cash flows.
In addition, investments in subordinated asset-backed securities involve greater credit risk of default than the senior classes of the issue or series. Default risks can be further pronounced in the case of asset-backed securities secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities in an asset-backed securities issue generally absorb all losses from default before any other class of securities in such issue is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.
Another risk associated with asset-backed securities is that the collateral that secures an asset-backed security, such as credit card receivables, could be unsecured. In the case of credit card receivables, debtors are additionally entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. For asset-backed securities that are backed by automobile receivables, such asset-backed securities pose a risk because most issuers of such asset-backed securities permit the servicers to retain possession of the underlying obligations. Because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the asset-backed securities potentially will not have a proper security interest in all of the obligations backing such asset-backed securities. Therefore, there is a possibility that recoveries on repossessed collateral will not, in some cases, be available to support payments on these securities. As the foregoing shows, an underlying risk of investing in asset-backed securities is the dependence on debtors to timely pay their consumer loans.
In the case of asset-backed securities structured using Securitization Vehicles, Securitization Assets are typically actively managed by an investment manager, which may be the Adviser or its affiliates, and as a result, the Securitization Assets will be traded, subject to rating agency and other constraints, by such investment manager. The aggregate return on these equity securities will depend in part upon the ability of each such investment manager to actively manage the related portfolio of Securitization Assets.
Mortgage-Related and Mortgage-Backed Securities Risk.
Mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the property or housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, changes in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed and mortgage-related investments that include so-called
“sub-prime”
mortgages (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default). The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain real estate mortgage investment conduits (REMICs) that include Fannie Mae mortgages) are not considered as government securities for purposes of the Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.

The Fund may invest in interest-only (“IO”) and principal-only (“PO”) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of IO securities, while a rapid or unexpected decrease could have the same effect on PO securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”)
. The Fund may invest in CLOs and CDOs. CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a SPV to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.
Investors in CLOs and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving S&P Global Ratings (“S&P”) ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
Because the loans held in the pool often may be prepaid without penalty or premium, CLOs and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will have accelerated the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the Shareholders. The credit characteristics of CLOs and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most CLOs and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.
CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.
In addition to the typical risks associated with fixed-income securities and asset-backed securities, CLOs and CDOs carry other risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or quality, or be downgraded by a rating agency; (iii) the Fund may invest in tranches of CLOs and CDOs that are subordinate to other tranches, diminishing the likelihood of payment; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes with the issuer or unexpected investment results;

(v) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vi) the manager of the CLO or CDO may perform poorly.
Structured Finance Securities
. The CLOs and other CDOs in which the Fund may invest are structured finance securities. Holders of structured finance securities bear risks of the underlying assets and are subject to counterparty risk.
The Fund may have the right to receive payments only from the structured finance security and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance securities enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance securities generally pay their share of the structured finance security’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying structured finance securities will rise or fall, these prices (and, therefore, the prices of structured finance securities) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured finance security uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance securities owned by the Fund.
Certain structured finance securities may be thinly traded or have a limited trading market. CLOs, CDOs and credit-linked notes are typically privately offered and sold. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with fixed-income securities, structured finance securities carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in structured finance securities are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Equity Investments.
When the Fund invests in unitranche loans, standalone first and second lien loans or subordinated debt, the Fund may acquire equity securities in a portfolio company. In addition, the Fund may invest directly in the equity securities of portfolio companies. The Fund’s goal is ultimately to dispose of such equity interests and realize gains upon the Fund’s disposition of such interests. However, the equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences. The timing of ultimate realization is highly uncertain and these securities will have no readily available market for liquidity. As a result, the holding period for these securities may be lengthy.
In addition, underlying investments are likely to be in lower-grade obligations. The lower-grade underlying investments may be rated below investment grade by one or more nationally recognized statistical rating agencies at the time of investment, or may be unrated but determined by the Fund to be of comparable quality. Loans or debt securities rated below investment grade are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Further, in the event of a bankruptcy, liquidation or reorganization or similar proceeding relating to the Fund, the Fund will participate with all other equity holders of the Fund in the assets remaining after the Fund has paid all of its indebtedness, including subordinated indebtedness.
Equity Market
. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Convertible Securities
. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities, the dividend paid on preferred securities and payment of principal upon maturity until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible
securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired.
Preferred Securities
. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions.
Real Estate Securities
. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, including reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease
space on attractive terms or to obtain mortgage financing on a timely basis or at all, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations and unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax-free
pass-through of its income under the Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called
“sub-prime”
mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
Equity-Linked Notes
. When the Fund invests in ELNs, it receives cash but limits its opportunity to profit from an increase in the market value of the instrument because of the call options written within the particular ELN. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities.
ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of these investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
If the ELN is held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of an ELN that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying equity security, but typically does not receive voting rights as it would if it directly owned the underlying equity security. In addition, there can be no assurance that there will be a trading market for an ELN or that the trading price of the ELN will equal the underlying value of the instruments that it seeks to replicate. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.
Credit-Linked Notes
. The Fund may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. The Fund may enter into CLNs structured as
“First-to-Default”
CLNs. In a
First-to-Default
CLN, the CLN trust enters into a credit default swap on a portfolio of a specified number of individual securities pursuant to which the CLN trust sells protection to a counterparty. The CLN trust uses the proceeds of issuing investments in the CLN trust to purchase securities, which are selected by the counterparty and the total return of which is paid to the counterparty. Upon the occurrence of a default or credit event involving any one of the individual securities, the credit default swaps terminate and the Fund’s investment in the CLN trust is redeemed for an amount equal to “par” minus the amount paid to the counterparty under the credit default swap. The Fund may also enter in CLNs to gain access to sovereign debt and securities in emerging markets particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions, tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative. The Fund’s investments in CLNs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.

Acquisition Transactions
. Investments made in connection with acquisition transactions are subject to a variety of special risks, including the risk that the acquiring company has paid too much for the acquired business, the risk of unforeseen liabilities, the risks associated with new or unproven management or new business strategies and the risk that the acquired business will not be successfully integrated with existing businesses or produce the expected synergies.
Infrastructure
. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled markets, the effects of surplus capacity, increased competition from other providers of services, and uncertainty concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users
of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.
Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed (also known as junk bonds). These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.
Transportation Finance.
The Fund may invest in transportation finance-related instruments. The transportation finance sector is cyclical in nature and will likely be dependent upon continued economic growth in the world’s economies. Economic recessions, terrorism, pandemics, the price of fuel, and newer, more efficient vehicles are all risks to these types of investments. Further, funds operating in these sectors will often have greater portfolio concentration.
Aircraft Industry
. The Fund may acquire assets related to the aircraft industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aircraft industry, including reduced leasing of aircraft and related equipment by commercial airlines and the commercial aircraft industry generally, reduction in demand for any one aircraft or type of aircraft, the maintenance and operating history of the specific aircraft or components that back such securities, maintenance or performance issues with the model and type of aircraft that back such securities, and regulatory risk relating to the aircraft industry. Adverse developments with respect to any of the foregoing may adversely affect the value of securities collateralized or otherwise backed by aircraft or aircraft equipment. In addition, the bankruptcy of the lessors or lessees of the aircraft or aircraft equipment that back such securities may complicate financial recoveries in connection with such securities and therefore have a negative impact on their value. Market events such as economic declines and recessions, geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aircraft industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aircraft industry generally. There can be no assurance that future events will not have a negative impact on the aircraft industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.
Net Leases.
The Fund may invest in commercial properties subject to net leases. Typically, net leases require the tenant to pay substantially all of the operating costs associated with the properties, such as insurance, real estate taxes and costs of maintaining the property, and make the tenant responsible for maintaining, operating and managing the property. Therefore, the Fund’s net lease investments are materially dependent on the financial stability and ability to achieve business success of its tenants, which in turn is materially dependent on a wide range of factors beyond their control, such as changes in consumer preferences, local economic conditions and interest rate levels, among other macroeconomic factors. In addition, net leases typically have longer lease terms and there can be no assurance contractual rental increases will result in market rates for the full term of the lease.
Any termination of or default on a lease by any tenant would result in lost revenue from the property and could require the Fund to use another source of capital to meet debt payments and other costs related to the property. If a tenant becomes bankrupt, the Fund’s rights as a property owner will be restricted, including by limiting the amount of unpaid rent it can collect, and the tenant will have additional rights, including authority to reject and terminate its lease. If a lease is terminated for any reason, in addition to losing revenue, the Fund may also incur substantial costs, including capital expenditures and maintenance costs required for the property to be suitable for and attractive to desirable tenants. There can be no assurance that a vacant property will be able to be leased on a timely basis, favorable terms or at all.
Mortgage Dollar Rolls
. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage pass-through securities eligible to be sold in the
“to-be-announced”
or “TBA” market (“TBAs”) and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments
. Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.
Forward Commitments.
Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day
settlement and earnings will normally be purchased.
Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.
To the extent the Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.
Other Investment Companies
. The Fund may invest in shares of ETFs and other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying ETF or investment company when the Fund invests in shares of another ETF or investment company. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Foreign Securities and Emerging Markets
. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss.
Geographic Focus
. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Government Securities
. U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as securities issued by the Government National

Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or other Government-Sponsored Enterprises (“GSEs”)). U.S. Government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. Therefore, U.S. Government-related organizations may not have the funds to meet their payment obligations in the future. U.S. Government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Inflation-Linked Securities
. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (such as real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.
There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of inflation calculated by the index. In addition, inflation-linked securities are subject to the risk that the CPI or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
High Portfolio Turnover
. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to Shareholders as ordinary income.
Transactions
. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities or liquidating other investments to meet repurchase requests. The risk of loss increases if the repurchase requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Risks Relating to Significant Secondaries Acquisition Transactions.
Failure to Consummate Significant Secondaries Acquisition Transactions
. The Fund may enter into Acquisition Transactions to acquire significant amounts of Secondary Investments. The consummation of Acquisition Transactions is subject to certain conditions, including, among others, consent of the general partners and limited partners of the sellers. The conditions required to consummate the transactions may not be satisfied or waived on schedule, or at all. If such transactions are not consummated, the Fund will have incurred substantial expenses, including out-of-pocket
legal and accounting expenses and other related charges, for which no ultimate benefit will have been received. There can be no assurances as to the exact timing, or that an Acquisition Transaction will be completed at all.

Inability to Obtain Approvals
. The inability to obtain certain approvals and consents could delay or prevent the completion of Acquisition Transactions. For instance, the obligation to complete an Acquisition Transaction may be subject to the receipt of consents required to be obtained from certain parties, including the general and limited partners of the seller. The Fund expects that similar consents would be required in connection with similar transactions to acquire portfolios of Secondary Investments. If all approvals and consents, and conditions to such approvals and consents, are not satisfied, the closing of Acquisition Transactions could be significantly delayed, or the transaction may not occur at all.
Regulatory changes may adversely affect income funds.
Legal, tax and regulatory changes could occur that may adversely affect or impact the Fund at any time. The legal, tax and regulatory environment for income funds is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the credit and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of Portfolio Funds to pursue their investment strategies. In recent years, market disruptions and the dramatic increase in capital allocated to alternative investment strategies have led to increased governmental, regulatory and self-regulatory scrutiny of the income and alternative investment fund industry in general, and certain legislation proposing greater regulation of the income and alternative investment fund management industry periodically is being and may in the future be considered or acted upon by governmental or self-regulatory bodies of both U.S. and in
non-U.S.
jurisdictions. It is impossible to predict what, if any, changes might be made in the future to the regulations affecting: income funds generally; the Portfolio Funds; the Portfolio Fund Managers; the markets in which they operate and invest; and/or the counterparties with which they do business. It is also impossible to predict what the effect of any such legislative or regulatory changes might be. Any regulatory changes that adversely affect a Portfolio Fund’s ability to implement its investment strategies could have a material adverse impact on the Portfolio Fund’s performance, and thus on the Fund’s performance.
In-kind
distributions from Portfolio Funds or
Co-Investments
may be held for an indefinite period.
The Fund may receive
in-kind
distributions of securities from Portfolio Funds or
Co-Investments.
There can be no assurance that securities distributed in kind by Portfolio Funds or
Co-Investments
to the Fund will be readily marketable or saleable. The Fund may be required to, or the Adviser, in its sole investment discretion, may determine to, hold such securities for an indefinite period. Timing of sales is subject to position size considerations, market liquidity, and other factors considered in the sole investment discretion of the Adviser. The Fund may incur additional expense in connection with any disposition of such securities.
There are additional risks associated with
Co-Investments.
There can be no assurance that the Fund will be given
Co-Investment
opportunities, or that any specific
Co-Investment
offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment. MAS may allocate a portion of the Fund’s assets to the Adviser’s Private Credit Solutions Group with respect to the selection of certain private Income Investments. The Fund will not invest in
Co-Investments
sourced by that group. Such
Co-Investment
opportunities may, however, be made available to some or all other investors in private Income Investments managed by the Adviser’s Private Credit Solutions Group. As a result, the Fund’s performance may be adversely affected by its non-participation in those Co-Investments. Many entities compete with the Fund in pursuing
Co-Investments.
Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition and regulatory restrictions, the Fund may not be able to pursue attractive
Co-Investment
opportunities from time to time. The market for
Co-Investment
opportunities is competitive and may be limited, and the
Co-Investment
opportunities to which the Fund wishes to allocate assets may not be available at any given time.

In addition, the Fund’s ability to dispose of
Co-Investments
may be more limited than the Fund’s ability to dispose of Secondary Investments or Primary Investments, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Fund to sell such investment.
Co-Investments
may be heavily negotiated and, therefore, the Fund may incur additional legal and transaction costs in connection therewith.
The Fund may be subject to risks related to its
Co-Investments
alongside other parties.
Co-Investing
alongside one or more other parties in an investment (i.e., as a co-investor)
involves risks that may not be present in investments made by lead or sponsoring private credit investors. As a co-investor,
the Fund may have interests or objectives that are inconsistent with those of the lead private credit investors that generally have a greater degree of control over such investments.
In addition, in order to take advantage of
Co-Investment
opportunities as a
co-investor,
the Fund generally will be required to hold a
non-controlling
interest, for example, by becoming a limited partner in a partnership that is controlled by the general partner or manager of the private credit fund offering the
Co-Investment,
on a
co-investor
basis, to the Fund. In this event, the Fund would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and the Fund’s investment in it. The Fund may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made.
In addition, the Fund may in certain circumstances be liable for the actions of its third-party co-venturers.
Co-Investments
made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third party partners or co-venturers.
There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund’s interests.
The Fund’s Income Investments may be subject to risks associated with a lead investor.
The Fund’s ability to realize a profit on such Income Investments will be particularly reliant on the expertise of the lead investor in the transaction. While due diligence will be conducted on private investment opportunities, where the Fund invests alongside an unaffiliated lead investor, the Adviser may be more reliant on the lead investor’s diligence. In addition, the Adviser may have little to no opportunity to negotiate the terms of such private investments. The Fund generally will rely on the lead investor or sponsor offering such private investment opportunity to perform certain due diligence on the relevant investment and to negotiate certain terms of the investment.
Fixed-income securities in which the Fund may invest are generally subject to the following risks in addition to the risks identified above:
Issuer and Spread Risk
. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer. In addition, wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood of risk or default by the issuer.
Prepayment or “Call” Risk
. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to Shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Reinvestment Risk
. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
Duration and Maturity Risk
. The Fund has no set policy regarding the duration or maturity of the fixed-income securities it may hold. In general, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above. The Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and any other factors that the Adviser deems relevant. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.
General Risks of Investing in the Fund
The Fund and the Portfolio Funds are subject to general investment risks.
There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.
The Fund and the Portfolio Funds are subject to risks associated with market and economic downturns and movements.
Investments made by the Fund may be materially affected by market, economic and political conditions in the United States and in the non-U.S. jurisdictions in which its investments operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the control of the Adviser and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make new investments.
The Board may change the Fund’s investment objective and strategies without Shareholder approval.
The Board has the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice and without Shareholder approval (except as required by the 1940 Act or other applicable laws). The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.
The Fund is actively managed and subject to management risk.
The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s ability to achieve its investment objective depends upon the Adviser’s skill in determining the Fund’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluation and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Income Investments, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. The Fund’s allocation of its investments across Portfolio Funds, Co-Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.
The Fund may be subject to leverage risk.
The use of leverage creates an opportunity for increased Share gains, but also creates risks for Shareholders. The Fund cannot assure Shareholders that the use of leverage, if employed, will benefit the common shares. Leveraging is a speculative technique that may expose the Fund to greater risk and increased costs. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for Shareholders, including:

•	the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to Shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and

•	leverage may increase operating costs, which may reduce total return.
Any decline in the NAV of the Fund’s investments will be borne entirely by Shareholders. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in NAV to Shareholders than if the Fund were not leveraged. While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage may reduce the income and/or total returns to Shareholders relative to the circumstance where the Fund had not reduced any of its outstanding leverage.
Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate Shareholders.
The Fund is subject to conflicts of interest.
An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. For example, MAS may allocate a portion of the Fund’s assets to the Adviser’s Private Credit Solutions Group with respect to the selection of certain private Income Investments. The Fund will not invest in
Co-Investments
sourced by that group. Such
Co-Investment
opportunities may, however, be made available to some or all other investors in private Income Investments managed by the Adviser’s Private Credit Solutions Group. As a result, the Fund’s performance may be adversely affected by its non-participation in those Co-Investments. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets. In certain circumstances, by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates and may result in the Fund forgoing certain investments that it would otherwise make. Furthermore, from time to time, the investment activities of the Fund will be restricted because of regulatory requirements applicable to the Adviser (or its affiliates) or its internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements. There may be periods when the Adviser could preclude the Fund from purchasing particular securities or financial instruments (or limit the amount the Fund may invest), even if such securities or financial instruments would otherwise meet the Fund’s objectives. For example, the Fund’s ability to participate in Income Investments may be limited or precluded due to internal restrictions in place at the Adviser designed to avoid affiliation under the 1940 Act between the Fund and/or the Adviser and its affiliates and an issuer. These same restrictions may not apply to other accounts or pooled investment vehicles managed by the Adviser that are not subject to the 1940 Act. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. The Adviser may also acquire material non-public
information which would negatively affect the Adviser’s ability to transact in securities for the Fund. See “Potential Conflicts of Interest” below.
The Fund’s performance depends on the Adviser and key personnel.
The Fund does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Adviser currently employs, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. The Adviser will evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the Investment Advisory and Management Agreement. The Fund’s future success will depend to a significant extent on the continued service and coordination of the Adviser’s senior investment professionals. The departure of any of the Adviser’s key personnel, including the portfolio managers, or of a significant number of the investment professionals of the Adviser or of the investment team, could have a material adverse effect on the Fund’s business, financial condition or results of operations. Under the terms of the Investment Advisory and Management Agreement, the Adviser may also enter into one or more sub-advisory
agreements with other investment advisers pursuant to which the Adviser may obtain sub-advisory
services from such other investment advisers to assist the Adviser in fulfilling its responsibilities. The Fund can offer no assurance that the investment professionals, resources, relationships and expertise of JPMorgan Chase & Co. (“JPMorgan Chase”) will be available for every transaction. In addition, the Fund cannot assure investors that the Adviser will remain the Fund’s investment adviser. The Fund may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on the Fund’s financial conditions, results of operations and cash flow.
The Fund’s strategy may involve investments in “undervalued” assets.
The Fund’s investment strategy may be based, in part, upon the premise that certain potential investments may be available for purchase by the Fund at what the Adviser believes are “undervalued” prices. However, purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund, and such investments may be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve.
The Adviser’s due diligence process may entail evaluation of important and complex issues and may require outside consultants.
The Adviser’s due diligence process may not reveal all facts that may be relevant in connection with an investment made by the Fund. In some cases, only limited information is available about a Portfolio Fund or
Co-Investment
opportunity in which the Adviser is considering an investment. There can be no assurance that the due diligence investigations undertaken by the Adviser will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating a particular investment opportunity, or that the Adviser’s due diligence will result in an investment being successful. In the event of fraud by any Portfolio Fund or
Co-Investment
vehicle or any of its general partners, managers or affiliates, the Fund may suffer a partial or total loss of capital invested in that investment. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments. An additional concern is the possibility of material misrepresentation or omission on the part of the investment or the seller. Such inaccuracy or incompleteness may adversely affect the value of that investment. The Fund will rely upon the accuracy and completeness of representations made by Portfolio Funds or
Co-Investment
vehicles and/or their current or former owners in the due diligence process to the extent the Fund deems reasonable when it makes its investments, but cannot guarantee such accuracy or completeness.
Investments in the Fund will be primarily illiquid.
The Fund is designed primarily for long-term investors. An investment in the Fund, unlike an investment in a traditional listed closed-end
fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end
funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a Shareholder’s option. Unlike stocks of listed closed-end
funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Fund’s Income Investments may be illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle.
The Fund is classified as
non-diversified
for purposes of the 1940 Act.
The Fund is classified as a
“non-diversified”
investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified
fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund. However, the Fund will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code.
The Fund has no operating history.
The Fund is a newly organized,
non-diversified,
closed-end
management investment company with no operating history. While members of the investment team who will be active in managing the Fund’s investments have substantial experience in Income Investments, the Fund was recently formed, does not yet have any operating history and has not made any investments.

Repurchase Offers Risk.
The Fund is an “interval fund” and, in order to provide liquidity to Shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Shares at NAV (the “Quarterly Repurchase Policy”), with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule
23c-3
under the 1940 Act. The Fund currently expects, under ordinary circumstances, to conduct quarterly repurchase offers for 7.5% of its outstanding Shares (in the aggregate across all Share classes) at NAV (either by number of Shares or aggregate NAV) subject to the approval of the Board.
The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases may be funded from available cash, borrowings, purchase proceeds or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in increased portfolio turnover and untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, including liquid investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular repurchase offer, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, as well as during any delay between the Repurchase Request Deadline and the Repurchase Pricing Date (to the extent there is a delay). The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. In accordance with applicable law, there is no repurchase offer queue, meaning that Shares that are not repurchased when a repurchase offer is oversubscribed have no priority in the next repurchase offer. A Shareholder may be subject to market, foreign currency and other risks, and the NAV of Shares tendered in a repurchase offer may decline (and continue to decline) at any time, including between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.
Seed Investor Risk
.
The Adviser and/or its affiliates may make payments, and/or offer fee adjustments for other services provided by the Adviser, to one or more investors that contribute seed capital to the Fund. Such payments and fee adjustments may continue for a specified period of time and/or until a specified dollar amount is reached. Any such payments will be made from the assets of the Adviser and/or its affiliates (and not the Fund), and any such fee adjustments will be made to services by the Adviser that are unrelated to the Fund (and not to any Fund fees or expenses). Seed investors may contribute all or a majority of the assets in the Fund and may hold a significant portion of the Fund’s outstanding Shares for some period of time. There is a risk that such seed investors may request the repurchase of all or part of their Shares, particularly after payments from the Adviser and/or its affiliates have ceased. As with repurchase requests by other large Shareholders, such repurchase requests could have a significant negative impact on the Fund including by reducing the Fund’s liquidity, causing the Fund to realize gains that will be distributed and taxable to remaining Shareholders and increasing the Fund’s transaction costs. A large repurchase request may also use up capacity under the caps of the Fund’s Share repurchase offers and may result in repurchase requests being fulfilled on pro rata basis.
Further, the Adviser may make an investment of capital in the Fund. As a result, the Adviser may own a substantial amount of the Fund’s outstanding Shares. The Adviser may periodically elect to tender any or all of its Shares for repurchase pursuant to the Fund’s periodic repurchase offers. Any such tenders by the Adviser could have a negative impact on the Fund, including on the Fund’s liquidity, and could reduce the opportunity for other shareholders to tender the full amount of their Shares in a given offering.
Shares are not freely transferable.
Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder or with the prior written consent of the Board, which may be withheld in the Board’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.
The Fund will have access to confidential information.
The Fund will likely have access to or acquire confidential information relating to its investments. The Fund will likely limit the information reported to its investors with respect to such investments.
The Fund’s investments may be difficult to value.
The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.
A substantial portion of the Fund’s assets are expected to consist of private investments, including Portfolio Funds and
Co-Investments,
for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Adviser, as valuation designee pursuant to Rule
2a-5
under the 1940 Act, at fair value based on input from the sponsor or general partner of such investment as determined pursuant to policies and procedures approved by the Board. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated. In some instances, returns on Secondary Investments will be higher than returns on Primary Investments as a result of such Secondary Investments being purchased at a discount, and then revalued based on such investment’s fair value at the time the Fund next calculates its daily NAV. As a result, Secondary Investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its daily NAV. If such unrealized gains are realized upon the Fund’s disposition of Secondary Investments, the Fund may generate distributable gains that are taxable to Shareholders. Accordingly, the overall performance and NAV of the Fund may be significantly impacted by the acquisition price paid by the Fund for its Secondary Investments.
Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund will invest a significant amount of its assets in Income Investments for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests under the Code depends on the values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof. These factors could adversely affect Shareholders whose Shares are repurchased as well as new Shareholders and remaining Shareholders.
The Fund’s NAV is a critical component in several operational matters including computation of the Advisory Fee, the Distribution Fee and the Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund. It is expected that the Fund will accept purchases of Shares on any day the NYSE is open for business. The number of Shares a Shareholder will receive will be based on the NAV per Share next determined following receipt of a purchase order in good order by the Fund, see “Purchasing Shares.”
The Adviser generally expects to receive information for the Fund’s investments in Income Investments, including Portfolio Funds and
Co-Investments,
on which it will base the Fund’s NAV only as of each calendar quarter end and on a significant delay. The Adviser generally does not expect to receive updated information intra quarter for such investments. As a result, the Fund’s NAV for periods other than calendar quarter end will likely be based on information from the prior quarter and market inputs that are observable to the Adviser, but may not reflect all adjustments that a Portfolio Fund Manager would make based on information that has not been shared with the Adviser. As a result, in certain situations, the Adviser may not reflect adjustments to the value of the Fund’s investments due to impairments or other market factors that the Adviser would make if it had access to such information, resulting in such investments potentially being overvalued in hindsight. The Fund may need to liquidate certain investments, including its investments in Income Investments, in order to repurchase Shares in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining Shareholders to the benefit of Shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage Shareholders whose Shares were accepted for repurchase to the benefit of remaining Shareholders. Similarly, a subsequent decrease in the valuation of the Fund’s investments after a purchase could potentially disadvantage subscribing investors to the benefit of pre-existing
Shareholders, and a subsequent increase in the valuation of the Fund’s investments after a purchase could potentially disadvantage pre-existing
Shareholders to the benefit of subscribing investors. For more information regarding the Fund’s calculation of its NAV, see “Net Asset Valuation.”
The Fund cannot guarantee the amount or frequency of distributions.
The amount of distributions that the Fund may pay is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with the distribution requirements necessary for the Fund to qualify to be treated as a RIC. See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year
increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.
The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund investments), non-capital
gains proceeds from the sale of assets (including Fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or
Co-Investments
and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.
Additional purchases will dilute the voting interest of existing Shareholders.
The Fund intends to accept additional purchases for Shares, and such purchases will dilute the voting interest of existing Shareholders in the Fund. Additional purchases will also dilute the indirect interests of existing Shareholders in the Fund investments made prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Fund investments underperform the prior investments.
The Fund and certain service providers may have access to Shareholders’ personal information.
The Adviser, the auditors, the custodian and the other service providers to the Fund may receive and have access to personal data relating to Shareholders, including information contained in a prospective investor’s purchase documents and arising from a Shareholder’s business relationship with the Fund and/or the Adviser. Such information may be stored, modified, processed or used in any other way, subject to applicable laws, by the Adviser and by the Fund’s other service providers and their agents, delegates, sub-delegates
and certain third parties in any country in which such person conducts business. Subject to applicable law, Shareholders may have rights in respect of their personal data, including a right to access and rectification of their personal data and may in some circumstances have a right to object to the processing of their personal data.
The Adviser and its affiliates manage funds and accounts with similar strategies and objectives to the Fund.
The Adviser and its affiliates are investment advisers to various clients for whom they make Income Investments of the same type as the Fund. The Adviser and its affiliates also may agree to act as investment adviser to additional clients that make Income Investments of the same type as the Fund. In addition, the Adviser will be permitted to organize other pooled investment vehicles with principal investment objectives different from those of the Fund. It is possible that a particular investment opportunity would be a suitable investment for the Fund and such clients or pooled investment vehicles. Such investments will be allocated in accordance with the allocation policies and procedures of the Adviser. See “Potential Conflicts of Interest” below.
The Fund is subject to inflation risk.
Inflation may adversely affect the business, results of operations and financial condition of the portfolio companies in which Portfolio Funds may invest.
Inflationary pressures have increased the costs of labor, energy and raw materials, have adversely affected consumer spending and economic growth, and may adversely affect portfolio companies’ operations. If portfolio companies are unable to pass increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly as interest rates rise in response to inflation. In addition, any projected future decreases in portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of those investments could result in future realized or unrealized losses and therefore reduce the Fund’s NAV.

While the U.S. and other developed economies have experienced higher-than-normal inflation rates, it remains uncertain whether substantial inflation in the U.S. and other developed economies will be sustained over an extended period of time or have a significant effect on the U.S. or other economies. Inflation may affect the Fund’s investments adversely in a number of ways, including those noted above. During periods of rising inflation, interest and dividend rates of any instruments the Fund or entities related to portfolio investments may have issued could increase, which would tend to reduce returns to investors in the Fund. Inflationary expectations or periods of rising inflation could also be accompanied by the rising prices of commodities which may be critical to the operation of certain portfolio companies. Portfolio companies may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of such investments may decline in times of higher inflation. Some of the Fund’s investments may have income linked to inflation through contractual rights or other means. However, as inflation may affect both income and expenses, any increase in income may not be sufficient to cover increases in expenses.
Governmental efforts to curb inflation often have negative effects on the level of economic activity. In an attempt to stabilize inflation, certain countries have imposed wage and price controls at times. Past governmental efforts to curb inflation have also involved more drastic economic measures that have had a materially adverse effect on the level of economic activity in the countries where such measures were employed. There can be no assurance that continued and more wide-spread inflation in the U.S. and/or other economies will not become a serious problem in the future and have a material adverse impact on the Fund’s returns.
Other Investment Risks
The Fund will hold cash, money market instruments and other short-term investments which may lower the Fund’s performance.
The Fund will hold assets in cash, money market instruments and other short-term investments, which may lower the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
In addition, the Fund and the Portfolio Funds may maintain substantially all of their respective cash and cash equivalents in accounts with major U.S. and multi-national financial institutions, and their respective deposits at certain of these institutions may exceed insured limits, where applicable. Volatility in the banking system may impact the viability of such banking and financial services institutions. In the event of failure of any of the financial institutions where the Fund or a Portfolio Fund maintains its respective cash and cash equivalents, there can be no assurance that the Fund or such Portfolio Fund would be able to access uninsured funds in a timely manner or at all. Any inability to access, or delay in accessing, these funds could adversely affect the business and financial position of the Fund and the Portfolio Fund.
The Fund may be subject to risks related to changes in foreign currency exchange rates.
Because the Fund may have exposure to securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.
Other Risks
The Fund is subject to limitations under the Volcker Rule.

Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the Adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the Adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
The Fund may be deemed to be controlled by a Bank Holding Company under the Bank Holding Company Act.
The Fund’s activities may be limited as a result of potentially being deemed to be controlled by a bank holding company. JPMorgan Chase is a bank holding company (“BHC”) under the Bank Holding Company Act (“BHCA”) and is therefore subject to supervision and regulation by the Federal Reserve. In addition, JPMorgan Chase is a financial holding company (“FHC”) under the BHCA, which is a status available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. JPMorgan may be deemed to “control” the Fund within the meaning of the BHCA if, among other things, JPMorgan Chase owns more than a certain percentage of the Fund’s outstanding Shares or a certain number of JPMorgan Chase employees serve on the Fund’s board, and it is expected that JPMorgan Chase will be deemed to control the Fund for a certain period of time and therefore, these restrictions will apply to the Fund as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including the Federal Reserve, may restrict the Fund’s investments, transactions and operations and may restrict the transactions and relationships between the Adviser, JPMorgan Chase and their affiliates, on the one hand, and the Fund on the other hand. For example, the BHCA regulations applicable to JPMorgan Chase and the Fund may, among other things, restrict the Fund’s ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of the Fund’s investments and restrict the Fund’s and the Adviser’s ability to participate in the management and operations of the companies in which the Fund holds an equity investment. In addition, certain BHCA regulations may require aggregation of equity positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by JPMorgan Chase and its affiliates (including the Adviser) for client and proprietary accounts may need to be aggregated with positions held by the Fund. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, JPMorgan Chase may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require the Fund to limit and/or liquidate certain investments.
These restrictions may materially adversely affect the Fund by, among other things, affecting the Adviser’s ability to pursue certain strategies within the Fund’s investment program or trade in certain securities. In addition, JPMorgan Chase may cease in the future to qualify as an FHC, which may subject the Fund to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to JPMorgan Chase and the Fund, or the interpretation thereof, will not change, or that any such change will not have a material adverse effect on the Fund.
JPMorgan Chase may in the future, in its sole discretion and without notice to investors, engage in activities impacting the Fund and/or the Adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, JPMorgan Chase, the Fund or Applicable JPM Accounts (as defined below). JPMorgan Chase may seek to accomplish this result by causing the Adviser to resign as the Fund’s investment adviser, voting for changes to the Board, causing JPMorgan Chase personnel to resign from the Board, reducing the amount of JPMorgan Chase’s investment in the Fund (if any), revoking the Fund’s right to use the JPMorgan Chase name or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment adviser appointed by the Fund may be unaffiliated with JPMorgan Chase.
The Board may make decisions on behalf of the Fund without Shareholder approval.
Shareholders have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day
management of the Fund’s investment activities to the Adviser, subject to oversight by the Board.
Recent market fluctuations and changes may adversely affect the Fund.
General fluctuations in the market prices of securities may affect the value of the Fund’s investments. Instability in the securities markets also may increase the risks inherent in the Fund’s investments. Stresses associated with the 2008 financial crisis in the United States and global economies peaked over a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
The Fund is subject to market disruptions and geopolitical risks.
The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the U.S. and around the world, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the European Union (“EU”), continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns and other factors, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.
China and the United States have each imposed tariffs on the other country’s products, and the United States has also adopted certain targeted measures such as export controls or sanctions implicating Chinese companies and officials. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. There remains much uncertainty as to whether the trade negotiations between the United States and China will be successful and how trade tensions between the United States and China will evolve. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Increased trade tensions could have a material adverse effect on the global economy, and the Fund and its portfolio investments could be materially and adversely affected.
Investments by the Fund, as well as by the Portfolio Funds in which the Fund invests, are materially affected by conditions in the global financial markets and economic and political conditions throughout the world, such as interest rates, the availability and cost of credit, inflation rates, economic uncertainty, changes in laws, trade policies, commodity prices, tariffs, currency exchange rates and controls and national and international political circumstances (including wars and other forms of conflict, terrorist acts, and security operations) and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and pandemics could materially affect the Fund’s investments to the extent it materially affects global economies or global financial markets. The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. These factors are outside of the Fund’s control and may affect the level and volatility of securities prices and the liquidity and value of the Fund’s portfolio investments, and the Fund may not be able to successfully manage its exposure to these conditions, which may result in substantial losses to Shareholders.
For example, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of this military action, resulting sanctions and future local, regional or global market disruptions, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on Russian entities or individuals, including politicians, could have a severe adverse effect on the region, including significant negative economic impacts. Additional examples include, but are not limited to, heightened concerns of trade disputes, which could result in increased tariffs, trade restrictions or other retaliatory countermeasures. The extent, duration and impact of geopolitical conflicts and related market impacts are difficult to ascertain, but could be significant and could have significant adverse effects on regional and global economies and the markets for certain securities and commodities, such as oil, natural gas, steel and aluminum, as well as other sectors, and on the Fund’s investments.
The Fund is subject to risks associated with instability in the banking sector.
U.S. and global markets recently have experienced increased volatility, including as a result of the failures of certain U.S. and
non-U.S.
banks, which could be harmful to the Fund and issuers in which it directly or indirectly invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a purchase line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.
Global developments may negatively impact Asian economies.
Many countries in Asia are heavily dependent upon international trade, and the United States and Europe remain important export markets for many economies in the region. Consequently, countries in the region may be adversely impacted by economic and political developments in other parts of the world, particularly in the case of significant contractions and weakening in demand in primary export markets or enactment of trade barriers by key trading partners. The global financial crisis in 2009 caused significant dislocations, illiquidity and volatility in the wider global credit and financial markets, including markets in Asia. While the volatility of global financial markets has largely subsided, there are rising political tensions within the region and globally, leaders in the United States and several European nations have risen to power on protectionist economic policies, and there are growing doubts about the future of global free trade. There can be no certainty that economies in the region may not be impacted by future shocks to the global economy. Further, the U.S. presidential administration and certain members of the U.S. congress have previously expressed and continue to actively express support for renegotiating international trade agreements and imposing a “border tax adjustment.” In addition, both the United States and China are currently engaged in sometimes hostile negotiations regarding their intentional trade arrangements, and each side has engaged or threaten to engage in an escalation of domestic protective measures such as the imposition of tariffs. Commonly referred to as a “trade war”, the ongoing negotiations between the United States and China has led to significant uncertainty and volatility in the financial markets. The future of the relationship between the United States and China is uncertain, and the failure of those countries to resolve their current disputes could have materially adverse effects on the global economy. This, and/or future downturns in the global economy, significant introductions of barriers to trade or even bilateral trade frictions between the region’s major trading partners and the United States or countries representing key export markets in Europe could adversely affect the financial performance of an underlying fund’s investment and such underlying fund could lose both invested capital in and anticipated profits from the affected investments.
The Fund is subject to cyber security risk.
As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its investors; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its investors; the inability of the Fund to transact business with its investors; delays or mistakes in the calculation of the financial data or other materials provided to investors; the inability to process transactions with investors or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents), financial intermediaries, entities in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its investors. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
There may be a trademark risk, as the Fund does not own the JPMorgan name.
The Fund does not own the JPMorgan name, but it is permitted to use it as part of its corporate name pursuant to the Advisory Agreement. Use of the name by other parties or the termination of the Advisory Agreement may harm the Fund’s business.
The Fund may fail to qualify as a RIC under Subchapter M of the Code.
The Fund intends to elect to be treated as, and intends to operate in a manner so as to qualify in each taxable year thereafter, as a RIC under Subchapter M of the Code.
As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income
and annual distribution requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and Shareholders. See “Material U.S. Federal Income Tax Considerations.”
Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the underlying investments in which the Fund is invested. Portfolio Funds,
Co-Investments
and Portfolio Fund Managers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from Portfolio Funds or Portfolio Fund Managers, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.
If, before the end of any quarter of its taxable year, the Fund believes that it may fail the Diversification Tests (as defined below in “Material U.S. Federal Income Tax Considerations—Qualification and Taxation as a RIC”), the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified
assets, may be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a
30-day
period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified
assets, the constraints on the Fund’s ability to effect a sale of an investment may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the 90% Gross Income Test, the Fund may nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays a tax equal to the amount by which the Fund’s gross non-qualifying
income exceeds
one-ninth
of its gross qualifying income. If the Fund fails to satisfy the Diversification Tests or other RIC requirements, the Fund may fail to qualify as a RIC under the Code. If the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to the Shareholders generally would be treated as corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. See “Material U.S. Federal Income Tax Considerations — Failure to Qualify as a RIC.” In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Portfolio Funds or Portfolio Fund Managers. If the Fund does not receive sufficient information from the Portfolio Funds or Portfolio Fund Managers, it risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income (in addition to the corporate income tax). The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).
The Fund may have investments, either directly or through an entity or arrangement treated as a partnership for U.S. federal income tax purposes (such as the Portfolio Funds or
Co-Investments),
that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or the Portfolio Funds or the
Co-Investments)
actually receives a corresponding amount of cash in respect of such income. The Fund may be required to make a distribution to its Shareholders in order to satisfy the annual distribution requirement, even though it will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.
In order to comply with the RIC rules or for other reasons, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a U.S. or
non-U.S.
corporation (or other entity treated as such for U.S. tax purposes),

and the Fund would indirectly bear any U.S. or
non-U.S.
taxes imposed on such corporation. The Fund may also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify for the RIC rules.
In addition, the Fund may directly or indirectly invest in Portfolio Funds located outside the United States. Such Portfolio Funds may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”
The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax to the extent they exceed the Excise Tax Distribution Requirement (as defined below), in addition to the corporate income tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement. See “Material U.S. Federal Income Tax Considerations — Qualification and Taxation as a RIC.”
Tax laws are subject to changes which may adversely affect the Fund.
It is possible that the current U.S. federal, state, local or
non-U.S.
income tax treatment accorded an investment in the Fund will be modified by legislative, administrative or judicial action in the future, possibly with retroactive effect. The nature of changes in tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after-tax
rate of return of an investment in the Fund. Potential investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.
Withholding Risk Applicable to Secondaries Funds.
As a secondaries investment fund, the Fund may have a withholding obligation with respect to interests the Fund purchases in Portfolio Funds from foreign sellers. This withholding requirement may reduce the number of foreign sellers willing to sell interests in Portfolio Funds and therefore reduce the number of investment opportunities available to the Fund. Additionally, if the Fund does not properly withhold from such foreign sellers, the Portfolio Fund would be required to withhold on future distributions to the Fund, which would negatively impact the Fund’s returns.
Trustees and Officers are subject to limitations on liability and the Fund may indemnify and advance expenses to Trustees and Officers to the extent permitted by law and the Fund’s Amended and Restated Declaration of Trust.
Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Fund’s Amended and Restated Declaration of Trust provides that the Trustees will not be liable to the Fund or Shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. The Fund’s Amended and Restated Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, the Fund will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to the Amended and Restated Declaration of Trust and subject to certain exceptions described therein, the Fund will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, the Fund will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.
The Fund will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the Shareholders.
In addition, the Amended and Restated Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and it will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.
The Fund and the Adviser are subject to ongoing regulatory scrutiny and reporting obligations.
The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Shareholder will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Shareholder will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation.
This offering is being made on a reasonable best-efforts basis by JPMII.
This offering is being made on a reasonable best efforts basis, whereby JPMII is only required to use its reasonable best efforts to sell the Shares and neither it nor any selling agent has a firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and a Shareholder could lose some or all of the value of his, her or its investment in the Shares. JPMII is an affiliate of the Fund and the Adviser. As a result, JPMII’s due diligence review and investigation of the Fund and this Prospectus cannot be considered to be an independent review.
POTENTIAL CONFLICTS OF INTEREST
The following actual or potential conflicts of interest should be considered by prospective holders of the Fund’s Shares before making
an investment in the Shares. As further described below, conflicts of interest will arise whenever JPMorgan Chase has an actual or perceived economic or other incentive in its management of client assets, including the Fund, to act in a way that benefits JPMorgan Chase. Conflicts will result, for example (to the extent permitted under applicable law, the Fund’s organizational documents and the Prospectus): (i) when the Adviser causes the Fund to purchase an investment product, such as interests in a mutual fund, a structured product, a separately managed account or interests in investment vehicles, issued or managed by JPMorgan Chase; (ii) when a JPMorgan Chase entity is engaged to provide services, including, but not limited to, trade execution and trading clearing, on behalf of the Fund; or (iii) when JPMorgan Chase receives payment or a benefit as a result of the Adviser investing the assets of the Fund in a company or an investment product. Other conflicts will result because of the relationship that JPMorgan Chase has with other clients or when JPMorgan Chase acts for its own account, as further described in detail below. For example, MAS may allocate a portion of the Fund’s assets to the Adviser’s Private Credit Solutions Group with respect to the selection of certain private Income Investments. The Fund will not invest in
Co-Investments
sourced by that group. Such
Co-Investment
opportunities may, however, be made available to some or all other investors in private Income Investments managed by the Adviser’s Private Credit Solutions Group. As a result, the Fund’s performance may be adversely affected by its non-participation in those Co-Investments. As the Fund’s investment program develops over time, an investment in the Fund will likely be subject to additional and different risks and potential conflicts of interest. JPMorgan Chase and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.
The matters considered in this “Potential Conflicts of Interest” section should be considered along with other matters discussed elsewhere in the Prospectus, including the Risks set forth above.
Relationship Among the Fund, Adviser and the Investment Team
The Adviser faces a conflict of interest between its responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that could result to it or its affiliates from the operation of the Fund, on the other hand. For example, the Adviser receives an Advisory Fee based on the net assets of the Fund. Consequently, the Adviser has an interest in engaging in relatively safe investments in order to receive the Advisory Fee. In addition, there is an inherent conflict of interest where the Adviser values, or provides assistance in connection with the valuation of, assets of the Fund and is receiving a fee based on the value of such assets. Overvaluing certain positions held by the Fund could inflate the value of the Fund’s assets as well as the Fund’s performance record which would likely increase the fees payable to the Adviser.
The Adviser has rendered in the past and will continue to render in the future various services to others (including investment vehicles and accounts which have the ability to participate in similar types of investments as those of the Fund) and perform a variety of other functions that are unrelated to the management of the Fund and the selection, acquisition, management and disposition of the Fund’s investments. The officers and employees of the Adviser are not required to devote all or any specific portion of their working time to the affairs of the Fund and actual or potential conflicts of interest arise in allocating management time, services or functions among such clients, including clients that may have the same or similar type of investment strategy as the Fund.

Relationship Among the Fund, the Adviser and JPMorgan Chase
The Adviser is a subsidiary of JPMorgan Chase. While certain types of transactions between the Fund and JPMorgan Chase may be prohibited under the 1940 Act, including transactions where JPMorgan Chase is acting for its account purchases assets from, or sells assets to, the Fund, the Fund may engage in certain transactions with the Adviser or engage JPMorgan Chase to provide certain services.
It is expected JPMorgan Chase will from time to time refer potential investors to the Fund. The Fund will not compensate JPMorgan Chase for such referrals, however, the Adviser may pay JPMorgan Chase for the referral. The Adviser faces conflicts of interest when such introduction or referral is made by an affiliate because the decision to transact with the referred client will likely benefit JPMorgan Chase.
Where an affiliate of JPMorgan Chase is appointed by the Adviser to render a service to the Fund which could have otherwise been provided by a third party, the Adviser will enforce (to the extent it is in their respective powers) the rights of the Fund or the relevant entity against any such JPMorgan Chase affiliate for the benefit of the investors of the Fund as a whole, unless the Adviser determines it is not in the best interest of the Fund.
JPMorgan Chase may also execute agency cross transactions between the Fund and other persons and will receive commissions from both parties to such transactions, in all cases subject to applicable law, including the 1940 Act, the Advisers Act and Dodd-Frank. Moreover, the Adviser may cause the Fund to execute the purchase or the sale of investments through JPMorgan Chase as agent or select JPMorgan Chase as executing broker in transactions for the Fund, and JPMorgan Chase will receive fees or commissions in connection with such transactions subject to applicable law. These agency cross transactions create a conflict of interest between the Adviser’s interest in assuring that the Fund receives best execution on all transactions and in limiting or reducing the fees paid by the Fund, and its interest in generating additional profits and fees for JPMorgan Chase.
JPMII
serves as principal underwriter for the Fund. JPMII
may receive fees directly from the Adviser and from certain investors making an investment in Shares of the Fund. The fees paid by investors will be borne by such investors in addition to their investment in Shares of the Fund. JPMorgan Chase, by virtue of its indirect interest in the Adviser, will indirectly benefit from the services of JPMII which increase the assets upon which the Adviser receives fees from the Fund. In addition, the potential for JPMII, and for JPMorgan Chase itself, to receive (directly or indirectly) compensation in connection with certain investors’ making an investment in the Shares of the Fund creates a conflict of interest in JPMorgan Chase recommending that the potential investors purchase such Shares of the Fund. The remuneration relating to sales of Shares of the Fund from time to time will be greater than that of other products that JPMII might offer on behalf of JPMorgan Chase or other sponsors, and, in such case, JPMorgan Chase will have an incentive to offer Shares of the Fund to their clients.
JPMorgan Chase’s Investment Banking, Trading, Advisory and Other Activities
Banking Services
JPMorgan Chase is a diversified financial services firm that provides a broad range of services, including, but not limited to, financial, consulting, investment banking, advisory, brokerage and other services, and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests. In providing services and products to its clients other than the Fund, affiliates of the Adviser, and at times the Adviser itself, face conflicts of interest with respect to activities recommended to or performed for the Fund, on one hand, and for JPMorgan Chase’s other clients, on the other hand. For example, JPMorgan Chase has, and continues to seek to develop, banking and other financial and advisory relationships with numerous US and non-US
persons and governments. JPMorgan Chase also advises and represents potential buyers and sellers of businesses worldwide. The Fund could have invested in, or could wish to invest in, such an entity represented by JPMorgan Chase or with which JPMorgan Chase has a banking or other financial relationship. In addition, certain clients of JPMorgan Chase could invest in entities in which JPMorgan Chase holds an interest, including the Fund, and in providing services to its clients, JPMorgan Chase will from time to time recommend activities that would compete with or otherwise adversely affect the Fund or the Fund’s investments. It should be recognized that such relationships at times will impact or impair the Fund’s ability to engage in certain transactions and constrain the Fund’s investment flexibility. For example, if the Fund and JPMorgan Chase or another client of JPMorgan Chase are invested in the same company and there is a restructuring of the company, the Fund may not be able to dispose of its investments at the same time as JPMorgan Chase or such client because such transaction could be deemed a “joint transaction” with an affiliate which is prohibited under the 1940 Act without the prior approval of the SEC.
Where JPMorgan Chase offers financing, investment banking, investment advisory, investment management, portfolio management, transaction arrangement, depositary, accounting or administrative services or other products or services to the Fund, or any entity comprising the Fund, such services will be offered on an arm’s length basis, at market rates and on terms similar to those offered by third-party financing sources or third-party service providers, as appropriate. Notwithstanding the fact that the Adviser will use commercially reasonable efforts to achieve terms for the relevant transaction or services that are no less favorable to the Fund than would be obtained on an arm’s length basis as determined by the Adviser acting in good faith, it is possible that the resulting terms could nevertheless be less favorable from the Fund’s perspective than if the counterparty had been an independent third party.
Subject to applicable law, including the 1940 Act, JPMorgan Chase may receive certain fees for transactions with or services performed for or on behalf of the Fund or any other person in which the Fund holds (directly or indirectly) investments, including fees relating to: (A) the investments, directly or indirectly, for advisory, sale, development, redevelopment, construction, leasing or financing services performed by JPMorgan Chase; and (B) financing, investment banking, investment advisory, investment management, portfolio management, transaction arrangement, depositary, accounting or administrative services or other products or services provided, directly or indirectly, to the Fund or any other person in which the Fund holds (directly or indirectly) investments.
The Advisory Fee (or any other fee, charge, or payment due under any of the Fund’s organizational documents or such other agreement relating to the Fund, as applicable) will not be reduced or set-off
by any portion of any such fees and all fees that JPMorgan Chase receives for transactions with, or services performed for or on behalf of, the Fund or any other person in which the Fund holds (directly or indirectly) such investments will be retained by JPMorgan Chase for its own account, except as may otherwise be agreed to by the Adviser or any other JPMorgan Chase affiliate in their absolute discretion or as may be required under the applicable law, including the 1940 Act.
JPMorgan Chase derives ancillary benefits from providing investment advisory, distribution, administrative and other services to the Fund. For example, providing such services to the Fund or fees paid to third party service providers engaged by the Adviser on behalf of the Fund generally help JPMorgan Chase enhance its relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue. In addition, although the Adviser will make decisions for the Fund in accordance with its obligations to manage the Fund in a manner consistent with the Adviser’s fiduciary duties, the fees, allocations, compensation and other benefits to JPMorgan Chase (including benefits relating to business relationships of JPMorgan Chase) arising from those decisions will at times be greater as a result of certain portfolio, investment, service provider or other decisions (including decisions to either in-source
or outsource certain processes or functions in connection with a variety of services that the Adviser provides to the Fund) made by the Adviser for the Fund than they would have been had other decisions been made which also might have been appropriate for the Fund.
In the ordinary course of its business, JPMorgan Chase and its representatives also generate, or receive from third parties, information regarding potential investment opportunities or other information that could be useful to someone such as the Adviser in the performance of its advisory services to the Fund. However, while such information may be shared with other JPMorgan Chase clients and their affiliates (to the extent JPMorgan Chase is not prohibited by law or contract from doing so), it might not be made available to the Adviser or JPMorgan Chase may otherwise act on such information in ways that may have an adverse effect on the Fund. JPMorgan Chase will not be under any obligation to disseminate such information.
JPMorgan Chase includes a number of entities that act as broker-dealers. Such broker-dealers may from time to time participate in underwriting syndicates with respect to portfolio companies or may otherwise be involved in the private placement of debt or equity securities issued by portfolio companies or otherwise in arranging financing for portfolio companies. Subject to applicable law, such broker-dealers may receive underwriting fees, placement commissions or other compensation with respect to such activities, which are not required to be shared with the Fund or other clients of JPMorgan Chase. Where a JPMorgan Chase broker-dealer serves as underwriter with respect to a portfolio company’s securities, in such capacity, it may require certain equity holders, which may include the Fund, to be subject to a lock-up
period following the offering under applicable regulations, during which time such equity holders’ ability to sell any securities that they continue to hold is restricted. This may prejudice the Fund’s ability to dispose of such securities at an opportune time and thereby adversely affect the Fund’s performance. In addition, in certain instances, the Fund may be prohibited under the 1940 Act from making investments in entities where JPMorgan Chase is acting as underwriter.
Relationship with the Fund and Portfolio Companies
From time to time JPMorgan Chase also has relationships with, and represents, investors that have invested in or wish to invest in companies in which the Fund invests or will invest. In addition, JPMorgan Chase will from time to time represent, or provide acquisition financing to, a client competing with the Fund for an investment in a company. In providing services to its clients, JPMorgan Chase from time to time recommends activities that compete with or otherwise adversely affect the Fund or the Fund’s investments. In addition, as a result of JPMorgan Chase’s various other businesses and clients, JPMorgan Chase from time to time comes into possession of information about certain markets and investments, some of which is material, non-public
or confidential information of particular issuers or the securities of such issuers, which, at times, will limit the Adviser’s ability to dispose of or retain or increase interests in investments held by the Fund or acquire certain investments on behalf of the Fund until the information has been publicly disclosed or is no longer deemed material. JPMorgan Chase also from time to time becomes subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict the Adviser’s ability to trade in certain investments on behalf of the Fund. These limited abilities to trade investments could materially adversely affect the investment results of the Fund. In addition, JPMorgan Chase’s internal information barriers that are designed to prevent the flow of certain types of information, including material, non-public,
confidential information, from one area or part of JPMorgan Chase to another area or group thereof, restrict the Adviser’s ability to access information even when such information would be relevant to its management of the Fund and/or its management of the Fund’s investments or potential investments. Therefore, affiliates of the Adviser can trade differently from the Fund potentially based on information not available to the Adviser. It should be also recognized that, under certain circumstances, JPMorgan Chase internal policies or identified actual or potential conflicts arising from such relationships will preclude the Fund from engaging in certain transactions, constrain the Fund’s investment flexibility and/or require the Fund to dispose of an investment sooner or later than desired.
For the foregoing reasons, among others, the Adviser will from time to time have a conflict of interest between acting in the best interests of the Fund and such other accounts managed by the JPMorgan Chase and/or the Adviser or their affiliates, principals or employees.
Other Accounts of the Investment Team and Allocation of Investments
The Adviser currently manages additional investment vehicles, funds and accounts using overlapping, similar and potentially identical strategies to the Fund (collectively, including any future accounts, “Applicable JPM Accounts”). In addition, the investment team is expected to sponsor or manage collective investment vehicles or managed accounts with investment strategies that are overlapping with or similar to the Fund. As a result, the Adviser will from time to time have a conflict of interest between acting in the best interests of the Fund and other Applicable JPM Accounts. In particular with respect to allocation of investment opportunities, the types of investments made by the Fund will generally also be appropriate for other Applicable JPM Accounts and there is no assurance that the Fund will be allocated those investments. The Fund does not have priority in allocation of investments over other Applicable JPM Accounts, while certain other Applicable JPM Accounts have priority in allocation of certain investments. The investment team is permitted to allocate investment opportunities to specific clients on an individualized basis in response to a particular mandate or size, which would result in certain other Applicable JPM Accounts receiving a larger (including potentially exclusive) allocation of certain investments. The Adviser does not anticipate recommending an allocation of these exclusive investment opportunities to the Fund. In addition, the Adviser will have a conflict with respect to allocating opportunities to larger Applicable JPM Accounts, clients with which the Adviser would like to develop a new relationship, affiliated Applicable JPM Accounts or Applicable JPM Accounts that share a common consultant.
The Adviser has developed policies and procedures to seek to allocate investment opportunities and make purchase and sale decisions among the Fund and the other accounts managed by the Adviser in a manner that it determines to be fair and equitable over time, subject to compliance with applicable 1940 Act rules and regulations and exemptive relief. In many cases these policies result in the pro rata allocation of limited opportunities across accounts, but in other cases investment allocations will be adjusted as the Adviser determines to be appropriate in order to reflect numerous other factors based upon the investment team’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitations and requirements of each of the investment team’s accounts and apply a variety of factors. In addition, regulatory requirements and certain limitations on co-investments
may cause the Adviser to allocate on a random or rotational basis. The Adviser’s allocation policy and process seeks to take into account all relevant facts and circumstances for allocations of investments with constrained capacity, including specific requirements, investment guidelines, objectives, size, geographical limitations, risk profile, timing issues and capital available for investment of each client; diversification needs and prudent concentration levels, including exposure of the applicable client to a specific portfolio company; the ability to allocate the interests to more than one client; in the case of an investment in a Portfolio Fund, the specific investment objectives and restrictions of the Portfolio Fund, and the level of unfunded commitments of the applicable Portfolio Fund; legal, tax, regulatory and contractual restrictions; potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security and whether any “right of first refusal” or similar right exists with respect to a specific client; the nature of the investment opportunity, including minimum investment amounts and the source of the opportunity; and such other considerations as the Adviser deems relevant in good faith. The Adviser will seek to treat all clients fairly and equitably in light of all factors relevant to managing an investment fund or account, and in some cases the application of the factors described herein will result in allocations in which certain other of the accounts managed by the Adviser receive an allocation when other accounts managed by the Adviser (including the Fund) do not. As a result of such allocation decisions made by the Adviser, there will be instances where the Fund will not be able to participate (or will receive a reduced position) in an investment that would otherwise be appropriate for the Fund. Such allocation determinations require a significant amount of discretion by the Adviser, including with respect to weighing and balancing various important factors in determining what is fair and equitable over time with respect to all other accounts managed by the Adviser. Similarly, the Adviser will cause the liquidation or sale of such positions for the Fund and its other clients in its discretion in accordance with the foregoing principles. While the Adviser will seek to be fair and equitable over time with respect to its allocation decisions on a whole, any particular allocation decision may benefit another account managed by the Adviser instead of the Fund or may be detrimental to the Fund.
In addition, the terms of the Fund’s direct or indirect investment in a Portfolio Fund may be different from the terms of the investment in such Portfolio Fund by other Applicable JPM Accounts. In such cases, conflicts could arise between the Fund and other Applicable JPM Accounts with respect to the relevant issuer’s strategy, growth and financing alternatives and with respect to the manner and timing of the Fund’s exit from the investment compared to another client’s exit. For example, subject to applicable 1940 Act rules and regulations, the Fund may invest in an entity in which one or more Applicable JPM Accounts has an existing investment (e.g., in a secondary purchase from an unaffiliated investor in a private credit fund where the only terms of the private credit fund interests to be purchased that are negotiated are price related). Any such investment made by the Fund may be at a price or valuation higher than the price or valuation paid by such other clients and may be made on terms and conditions less favorable than those available to such other Applicable JPM Account. One or more Applicable JPM Accounts (or other investment vehicles, funds and accounts managed by JPMorgan Chase) may make an investment in an entity in which the Fund has already invested. Any such investment made by such clients may be at a price or valuation lower than the price or valuation paid by the Fund and may be made on terms and conditions more favorable to such clients than those available to the Fund. Such investments may also negatively impact the ability of the Fund to participate in follow-on
investments and dispositions. The Fund will in certain circumstances have interests and objectives with respect to investments which conflict with those of other Applicable JPM Accounts.
In addition, investors should note that other Applicable JPM Accounts will be subject to different fee structures, be subject to different constraints, have more frequent or different investor reporting, be subject to different regulatory restrictions and focus on different investments than the Fund and, therefore, the strategies employed by such other client accounts and the Fund will likely diverge. The Adviser may also make a different investment recommendation to another Applicable JPM Account as compared to the Fund with respect to any particular investment as a result of such considerations. Therefore, the performance of the investment activities of the Fund may differ significantly from the results achieved by the other Applicable JPM Accounts that implement the same or a similar investment strategy as the Fund. There is no specific limit as to the number of accounts which may be managed or advised by the Adviser, the investment team or their affiliates.
As a result of the above and regulatory restrictions, in certain cases the Fund will not be afforded the chance to participate in attractive investment opportunities in which other Applicable JPM Accounts are given the opportunity to participate. The Fund may also at times be prohibited (due to, for example, exclusivity rights granted to other Applicable JPM Accounts, regulatory limitations, or a limit placed by an underlying manager on the number of clients of the investment team which are allowed to participate in an opportunity) from pursuing certain investment opportunities, or the ability of the Fund to participate in any particular opportunity may be substantially limited.
If permitted by applicable law, including the 1940 Act, the Fund and any entity comprising the Fund may make investments in mutual funds, ETFs, money-market funds and other instruments sponsored and/or managed by JPMorgan Chase or its affiliates. In connection with any of these investments, the Fund and/or portfolio companies, as the case may be, will pay all fees pertaining to investments in such mutual funds, ETFs or money-market funds, and, in such event, advisory fees payable to the Adviser by the Fund will be waived to avoid any “double fees” paid to JPMorgan Chase involved in making any of these investments. In other circumstances in which JPMorgan Chase receives any fees or other compensation in any form relating to the provision of services to the Fund, no accounting or repayment to the Fund will be required unless required under applicable law.
JPMorgan Chase provides financing, consulting, investment banking, management, custodial, transfer agency, stockholder servicing, treasury oversight, administration, distribution, underwriting, including participating in underwriting syndicates, brokerage (including prime brokerage) or other services to its clients, including companies in which the Adviser invests or may invest on behalf of the Fund, and receives customary compensation from, such entity which is the issuer of a debt or equity security purchased or held by the Fund or the portfolio companies in which the Fund invests. These relationships generate revenue to JPMorgan Chase and could influence the Adviser in deciding whether to select or recommend such companies for investments by the Fund, in deciding how to manage such investments, and in deciding when to realize such investments. For example, JPMorgan Chase earns compensation from companies for providing certain services, and the Adviser has an incentive to favor such companies over other companies with which JPMorgan Chase has no relationship when investing on behalf of, or recommending investments to, the Fund because such investments potentially increase JPMorgan Chase’s overall revenue. In addition, JPMorgan Chase derives ancillary benefits from providing these services. For example, allocating the Fund assets to a company, strengthens JPMorgan’s relationship with such company and their affiliates and could facilitate additional business development or enable JPMorgan Chase or the Adviser to obtain additional business and generate additional revenue. In providing these services, JPMorgan Chase could also act in a manner that is detrimental to the Fund, such as when JPMorgan Chase is providing financing services and it determines to close a line of credit to, to not extend credit to, or to foreclose on the assets of, a company in which the Fund invests, or when JPMorgan Chase advises a client, and such advice is adverse to the Fund. In addition, when a JPMorgan Chase broker-dealer serves as underwriter with respect to securities of a company in which the Fund invests, in such capacity, it may require certain equity holders, which may include the Fund, to be subject to a lock-up
period following the offering under applicable regulations, during which time such equity holders’ ability to sell any securities is restricted. This would prejudice the Fund’s ability to dispose of such securities at an opportune time and thereby adversely affect the Fund. In addition, in certain instances, the Fund may be prohibited under the 1940 Act from making investments in entities where JPMorgan Chase is acting as underwriter. Any fees or other compensation received by JPMorgan Chase, excluding the Adviser, in connection with such activities will not be shared with the Fund or any investor in the Fund. Such compensation could include financial advisory fees, monitoring fees, Adviser fees or fees in connection with restructurings or mergers and acquisitions, as well as underwriting or placement fees, financing or commitment fees, trustee fees and brokerage fees. Moreover, when JPMorgan Chase provides or arranges financing to a company in which the Fund has invested, the holder of the senior securities (including JPMorgan and its clients) may have, and in the event of the portfolio company’s financial distress or insolvency will have, interests substantially divergent from those of the Fund. There can be no assurance that JPMorgan Chase will be able to accommodate the interests of the Fund or that of its investors.
In addition, the Adviser’s management of the Fund benefits JPMorgan Chase in other ways. For example, the Fund may, subject to applicable law, invest directly or indirectly in the securities or other obligations of companies in which Applicable JPM Accounts have an equity, debt or other interest. In addition, the Fund may engage in investment transactions that result in other Applicable JPM Accounts being relieved of obligations or otherwise divesting of investments or transactions that cause the Fund to have to divest certain investments due to its affiliation with such other account, in all cases subject to applicable law, including the 1940 Act. The purchase, holding and sale of investments by the Fund at times will likely enhance the profitability of JPMorgan Chase’s or other Applicable JPM Accounts’ own investments in and its activities with respect to such companies.
Investments in Different Classes and Issuer’s Capital Structure
A conflict could arise when another Applicable JPM Account, or one or more other accounts managed by JPMorgan Chase, the Adviser or their affiliates (collectively, the “J.P. Morgan Accounts”) directly or indirectly invest in different instruments or classes of securities of the same issuer than those in which the Fund invests. In certain circumstances, one or more Applicable JPM Accounts or J.P. Morgan Accounts will have different investment objectives and could pursue or enforce rights with respect to a particular issuer in which the Fund has invested, and those activities could have an adverse effect on the Fund. For example, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by another Applicable JPM Account or J.P. Morgan Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the other client’s performance will not be affected because such client no longer has an investment in the issuer. In addition, the Fund, along with other Applicable JPM Accounts and J.P. Morgan Accounts, may pursue or enforce rights with respect to a particular issuer, or the Adviser, the investment team and/or JPMorgan Chase may pursue or enforce rights with respect to a particular issuer on behalf of the Fund, other Applicable JPM Accounts or other J.P. Morgan Accounts. The Fund could be negatively impacted by the activities by or on behalf of such other Applicable JPM Accounts or J.P. Morgan Accounts, and transactions for the Fund could be impaired or effected at prices or terms that are less favorable than would otherwise have been the case had a particular course of action with respect to the issuer of the securities not been pursued with respect to such other Applicable JPM Accounts or J.P. Morgan Accounts. These conflicts are magnified with respect to issuers that become insolvent.

Furthermore, it is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding the Fund will be limited (by internal JPMorgan policies or restrictions, applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JP Morgan Chase, J.P. Morgan Accounts or the other Applicable JPM Accounts. Finally, in certain instances, personnel of JPMorgan Chase may obtain information about the issuer that is material to the management of other Applicable JPM Accounts or J.P. Morgan Accounts and that will at times limit the ability of personnel of the Adviser to buy or sell securities of the issuer on behalf of the Fund.
The results of the investment activities of the Fund may differ significantly from the results achieved by JP Morgan Chase for the other Applicable JPM Accounts, the J.P. Morgan Accounts or for its own account. The Adviser will manage the Fund and the other Applicable JPM Accounts in accordance with their respective investment objectives and guidelines; however, JPMorgan Chase advisers outside of the investment team will from time to time give advice and take action with respect to any current or future J.P. Morgan Accounts that competes or conflicts with the advice the Adviser gives to the Fund or its other clients, including with respect to the timing or nature of actions relating to certain investments (including, without limitation, advising or having J.P. Morgan Accounts engage in short sales of securities or instruments issued by companies in which the Fund has invested). The Adviser may also make different investment recommendations or decisions among its clients depending on specific requirements or factors applicable to such clients, including investment guidelines, objectives, size, geographical limitations, risk profile and capital available. Future investment activities by the Adviser on behalf of other Applicable JPM Accounts, or by JPMorgan Chase on behalf of other J.P. Morgan Accounts, will likely give rise to additional conflicts of interest and demands on the Adviser’s time and resources.
Regulatory Restrictions and Overall Position Limits
From time to time, the activities of the Fund will be restricted because of regulatory requirements applicable to JPMorgan Chase or its internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements. There may be periods when the Adviser could preclude the Fund from purchasing particular securities or financial instruments (or limit the amount the Fund may invest), even if such securities or financial instruments would otherwise meet the Fund’s objectives. For example, the Fund’s ability to participate in Income Investments may be limited or precluded due to internal restrictions in place at the Adviser designed to avoid affiliation under the 1940 Act between the Fund and/or the Adviser and its affiliates and an issuer. These same restrictions may not apply to other accounts or pooled investment vehicles managed by the Adviser that are not subject to the 1940 Act. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action
letters or other available guidance or unless made in accordance with an exemptive order the Adviser and certain of their affiliates have received from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns.
As permitted by the terms of the exemptive order, it is expected the Board will establish objective criteria (“Board Criteria”) clearly defining the types of privately negotiated investment opportunities in which the Fund will have the opportunity to participate with one or more private funds or proprietary accounts managed by the Adviser in reliance on the exemptive order. If an investment falls within the Board Criteria, the Adviser must offer an opportunity for the Fund to participate. The Fund may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Fund. If the Adviser determines that such investment is not appropriate for the Fund, the investment will not be allocated to the Fund, but the Adviser will be required to report such investment and the rationale for its determination to not participate in the investment to the Board at the next quarterly board meeting.
The Fund may participate in other aggregated transactions alongside affiliates of the Adviser and funds and accounts managed by the Adviser and its affiliates that qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) of the 1940 Act and Rule
17d-1
thereunder as expressed in
no-action
letters or other available guidance from the SEC or its staff, including aggregated transactions where only price-related terms of the private placement security to be purchased are negotiated by the Adviser.
The Adviser seeks to limit the Fund, together with interests held by other clients of the Adviser, from owning or controlling, directly or indirectly, interests in Portfolio Funds or other issuers that equal or exceed 5% of such issuer’s outstanding voting securities. In addition, the Adviser may either seek to waive voting rights or cause the Fund to invest in a Portfolio Fund’s non-voting
securities and, together with interests held by other clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying Portfolio Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may impose limits on the Fund’s dealings with the Portfolio Fund and its affiliated persons. As a general matter, however, the Portfolio Funds in which the Fund will invest do not typically provide their shareholders with an ability to vote to appoint, remove or replace the general partner of the Portfolio Fund (except under quite limited circumstances that are not presently exercisable). Notwithstanding these limitations, under certain circumstances the Fund could become an affiliated person of a Portfolio Fund or another issuer. In such circumstances, the Fund may be restricted from transacting with the Portfolio Fund or its portfolio companies absent an applicable exemption (whether by rule or otherwise).
Restrictions on the Adviser with respect to Managing Registered Securities
The Fund may invest directly or indirectly in securities of
non-public
companies that may subsequently register their equity securities and list them for public trading while the Fund owns such securities. The Adviser, on behalf of the Fund, as a holder of securities of a non-public
company, may also determine that it is in the Fund’s interest to encourage such a company to register its equity securities and to list them for public trading as part of the Fund’s investment or exit strategy. In connection with such registration and listing, it may be in the interest of the Fund that members of the Adviser or the investment team serve on the board of directors of such company. However, applicable securities laws and internal policies of JPMorgan Chase could limit the ability of such persons to serve on such board. In addition, if such persons serve on the board of a public company, such persons and the Fund will likely be subject to certain investment and trading limitations arising from such board member’s access to material, non-public
information, as described above in “JPMorgan Chase’s Investment Banking, Trading, Advisory and Other Activities – Relationship with the Fund and Portfolio Companies”. Such limitations may be adverse to the Fund.
Trustee Independence
The 1940 Act requires that at least a majority of the Fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the Fund. On an annual basis, each member of the Board is required to complete an independence questionnaire designed to provide information to assist in the determination as to whether the trustee is independent under the 1940 Act. Each of the Fund’s trustees, other than Glenn Hill, is not an “interested person” of the Fund under the 1940 Act. The Board limits membership on the Audit Committee and the Nominating and Governance Committee to independent trustees.
Adviser Proxy Voting
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

MANAGEMENT OF THE FUND
Board of Trustees
The Role of the Board
The Board is responsible for overseeing the overall management of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day
management and operation of the Fund. The Board does not have responsibility for the day-to-day
management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Board has appointed various individuals of the Adviser as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board receives regular reports from these officers and from other senior officers of the Adviser regarding the Fund’s operations.
Board Structure and Committees
As required by the 1940 Act, a majority of the Fund’s Trustees are Independent Trustees and are not affiliated with the Adviser. The Independent Trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between the Adviser and the Independent Trustees and leads the Independent Trustees in all aspects of their oversight of the Fund. Among other things, the lead independent trustee facilitates communication among the Fund’s Independent Trustees. The Trustees believe that the Board’s structure is appropriate given the characteristics and circumstances of the Fund, including but not limited to, the expected asset size of the Fund and other funds under the oversight of the Independent Trustees, the nature and number of such funds, the total number of Trustees, the range of experience represented on the Board and the Board’s responsibilities. The Trustees also believe that this structure facilitates the exercise of the Board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee.
The Board has formed an Audit Committee composed of all of the Independent Trustees, the function of which is to: (1) handle the appointment, retention, compensation, and oversight of the Fund’s independent registered accounting firm (the “independent accountants”); (2) oversee the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls; (3) review and approve non-audit
services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and Sarbanes-Oxley; (4) assist the Board in oversight of the valuation process in accordance with policies adopted by the Board; and (5) conduct such other business and/or attention to such other matters as the Board or Nominating and Governance Committee may specifically assign to the Audit Committee from time to time.
The Board has formed a Nominating and Governance Committee composed of all of the Independent Trustees, which is responsible for, among other things, oversight of matters relating to the Fund’s governance obligations, selecting and nominating persons to serve as Trustees, Fund service providers and litigation. The Fund does not hold annual Shareholder meetings. As such, the Nominating and Governance Committee may, but will not typically, consider nominees recommended by security holders.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with the Fund’s financial officers and with the Fund’s independent accountants to discuss, among other things, annual audits of the Fund’s financial statements and the auditor’s report thereon and the independent accountant’s annual report on internal control.
Board of Trustees and Officers
Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day
operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. Certain of the Trustees and officers of the Fund are also directors and officers of other investment companies managed or advised by the Adviser. To the fullest extent allowed by applicable law, including the 1940 Act, the Amended and Restated Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.
The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.
Portfolio Management
Adviser
J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, New York 10017, serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Advisers Act, and is an indirect, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is an indirect, wholly-owned subsidiary of JPMorgan Chase, a bank holding company.
Primary Portfolio Managers
The personnel of the Adviser who have primary responsibility for management of the Fund are Michael Schoenhaut, Eric Bernbaum, and Craig Fountain. The Fund’s primary portfolio managers, along with other members of the investment team, including the investment team’s Multi-Asset Solutions Team, are responsible for overseeing the Fund, which will formulate investment guidelines for the Fund and approve all acquisitions, dispositions and financing decisions.
Michael Schoenhaut, CFA
,
Managing Director
, is a portfolio manager on JPMAM’s Multi-Asset Solutions team, based in New York. Michael is responsible for a global suite of multi-asset income strategies and is lead portfolio manager across the funds. He focuses on asset allocation, portfolio construction, manager selection and risk management. He was previously a member of the SmartRetirement portfolio management team which was awarded the 2014 Morningstar U.S. Allocation Fund Manager of the Year for their efforts. An employee since 1997, Michael has held other positions within Multi-Asset Solutions, including portfolio manager for GTAA and balanced strategies and head of quantitative portfolio management. Michael earned a Bachelor of Science in Operations Research and Industrial Engineering from Cornell University and is a CFA charterholder.
Eric Bernbaum
,
CFA
,
Managing Director
, is a senior Portfolio Manager in the Multi-Asset Solutions team at J.P. Morgan Asset Management, based in London. Eric has 18 years of experience in the industry, having started his career in 2008 at J.P. Morgan. Eric is a
Co-PM
on MAS’ global suite of multi-asset income strategies across various risk profiles and jurisdictions. He is responsible for driving asset allocation, portfolio construction, manager selection, and risk management decisions in portfolios. Eric obtained a BSc in applied economics and management with a concentration in business and finance from Cornell University and is a CFA charterholder.

Craig Fountain
,
Executive Director
, is a portfolio manager on JPMAM’s Multi-Asset Solutions team, based in New York. Craig is responsible for asset allocation, portfolio construction, manager selection, and risk management for the team’s global income strategies. He was previously a member of the Global Special Situations team within J.P. Morgan Asset Management and began his career as an investment banking analyst at J.P. Morgan in 2006. Craig holds a B.A. in Business Economics and Urban Studies from Brown University.
The SAI provides additional information about the Fund’s primary portfolio managers’ compensation, other accounts managed by them and their ownership of any Shares of the Fund.
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
The Adviser, subject to supervision by the Board, provides certain investment advisory, management and administrative services to the Fund pursuant to an Investment Advisory and Management Agreement between the Fund and the Adviser.
Advisory Fee
In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly Advisory Fee at an annual rate of 0.57% based on the value of the Fund’s net assets calculated and accrued daily. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee is payable monthly in arrears within five (5) business days after the completion of the NAV computation for the month. The Advisory Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.
Pursuant to the Fee Waiver Agreement, the Adviser has contractually agreed to reduce its Advisory Fee to an annual rate of 0.25% for a one-year
term from the date the Fund commences operations. Unless otherwise extended by agreement between the Fund and the Adviser, the Advisory Fee payable by the Fund after the conclusion of the first year of operations will be at the annual rate of 0.57%. The reduction of the Advisory Fee under the Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation Agreement.
Purchased Shares are incorporated into the next daily NAV and included in the computation of the Advisory Fee payable. Share repurchases are included in the computation of the Advisory Fee payable through the Repurchase Pricing Date as described in “Repurchase of Shares.” The Advisory Fee, if any, is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. The Advisory Fee is payable in cash. The Fund could apply for exemptive relief from the SEC in the future that if granted would permit the Fund to pay the Adviser all or a portion of its Advisory Fee in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash. As a condition of any such exemptive relief, the Adviser would have to commit not to sell any such Shares received in lieu of a cash payment of its Advisory Fee for at least 12 months from the date of issuance, except in exceptional circumstances. As of the date of this Prospectus, the Fund has not applied for such exemptive relief.
Investment Advisory and Management Agreement and Reimbursement Arrangements
The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Advisory and Management Agreement.
In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement, the Adviser and its affiliates are entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain
non-advisory
services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund reimburses the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. If the Adviser or its affiliates seek reimbursements of such costs, such action may cause the Fund’s expenses to be higher than the expenses shown herein, perhaps by a material amount. The Adviser may, in its sole discretion, waive or not seek reimbursement for accounting, legal, clerical or administrative services to the Fund.
The Investment Advisory and Management Agreement was initially approved by the Board (including a majority of the Independent Trustees) at a meeting held on June 16, 2026. The Investment Advisory and Management Agreement is terminable without penalty, on 60 days’ prior written notice: by a majority vote of the entire Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser. After the initial term of two years, the Investment Advisory and Management Agreement may continue in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person (or as otherwise permitted by the SEC) at a meeting called for the purpose of voting on such approval. The Investment Advisory and Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.
The Investment Advisory and Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund, the Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person or any sub-adviser
in connection with the performance of services to the Fund. The Investment Advisory and Management Agreement also provides that the Fund will indemnify, to the fullest extent permitted by law, the Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund.
Pursuant to the Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Excluded Expenses) do not exceed 0.02% per annum (excluding Excluded Expenses) of the Fund’s average daily net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six
months after the months in which the Adviser waived the fee or reimbursed the expense. The Expense Limitation Agreement will have a term ending one year from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its initial one-year
term.
The Adviser has agreed to advance organizational and initial offering costs to the Fund. Such costs incurred by the Adviser are subject to recoupment by the Adviser in accordance with the Expense Limitation Agreement.
A discussion regarding the basis for the approval by the Board of the Investment Advisory and Management Agreement will be available in the Fund’s annual shareholder report for the period ending March 31, 2027.

NET ASSET VALUATION
The Fund calculates the NAV of each class of Shares as of the close of business on each day the NYSE is open for trading or at such times as the Board shall determine (each, a “Determination Date”). In determining the NAV of each class of Shares, the Fund will value its investments as of the relevant Determination Date. The NAV of each class of Shares of the Fund will equal, unless otherwise noted, the value of the total assets of the class of Shares (including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable and its pro rata portion of any borrowings of the Fund), each determined as of the relevant Determination Date. The NAVs of Class S Shares, Class A Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the NAV of Class S Shares, Class A Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.
The Board has approved procedures pursuant to which the Fund will value its investments. The Board has designated the Adviser to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule
2a-5
under the 1940 Act. The Board oversees the Adviser’s implementation of the valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value the Fund’s investments in Portfolio Funds and
Co-Investments
in accordance with Certification Topic ASC 820 of the Financial Accounting Standards Board (“ASC 820”).
Portfolio Fund Investments
Secondary Investments and Primary Investments in Portfolio Funds are generally valued based on the latest NAV reported by the associated Portfolio Fund Manager as a practical expedient, in accordance with ASC 820. Generally, the valuation of interests in Portfolio Funds are based on the NAV of that Portfolio Fund as reported by Portfolio Fund managers. Valuation adjustments are recorded daily, as applicable, and are based on the NAV from capital account statements distributed by Portfolio Fund Managers, which are generally received on a one-quarter
period delay. Reported values are increased or decreased for subsequent contributions to or distributions from the Portfolio Fund.
The Adviser may also consider a number of factors when determining whether to adjust the valuations reported by a Portfolio Fund Manager with respect to a Portfolio Fund, such as:

•
Quarterly and audited annual financial statements of Portfolio Funds and individual statements provided by a Portfolio Fund. The Adviser is not required to adjust fair valuations (inclusive of accrual based performance fees) provided by Portfolio Funds.

•
Where an accrual based performance fee has not been incorporated in the fair valuation provided by the Portfolio Fund Manager, a separate fair value analysis may be obtained from the Portfolio Fund Manager or prepared by the Adviser, and may include other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the Portfolio Fund Manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. The Portfolio Fund’s performance fee is then deducted from the valuation.

•
Where financial statements of a Portfolio Fund are prepared on a basis other than US GAAP, the Adviser may assess if the valuation methodology employed is equivalent to US GAAP, or if an adjustment is necessary. In the case of non-US
GAAP financial statements (such as IFRS, UK GAAP, Irish GAAP or French GAAP), the Adviser may review the valuation policies and procedures of a Portfolio Fund with the Portfolio Fund Manager to allow the Adviser to conclude whether a Portfolio Fund valuation is US GAAP equivalent, and therefore whether no adjustment is required. Where Portfolio Fund financial statements are prepared on a basis inconsistent with US GAAP, the Adviser may review separately negotiated fair value statements or determine a fair valuation through discussion with the applicable Portfolio Fund Manager.

•
Where the Portfolio Fund’s measurement date is at a
non-quarter
end, NAV may be adjusted for cash flows through the applicable reporting date. Where distributions are in excess of the Portfolio Fund’s valuation, the valuation will not be reduced below zero. The valuation may be adjusted to reflect the residual value in the Portfolio Fund, depending on materiality.

•	In addition, the Adviser expects to engage in the following processes as it deems necessary:

•	Representation in certain cases on the advisory board and/or valuation committee of the Portfolio Fund.

•	Attendance of the Portfolio Fund Manager annual meetings.

•	Ongoing dialogue with the Portfolio Fund Manager, including performance reviews of the Portfolio Fund’s underlying portfolio companies.
Notwithstanding the above, Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and other investments and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Adviser will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).
Determining the fair value of investments for which market values are not readily available is necessarily subject to incomplete information, reporting delays and many subjective judgments; accordingly, fair value determinations made by the Adviser should be considered as estimates. Due to the inherent uncertainty involved in such determinations, the reported fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.
Generally, the valuation of interests in Portfolio Funds are based on the NAV of that Portfolio Fund as reported by the Portfolio Fund Managers. Similarly, many
Co-Investments
are generally valued based on the valuation information provided by the lead or sponsoring private investors, and the Adviser expects that
Co-Investments
will generally be valued at the NAV reported by the Portfolio Fund Manager or lead or sponsoring private investor as a practical expedient in accordance with ASC 820. Reported values are increased or decreased for subsequent contributions to or distributions from the Portfolio Fund. Additionally, valuations may be adjusted daily based on changes in indices of asset managers that the Adviser believes to be relevant, and the Fund may use an independent third-party valuation agent to assist with the valuation of these investments. In general, it is anticipated that such valuation information from these Portfolio Fund Managers or from lead or sponsoring private investors will generally not be available until 60 days or more after each quarter-end,
especially pending receipt of audited financial information. Therefore, the most recently provided valuation information about these
Co-Investments
and Portfolio Funds for purposes of calculating the Fund’s daily NAV may be adjusted by the Adviser pursuant to the Fund’s valuation procedures to estimate the fair value, on a daily basis, of the interests in such Portfolio Funds, as described below. To the extent the Adviser is either unable to utilize the practical expedient under ASC 820, or where the Adviser determines that use of the practical expedient is not appropriate as it will not result in a price that represents the current value of an investment, the Adviser will make a fair value determination of the value of the investment.
In addition, the Adviser will conduct a due diligence review of the valuation methodology used by each Portfolio Fund or lead or sponsoring private credit investors, as applicable. To keep abreast of each Portfolio Fund’s activities, the Adviser will review their periodic reports as well as the reports of the underlying portfolio companies in which the Portfolio Funds invest, to the extent which such underlying company reports are made available. The Adviser monitors the continuing appropriateness of the valuation methodology being used for the Fund’s investments.
Prospective investors should be aware that there can be no assurance that the valuation of interests in Portfolio Funds or
Co-Investments
as determined under the procedures described above will in all cases be accurate to the extent that the Fund and the Adviser do not generally have access to all necessary financial and other information relating to the Portfolio Funds or
Co-Investments
to determine independently the NAV of the Fund’s interests in those Portfolio Funds or
Co-Investments.
The results of the Adviser’s fair valuation of securities whose market value is not readily ascertainable will be based upon the Adviser’s assessment of the fair value of such securities and their issuers.
Investments valued at fair value by the Adviser will be subject to a new valuation determination upon the next daily valuation of the Fund. The Adviser will periodically review its valuation determinations with the Fund’s auditor and respond to any inquiries by such auditor regarding the Adviser’s valuation methodologies.
Liquid Assets
Securities for which market quotations are readily available are generally valued at their current market value.
Shares of
open-end
investment companies, including money market funds, are valued at their respective NAVs. Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows. Certain fixed income securities and swaps may be valued using market quotations or valuations provided by pricing services affiliated with the Adviser. Valuations received by the Fund from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.
If they are traded on a Determination Date, equity securities that are listed or traded on a national exchange will be valued at the last quoted exchange price. Likewise, equity securities that are traded on NASDAQ will be valued at the NASDAQ official closing price if the securities are traded on the Determination Date. If securities are listed on more than one exchange, and if the securities are traded on the Determination Date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the Determination Date, the Fund will value the securities at the last reported sale price. If the equity security is traded a few days each month and the Adviser believes such price no longer represents the fair market value, the Adviser may elect to value the security at fair value pursuant to the procedures adopted by the Board. If the validity of such quoted prices appears to be questionable or if such quoted prices are not readily available, then the securities will be valued at fair value pursuant to procedures adopted by the Board. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.
Directly Held Income Investments and Other Fair Value Considerations
On a daily basis, for directly held Income Investments for which no market quotations are available (other than interests in Portfolio Funds and certain
Co-Investments,
as described above) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals. Otherwise,

valuation of directly held Income Investments (other than interests in Portfolio Funds and certain
Co-Investments,
as described above) will remain at cost except that original cost valuation will be adjusted based on a determination of such investment’s fair value.
In instances where there is reason to believe that the valuation of a security or other investment valued pursuant to the procedures described above does not represent the current value of such security or investment, or when a security or investment cannot be valued pursuant to the procedures described above, the fair value of the investment will be determined by the Adviser taking into account various factors, as relevant, as provided for in the Fund’s valuation procedures, which may include: (i) market clearing transaction activity; (ii) pending sales and potential exit transactions, including (a) any sales price in a letter of intent, offer letter or term sheet, (b) the company’s total enterprise price or (c) information from an investment bank during an initial public offering; (iii) market comparable valuations accounting for the (a) relevance of earnings metrics, (b) maintainability of performance, (c) reliability of financial information or (d) quality of market-based data; (iv) discounted cash flow analysis (“DCF”), (v) liquidation analysis (cost approach); (vi) duration, yield, fundamental analytical data, the Treasury yield curve, or credit quality; or (vii) any other information, factor or set of factors that may affect the valuation of the Fund’s investment as determined by the Adviser. The Adviser may use an independent valuation firm to assist with the fair valuation of the Fund’s investments. The Adviser may also utilize independent third party valuations if such valuations are deemed reliable.
Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s issuance (including through dividend or distribution reinvestment) or repurchase of Shares through repurchase offers at NAV at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Shareholders.
ELIGIBLE INVESTORS
Shares are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.
Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Amended and Restated Declaration of Trust before deciding to invest in the Fund.
PLAN OF DISTRIBUTION
Distributor
J.P. Morgan Institutional Investments Inc., with its principal place of business at 270 Park Avenue, New York, NY 10017, acts as the distributor of the Fund’s Shares, pursuant to the Distribution Agreement, on a reasonable best efforts basis, subject to various conditions. Neither JPMII nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, JPMII shall pay its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify JPMII and its affiliates and certain other persons against certain liabilities.
After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year
periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

JPMII may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.”
JPMII is a broker-dealer whose purpose is to distribute JPMorgan Chase managed or affiliated products. JPMII provides services to JPMorgan Chase affiliates. JPMII has not and will not make any recommendation regarding, and will not monitor, any investment and will not present an investment strategy or product to an investor or a prospective investor that is a retail customer. A retail customer is any natural person, or the legal representative of such person, who receives a recommendation of any securities transaction or investment strategy involving securities from a broker-dealer and uses the recommendation primarily for personal, family, or household purposes. Furthermore, JPMII does not collect the information necessary to determine, and JPMII does not engage in a determination regarding, whether an investment in the strategy or product is in the best interests of, or is suitable for, any prospective investor. You should exercise your own judgment and consult with your own investment professional to determine whether it is advisable for you to invest in any JPMorgan Chase strategy or product, including Shares of the Fund. Please note that JPMII will not provide the kinds of financial services that you might expect from another financial intermediary, such as overseeing any brokerage or similar account. For financial advice relating to an investment the Shares, contact your own investment professional.
JPMII will not sell Shares directly to retail customers (as defined above) or have a relationship with you (including if you exit a relationship with a participating broker-dealer or other intermediary), and you should consult with your participating broker-dealer or your investment professional as to the suitability to you of an investment in the Shares. Before making your investment decision, please consult with your investment professional regarding your account type and the classes of common stock you may be eligible to purchase.
Distribution Plan and Shareholder Servicing Agreement
The Fund has adopted a Distribution Plan for its Class S Shares and Class A Shares to pay to JPMII a Distribution Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class S Shares and Class A Shares. The Distribution Plan operates in a manner consistent with Rule
12b-1
under the 1940 Act, which regulates the manner in which an
open-end
investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end
investment company, it has undertaken to comply with the terms of Rule
12b-1,
as required by its exemptive relief, permitting the Fund to, among other things, issue multiple classes of Shares.
Under the Distribution Plan, Class S Shares and Class A Shares pay a Distribution Fee to JPMII at an annual rate of 0.75% and 0.50%, respectively, based on the aggregate net assets of the Fund attributable to such class. If a financial intermediary is not eligible to accept payment of the pro rata portion of the Distribution Fee attributable to its Shareholder accounts then JPMII may retain such monies or JPMII will waive such fees or return such monies to the Fund. The Distribution Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution Fee is paid out of the Fund’s assets on an on-going
basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable.
Class I Shares are not subject to any Distribution Fee and do not bear any expenses associated therewith.
JPMII reserves the right to not pay Rule
12b-1
fees to a financial intermediary if
12b-1
fee payments for a given month are deemed to be de minimis. JPMII currently adheres to a $25.00 de minimis threshold but reserves the right to change that threshold from time to time.
JPMII also serves as shareholder servicing agent pursuant to an agreement with the Fund, under which JPMII has agreed to provide certain support services to the Shareholders. For performing these services, JPMII, as shareholder servicing agent, receives a Servicing Fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, Class S Shares and Class I Shares of the Fund, payable monthly in arrears. JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the Servicing Fee to such financial intermediaries for performing some or all of shareholder, administrative and other related services (including Shareholder liaison services such as responding to inquiries from Shareholders and providing Shareholders with information about their investments in the Fund, as well as sub-administration,
sub-transfer
agency,
sub-accounting
and other Shareholder services associated with Shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents). If a financial intermediary does not accept payment of all or a portion of the Servicing Fee attributable to its Shareholder accounts then JPMII will retain such monies. The Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Servicing Fee is paid out of the Fund’s assets on an on-going
basis, over time these fees will increase the cost of a Shareholder’s investment.
Payments to Financial Intermediaries
The Adviser, or its affiliates, including JPMII, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time
payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.
Bonus Shares
The Adviser and/or its affiliates may, out of their own resources, facilitate the purchase of Shares from the Fund (the “Bonus Shares”) at their offering price and instruct the transfer of such Bonus Shares without additional consideration to investors that are currently participating in the Fund’s seed round of fundraising.
The Fund intends to implement the Bonus Share Program pursuant to which eligible investors who purchase Shares of the Fund during the period beginning on the first date on which purchases are accepted (such date representing the commencement of the Bonus Share Program) until the earlier of (i) the date the Fund achieves $200 million in aggregate purchase orders for Shares following the commencement of the Bonus Share Program or (ii) the last date on which the Fund accepts purchase orders for Shares prior to the Bonus Shares Offering Period. An eligible investor will receive additional Shares equal to 6% of the investor’s original subscription amount calculated using the NAV of the shares on the payment date, unless the Fund receives subscriptions in excess of $200 million prior to 5:00 p.m. Eastern Time on the day the Bonus Shares Offering Period ends (“Over Purchase Event”). If an Over Purchase Event occurs, the additional Shares to which an eligible investor is entitled will be reduced pro-rata
based on the amount of subscriptions received by the Fund prior to 5:00 p.m. Eastern Time on such date so that the aggregate subscription amounts on which Bonus Shares are issued do not exceed $200 million. If an eligible investor’s Shares are repurchased prior to the end of the Bonus Shares Offering Period, the additional Shares to be issued to such investor will be reduced pro-rata
to reflect the portion of the initial subscription amount that is held by the investor as of the last day of the Bonus Shares Offering Period. The Adviser (or an affiliate of the Adviser) will contribute the full purchase amount for such Bonus Shares to the Fund from its own assets and at no additional cost to the investor or the Fund. Bonus Shares will be purchased by the Adviser or its affiliates at NAV. Bonus Shares will be issued to eligible Shareholders at the end of the Bonus Shares Offering Period at the Fund’s NAV as of the date such Bonus Shares are issued. Bonus

Shares have the same rights as other Shares of the same class. The Adviser may, in its sole discretion and at any time, modify the terms of the Bonus Share Program, including the termination date, or otherwise suspend or terminate the Bonus Share Program, subject to applicable law, and investors should not rely on the continued availability of Bonus Shares when making investment decisions.
The availability of Bonus Shares during the Bonus Shares Offering Period may create an incentive for investors to invest additional amounts in the Fund. Because the Adviser’s Advisory Fee will be based on a percentage of the average daily value of the Fund’s net assets, Shares purchased for investors by the Adviser and/or its affiliates will result in increased net revenues to the Adviser if the increase in fee income due to the increased asset base offsets the costs associated with contributing the proceeds to purchase these additional Shares. As with repurchase requests by other Shareholders, repurchase requests related to Bonus Shares could have a significant negative impact on the Fund, including on the Fund’s liquidity.
If there are fewer than $100 million in aggregate purchase orders immediately prior to the Fund’s commencement of investment operations, the Adviser will, out of its own assets (and not the Fund’s), subscribe to purchase Shares of the Fund such that the aggregate purchase orders for the Fund are at least $100 million prior to the Fund’s commencement of investment operations.
JPMII serves as the Fund’s sole “underwriter” within the meaning of Section 2(a)(11) of the Securities Act in connection with the issuance of the Fund’s shares, including Bonus Shares.
Please contact your financial intermediary for additional information regarding whether Bonus Shares are currently available through its platform.
PURCHASING SHARES
The following section provides basic information about how to purchase Shares of the Fund. JPMII acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. JPMII is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through JPMII.
Investors may be charged a fee if they effect transactions through an intermediary, broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and repurchase orders, including JPMII and certain financial intermediaries. Such brokers are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or repurchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Investors’ purchase orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.
Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.
General Purchase Terms
The minimum initial investment in the Fund by any investor is $25,000 with respect to Class S Shares and Class A Shares, and except as otherwise noted, $1,000,000 with respect to Class I Shares. Specific to registered investment advisers and other eligible financial intermediary fee-based
accounts, the minimum initial investment

for Class I Shares is $100,000. The minimum additional investment in the Fund by any investor in Class S Shares and Class A Shares is $100 and in Class I Shares is $2,500, except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than the applicable minimum and incremental contributions are not less than the applicable minimum. Financial intermediaries may impose higher minimums.
The Board reserves the right to accept lesser amounts below these minimums for JPM Employees and vehicles controlled by such JPM Employees. Shares are generally offered for purchase on a daily basis at the NAV per Share on that date.
The minimum initial and additional investments may be reduced by either the Fund or JPMII in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser or JPMII, the investor’s holdings in other funds affiliated with the Adviser or JPMII, and such other matters as the Adviser or JPMII may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by either the Fund or JPMII in the discretion of each for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or JPMII, the type of distribution channels offered by the intermediary and such other factors as the Adviser or JPMII may consider relevant at the time.
In addition, the Fund may, in the discretion of the Adviser or JPMII, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or JPMII, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or JPMII, the type of distribution channels offered by the intermediary and such other factors as the Adviser or JPMII may consider relevant at the time.
Class S Shares and Class I Shares are continuously offered on a daily basis at a price per Share equal to the NAV per Share for such class. Class A Shares are continuously offered on a daily basis at a price per Share equal to the NAV per Share plus any applicable sales load.
Following the Fund’s commencement of operations, Shares will generally be offered for purchase daily on any day the NYSE is open for business. Purchases are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the acceptance of its investment in the Fund delayed until the following business day. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.
Each class of Shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you, with the assistance of your financial intermediary, to choose the available class that best meets your needs. You should read this section carefully and consult with your financial intermediary to determine which class of Shares is best for you. Factors you should consider in choosing a class of Shares include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund Shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the class of Shares;

•	The services that will be available to you;

•	The amount of compensation that your financial intermediary will receive; and

•	The advantages and disadvantages of each class of Shares.
Please read this prospectus carefully, and then, with the assistance of your financial intermediary, select the class of Shares most appropriate for you and decide how much you want to invest. Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sales fee charged, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase. A financial intermediary may receive different compensation based on the class of Shares sold.
If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront sales charge and do not bear any Distribution Fee. The Distribution Fee is applicable to Class S Shares and Class A Shares and will reduce the NAV or distributions of the other classes of Shares. If you are eligible to purchase Class S Shares and Class A Shares but not Class I Shares, then you should consider that Class S Shares have no upfront sales charge or contingent deferred sales charge, but have a higher annual Distribution Fee than Class A Shares (and financial intermediaries may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine for Class S Shares). Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the class of Shares under consideration or with respect to the type of account in which the Shares will be held.
Additional Information that Applies to All Accounts:
If your identity or the identity of any other person(s) authorized to act on your behalf cannot be verified, or if potentially criminal activity is identified, the J.P. Morgan Funds and JPMII reserve the right to reject opening an account for you, close your account, or take such other action they deem reasonable or required by law.

Shares of the Fund have not been registered for sale outside of the United States. Shares are being offered to investors that are U.S. persons for U.S. federal income tax purposes. In addition, the Fund may offer Shares to
non-U.S.
persons subject to appropriate diligence by the Adviser and in compliance with applicable law.

	Class A Shares	Class S Shares	Class I Shares
Eligibility 1	May be purchased by the general public through a financial intermediary	May be purchased by the general public through a financial intermediary
May be purchased by:
1) Institutional investors who meet the minimum investment requirement;
2) Group Retirement Plans
2
;
3) Financial intermediaries or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers;
4) Brokerage program of a financial intermediary that has entered into a written agreement with JPMII to offer such Shares (“Eligible Brokerage Program”);
5) Employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Interval Funds (as defined below)
3
; or
6) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130.

Minimum Investment 1	$25,000 for the Fund	$25,000 for the Fund	$1,000,000 – An investor can combine purchases of Class I Shares of other J.P. Morgan Interval Funds in order to meet the minimum.

	Class A Shares	Class S Shares	Class I Shares
Minimum Subsequent Investments 1	$100	$100	$2,500.

Systematic Investment Plan	Yes	Yes	Yes

Front-End Sales Charge (refer to Sales Charges and financial intermediary Compensation Section for more details)	Up to 2.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $250,000 or more.	None, however financial intermediaries may charge investors fees, including upfront placement fees or brokerage commissions, up to 3.5% at their discretion.	None

Contingent Deferred Sales Charge (CDSC) (refer to “Sales Charges and financial intermediary Compensation Section” for more details)	On purchases of $250,000 or more: • 1.00% on repurchases made within 18 months after purchase. Waived under certain circumstances.	None	None

Distribution (12b-1) Fee	0.50% of the average daily net assets.	0.75% of the average daily net assets.	None

Servicing Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.

Redemption or Repurchase Fee	None	None	None

1
Financial intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

2
Group Retirement Plans refer to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the Shares cannot be held in a commission-based brokerage account and 1) Shares must be held at a plan level or 2) Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, group annuity separate accounts offered to retirement plans and non-qualified
deferred compensation plans. Group Retirement Plans do not include traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans.

3
Must be purchased directly from the Fund or on approved JPMorgan Chase & Co. affiliated platforms. Employees for this purpose include officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of J.P. Morgan Funds or JPMorgan Chase and its subsidiaries and affiliates. Approved affiliated platforms may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION
The following section describes the various sales charges and other fees that you will pay if you purchase Shares of the Fund. In addition, it describes the types of compensation paid to financial intermediaries for the sale of Shares and related services. The Fund and/or JPMII reserve the right to change sales charges, commissions and finder’s fees at any time.
To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A Shares of the Fund, see below, visit www.jpmorganfunds.com or call the Transfer Agent at
(877) 753-6353.
You may contact your financial intermediary about the reduction, elimination or waiver of sales charges. You may also contact your financial intermediary about any commissions charged by them on your purchase of Class I Shares or Class S Shares.
Class A Shares
The public offering price of Class A Shares is the NAV per Share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your financial intermediary and JPMII as shown in the tables below, except if JPMII, in its discretion, re-allows
the entire amount to your financial intermediary. In those instances, in which the entire amount is re-allowed,
such financial intermediaries may be deemed to be underwriters under the Securities Act.
The table below shows the
front-end
sales charge you would pay at different levels of investment, the commission paid to financial intermediaries, any finder’s fees paid to financial intermediaries and any applicable contingent deferred sales charge (“CDSC”). Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end
sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Finder’s Fee as a % of your Investment 1	CDSC as a % of your Repurchase 1,2
Less than or equal to $100,000	2.25	0.00	0.00
$100,000.01 to $249,999.99	1.75	0.00	0.00
$250,000 or more	0.00	1.00	0-18 Months 1.0

1
JPMII or its affiliates pays any finder’s fee to your financial intermediary. JPMII or its affiliates may withhold finder’s fees with respect to short-term investments. See “Financial Intermediaries” in the Statement of Additional Information for more information.

2	Please see the “Exchanging Shares of the Fund” section for details regarding CDSC and exchanges.
Class I Shares and Class S Shares
There is no sales charge, commission or CDSC charged by the Fund associated with Class I Shares or Class S Shares, however there may be charges imposed by your financial intermediary.
Reducing Your Class A Shares Sales Charges
The Fund permits you to reduce the
front-end
sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.
Rights of Accumulation:
For Class A Shares, a
front-end
sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase.

The amount of the sales charge will be calculated based on the higher of (a) the market value of your qualified holdings as of the last calculated NAV prior to your investment, provided that, in either case, the value will be reduced by the market value on the applicable repurchase date of any Shares you have tendered for repurchase. Depending on their operational capabilities, financial intermediaries may utilize one or both of the methods described above so your holdings could be valued differently depending on where you hold your Shares.
Letter of Intent:
By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a
13-month
period to calculate the
front-end
sales charge and any breakpoint discounts. Each purchase that you make during that
13-month
period will receive the sales charge and breakpoint discount that applies to the total amount. The
13-month
Letter of Intent period commences on the day that the Letter of Intent is received by your financial intermediary, and you must inform your financial intermediary that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Fund or your financial intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.
A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13 th
month, you must pay JPMII the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or JPMII will liquidate sufficient escrowed Shares to obtain the difference and/or adjust the Shareholder’s account to reflect the correct number of Shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the Shareholder dies within the
13-month
period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the Shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.
Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end
sales charge on Class A Shares.
Qualifying Holdings:
Class A Shares, Class S Shares, and Class I Shares (only when used in advisory programs for Class I Shares) of the J.P. Morgan interval funds that makes periodic repurchase offers under Rule
23c-3
under the 1940 Act, including the Fund (each such interval fund, a “J.P. Morgan Interval Fund”);
Qualifying Accounts:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.
Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different financial intermediaries.
In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class
 A Shares, inform your financial intermediary if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end
sales charge.
In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may confirm (1) the value of each of your accounts invested in J.P. Morgan Interval Funds and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.
Certain financial intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings. Please check with your financial intermediary to determine whether the financial intermediary makes these privileges available with respect to investments.
To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges, call the Transfer Agent at (877)
753-6353.
These programs may be terminated or amended at any time.
Waiver of the Class A Shares Sales Charge
No sales charge is imposed on Class A Shares of the Fund if the Shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Interval Fund if a comparable sales charge has been paid for the exchanged shares.

3.
Bought in connection with plans of reorganization of a J.P. Morgan Interval Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a CDSC when you tender Shares of the Fund you received in connection with the plan of reorganization.

4.
Acquired through financial intermediaries or financial institutions that have entered into dealer agreements with the Fund or JPMII and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Shares of the Fund). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.
Acquired through financial intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with JPMII, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services. Acquired through financial intermediaries who have entered into an agreement with JPMII and have been approved by JPMII to offer Shares of the Fund to investment.

6.	brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor. These programs may or may not charge a transaction fee.
To determine if you qualify for a sales charge waiver, call the Transfer Agent at (877)
753-6353
or contact your financial intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)
Certain repurchases of Class A Shares are subject to a CDSC. See “Sales Charges and Financial Intermediary Compensation” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the Shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable Shares.
No CDSC is imposed on Share appreciation, nor is a CDSC imposed on Shares acquired through reinvestment of dividends or capital gains distributions.
To keep your CDSC as low as possible, the Fund will first repurchase any Shares that are not subject to a CDSC (i.e., Shares that have been held for longer than the CDSC period or Shares acquired through reinvestment of dividends or capital gains distributions), followed by the Shares held for the longest time. You should retain any records necessary to substantiate historical costs because JPMII, the Fund, the Transfer Agent and your financial intermediary may not maintain such information.
If you received Shares of the Fund in connection with a J.P. Morgan Interval Fund reorganization, the CDSC applicable to your original Shares (including the period of time you have held those Shares) will be applied to the Shares received in the reorganization.
Waiver of the Class A Shares and CDSC
No CDSC is imposed on repurchases of Shares:

1.
Made due to the death or disability of a Shareholder. For Shareholders that become disabled, the repurchase request must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the Shareholder’s disability. In order to qualify for the waiver, JPMII must be notified of the death or disability at the time of the repurchase request and be provided with satisfactory evidence of such death or disability.

2.
That represent a required minimum distribution from your individual retirement account (“IRA Account”) or other qualifying retirement plan. The waiver only applies to the pro rata required minimum distribution amount from the assets invested in one or more of the J.P. Morgan Interval Funds.

3.
That are part of a J.P. Morgan Interval Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which the Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you tender the Shares of the Fund you received in connection with the Fund-initiated event.

4.
Exchanged into the same share class of other J.P. Morgan Interval Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new Shares. See “Exchanging Shares of the Fund” for more information.

5.	Sold as a return of excess contributions from an IRA Account.

6.	Sold to pay JPMII or a financial intermediary account-related fees (only if the transaction is initiated by JPMII or the financial intermediary).
To see if you qualify for a CDSC waiver, call the Transfer Agent at (877)
753-6353
or contact your financial intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights
If your Shares of the Fund are repurchased, repurchase rights may allow you to reinvest all or a portion of the repurchase proceeds or repurchase Shares at NAV if the purchase is made within 90 days of the sale or distribution. In order to take advantage of Repurchase Rights, you must inform your financial intermediary you wish to do so at the time of purchase. This policy does not apply to systematic purchases.
There is no sales charge on:

•	Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Interval Fund

•	Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Interval Fund

•	Class A Shares if they are bought with proceeds from the sale of Class S Shares of a J.P. Morgan Interval Fund
Distribution Fee
The Fund has adopted a Distribution Plan under Rule
12b-1
with respect to Class A Shares and Class S Shares that allows it to pay distribution fees for the sale and distribution of these Shares of the Fund. The Distribution Fees are paid by the Fund to JPMII as compensation for its services and expenses in connection with the sale and distribution of Shares of the Fund. JPMII in turn pays all or part of these Distribution Fees to financial intermediaries that have agreements with JPMII to sell Shares of the Fund. JPMII may pay Distribution Fees to its affiliates. Payments are not tied to actual expenses incurred.
The Distribution Fees (based on average daily net assets of the Share class) vary by Share class as follows:

Share Class	Distribution Fee (Annual Rate)
Class A Shares	0.50%
Class S Shares	0.75%
Class I Shares	None
Because Distribution Fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Such payments on Class A Shares (except where a finder’s fee is paid) and Class S Shares will be paid to broker-dealers promptly after the Shares are purchased. With respect to Class A Shares transactions, for purchases at NAV where JPMII paid a finder’s fee at the time of the purchase, the selling financial intermediary will start to receive the applicable Distribution Fee in the 13 th
month after the sale and JPMII will retain the Distribution Fees during such period, except certain broker-dealers who have sold Class A Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid Distribution Fees promptly after the Shares are purchased.
Servicing Fees
JPMII also serves as shareholder servicing agent pursuant to an agreement with the Fund, under which JPMII has agreed to provide certain support services to the Fund’s Shareholders. For performing these services, JPMII, as shareholder servicing agent, receives a Servicing Fee of 0.25% of the average daily net assets of the Class A Shares, Class S Shares and Class I Shares of the Fund, payable monthly in arrears. JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the Servicing Fee to such financial intermediaries for performing some or all of shareholder, administrative and other related services (including Shareholder liaison services such as responding to inquiries from Shareholders and providing Shareholders with information about their investments in the Fund, as well as sub-administration,
sub-transfer
agency,
sub-accounting
and other Shareholder services associated with Shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents). If a financial intermediary does not accept payment of all or a portion of the Servicing Fee attributable to its Shareholder accounts then JPMII will retain such monies. The Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Servicing Fee is paid out of the Fund’s assets on an on-going
basis, over time these fees will increase the cost of a Shareholder’s investment.
EXCHANGING SHARES OF THE FUND
Subject to the terms and conditions below, a Shareholder may only exchange their Shares of the Fund for another J.P. Morgan Interval Fund of the same Share class (such exchange, an “inter-fund exchange”), or a Shareholder may exchange Shares for another Share class of the Fund (such exchange, an “intra-fund exchange”), provided such Shareholder meets any investment minimum or eligibility requirements for the Share class it is exchanging into.
Inter-fund Exchanges Across J.P. Morgan Interval Funds:
An exchange is selling Shares of the Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Interval Fund in conjunction with quarterly repurchases made by the Fund. Before making an inter-fund exchange request for another J.P. Morgan Interval Fund, you should read the prospectus of the J.P. Morgan Interval Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Interval Fund by contacting your financial intermediary, by visiting www.jpmorganfunds.com.
The following rules and procedures apply to inter-fund exchanges across J.P. Morgan Interval Funds:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the applicable J.P. Morgan Interval Fund and class.

•	The J.P. Morgan Interval Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•
All exchanges are based upon the NAV that is next calculated after a J.P. Morgan Interval Fund receives your order, provided the exchange out of one J.P. Morgan Interval Fund must occur before the exchange into the other J.P. Morgan Interval Fund.

•
Rather than tendering Shares for cash, the Shareholder would elect to have the dollar value of those Shares accepted for purchases of shares of the other J.P. Morgan Interval Funds. Such exchanges for shares of other J.P. Morgan Interval Funds must occur in conjunction with quarterly repurchases made by the Fund and will be subject to the repurchase offer risks, such as the risk that Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer, that are described in the Prospectus. See “Risks —
Repurchase Offers Risk
.”

•
A Shareholder that exchanges into shares of a J.P. Morgan Interval Fund that accrues dividends daily will not accrue a dividend on the day of the exchange. A Shareholder that exchanges out of shares of a J.P. Morgan Interval Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•
Any J.P. Morgan Interval Fund may reject any exchange request for any reason, including if it is not in the best interests of the applicable J.P. Morgan Interval Fund and/or its shareholders to accept the exchange.

Generally, you will not pay a sales charge on an exchange except as specified below.
If you exchange Class A Shares of a J.P. Morgan Interval Fund that are subject to a CDSC for Class A Shares of another J.P. Morgan Interval Fund, you will not pay a CDSC at the time of the exchange, however, your new Class A Shares will be subject to the CDSC of the J.P. Morgan Interval Fund from which you exchanged.
Intra-Fund Exchanges
: Shares of one class of the Fund may be exchanged at any time, at a Shareholder’s option, directly for Shares of another class of the Fund, provided that the Shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such Shareholder seeks to exchange. Additional information regarding the eligibility requirements of different Share classes, including investment minimums and intended distribution channels is described under “Purchasing Shares” above. Shares of one class of the Fund will be exchanged for Shares of a different class of the Fund on the basis of their respective NAV. Ongoing fees and expenses incurred by a given class of Shares will differ from those of other classes of Shares, and a Shareholder receiving new Shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange.
Tax Consequences on Exchanges
Generally, an exchange between the Fund and a J.P. Morgan Interval Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of Shares of the Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.
Closings, Reorganizations and Liquidations
To the extent authorized by law, the Fund reserves the right to discontinue offering Shares at any time, to merge or reorganize itself or a Share class, or to cease operations and liquidate at any time.
SHAREHOLDER STATEMENTS
The Fund or your financial intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Fund may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your financial intermediary may have a different cut-off
time. The Fund will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.
If you have any questions or need additional information, please write to the Fund at 390 Madison Avenue, New York, New York 10017 or visit www.jpmorganfunds.com.
CLOSED-END
FUND STRUCTURE; NO RIGHT OF REDEMPTION
The Fund is a
non-diversified,
closed-end
management investment company with no operating history.
Closed-end
funds differ from
open-end
funds in that
closed-end
funds do not redeem their Shares at the request of an investor. No Shareholder has the right to require the Fund to redeem his, her or its Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below. Accordingly, Shareholders should consider that they may not have access to the funds they invested in the Fund for an indefinite period of time.

TRANSFER RESTRICTIONS
No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).
Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.
Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Amended and Restated Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Amended and Restated Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.
By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Amended and Restated Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.
REPURCHASE OF SHARES
The Fund is a
closed-end
interval fund. The Fund does not intend to list its Shares on a securities exchange and it does not expect there to be a public market for its Shares. Instead, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of Shares, the Fund will make periodic offers to repurchase Shares. No Shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by its interval structure. As a result, if you purchase the Fund’s Shares, your ability to sell your Shares will be limited.
The Fund has adopted, pursuant to Rule
23c-3
under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis (the “Quarterly Repurchase Policy”). Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects, under ordinary circumstances, to offer to repurchase 7.5% of the Fund’s outstanding Shares (in the aggregate across all Share classes) at NAV (either by number of Shares or aggregate NAV) subject to the approval of the Board. The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the date the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine).

Written notification of each repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The date on which the repurchase price for Shares is determined shall occur no later than the 14 th
day after the Repurchase Request Deadline (or the next business day, if the 14 th
day is not a business day). Each Repurchase Offer Notice will set forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a Shareholder’s repurchase request is due.

•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

•	The date by which the Fund will pay to Shareholders the proceeds from their Shares accepted for repurchase.

•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which Shareholders may ascertain the NAV.

•
The procedures by which Shareholders may tender their Shares, the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline, and the amount of any repurchase fees that may be charged.

•	For Shares held in “street name,” any additional procedures from the financial intermediary a Shareholder must follow, as applicable.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.
This notice must be included in a shareholder report or other Fund document. If a Shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the Shareholder will generally be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.
The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date.
The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed under “Net Asset Valuation.” During the period an offer to repurchase is open, Shareholders may obtain the current NAV by visiting https://www.jpmorgan.com/alternatives or calling the Fund’s transfer agent at
844-753-6353.
You may tender all of the Shares that you own. If you are a participant in the Fund’s distribution reinvestment plan and tender Shares that you own, it will impact your participation in the distribution reinvestment plan. See “Dividend Reinvestment Plan.”
There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which, under ordinary circumstances, is currently expected to be 7.5% of the Fund’s outstanding Shares (either by number of Shares or aggregate NAV). In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares (in the aggregate across all Share classes) tendered on a pro rata basis.
If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other Shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular period, increasing the likelihood of proration.
The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule
23c-3
under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of the Independent Trustees. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.
The majority of the Fund’s assets will consist of instruments that cannot generally be readily liquidated without impacting its ability to realize full value upon their disposition. Additionally, to the extent the Fund seeks to participate in a repurchase program of any portfolio company in which it invests, the amount that it tenders in such repurchase offers may not be fully accepted by the portfolio company, which may affect its liquidity. In order to provide potential liquidity for Share repurchases, the Fund intends to generally maintain under normal circumstances an allocation to liquid assets, including bonds, syndicated loans, cash, cash equivalents or other liquid investments. The Fund may fund repurchase requests from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds.
A Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $500. If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of $500, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares at the repurchase price in effect on the date the Fund determines that the Shareholder has failed to meet the minimum balance. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in the Fund’s NAV.
Payment for repurchased Shares may require us to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.
CERTAIN ERISA CONSIDERATIONS
Employee benefit plans and other plans and entities that are subject to Title I of ERISA and/or Section 4975 of the Code, including corporate savings and 401(k) plans, IRAs and “Keogh” plans (each, a “Benefit Plan”) may purchase Shares. ERISA and the Code impose certain general and specific responsibilities on persons who are fiduciaries with respect to a Benefit Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan that becomes a Shareholder, solely as a result of the Benefit Plan’s investment in the Fund.
The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through a Benefit Plan.
DISTRIBUTIONS
The Fund intends to elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code. To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Fund is required to distribute at least 90% of its “investment company taxable income” (as such term is defined in the Code, which generally is the Fund’s net ordinary taxable income and recognized net short-term capital gain in excess of recognized net long-term capital loss) to Shareholders in each taxable year.
The Fund intends to make distributions monthly, but no less frequently than quarterly. The distribution rate may be modified by the Board from time to time. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.
The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund investments), non-capital
gains proceeds from the sale of assets (including Fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or
Co-Investments
and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.
Each year a statement on IRS Forms
1099-DIV
(or successor form), identifying the character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information.
There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN
The Fund operates under a DRIP administered by the Transfer Agent. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the daily closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by purchase to the Fund.
Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent thirty (30) days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share for the relevant class of Shares.
The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated
form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, the Transfer Agent will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.
Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash
distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.
The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to JPMorgan Public and Private Income Fund c/o SS&C GIDS, Inc., P.O. Box 219125, Kansas City, MO 64121-9125. Certain transactions can be performed by calling the toll free number (877)
753-6353.

DESCRIPTION OF SHARES
The Fund is a newly organized Delaware statutory trust formed on January 29, 2026. The Fund currently offers three classes of Shares: Class S Shares, Class A Shares and Class I Shares. The Fund relies upon an exemptive order from the SEC that permits the Fund to offer multiple classes of Shares with different asset-based distribution and/or shareholder servicing fees and early withdrawal fees, as applicable. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Summary of Fees and Expenses.”
Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class.
Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current NAV, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common shareholders.
JPM Initial Capitalization. Prior to the public offering of the Shares, the Adviser will purchase Shares from the Fund (the “JPM Initial Capitalization”) in an amount that satisfies the net worth requirements of Section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering of its Shares. The Adviser may also make additional purchases of Shares from the Fund following the public offering. Following the JPM Initial Capitalization, the Adviser will own 100% of the outstanding Class I Shares. The Adviser therefore may own a significant percentage of the Fund’s outstanding Shares after the commencement of the Fund’s operations and for the foreseeable future. This ownership will fluctuate as other investors subscribe for Shares and if the Fund repurchases Shares in connection with periodic repurchase offers. The JPM Initial Capitalization is expected to remain invested in the Fund at least until the earlier of (i) the first date that the Fund’s NAV reaches $1 billion and (ii) three (3) years after the commencement of the Fund’s operations. The JPM Initial Capitalization will be subject to Volcker Rule seeding period requirements. See “Other Risks — The Fund is subject to limitations under the Volcker Rule.” Any withdrawal of the JPM Initial Capitalization would be effected through participation in the repurchase offers.
The following table shows the amounts of Shares that have been authorized and outstanding as of September 28, 2026:

Share Class	Amount Authorized	Amount Outstanding
Class S Shares	Unlimited	1,000
Class A Shares	Unlimited	1,000
Class I Shares	Unlimited	8,000
There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.
CERTAIN PROVISIONS IN THE AMENDED AND RESTATED DECLARATION OF TRUST
An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Amended and Restated Declaration of Trust. A prospective investor and his or her advisers should carefully review the Amended and Restated Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Amended and Restated Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Amended and Restated Declaration of Trust.
Shareholders; Additional Classes of Shares
Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.
In addition, to the extent permitted by the 1940 Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of Shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.
Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.
All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other purchase rights.
Anti-Takeover and Other Provisions
The Amended and Restated Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end
status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.
Currently, the Trustees are elected for indefinite terms and do not stand for reelection. Pursuant to the terms of the Amended and Restated Declaration of Trust, if and to the extent the Fund is required to hold annual Shareholder meetings by the 1940 Act or any other applicable law, rule or regulation (which would be the case if any class of Shares of the Fund is listed on a national exchange in the future), the Board will be divided into three classes of Trustees serving staggered three-year terms, with the term of office of only one of the three classes expiring at each annual meeting of Shareholders. A classified board may render a change in control of the Fund or removal of the Fund’s incumbent management more difficult. However, the Fund believes that the longer time required to elect a majority of a classified board helps to ensure the continuity and stability of the Fund’s management and policies.
A Trustee may be removed from office for cause only, and not without cause, and only by action taken by seventy-five percent (75%) of the Continuing Trustees (as defined below) (or in the case of the removal of a Trustee that is not an “interested person” as defined in the 1940 Act by seventy-five percent (75%) of the Continuing Trustees that are not “interested persons” as defined in the 1940 Act) or by the holders of at least two-thirds
of the Shares then entitled to vote in an election of such Trustee.
The Amended and Restated Declaration of Trust grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Board for a period of at least thirty-six months
(or since the commencement of the Fund’s operations, if less than 36 months) or (ii) were nominated to serve as members of the Board by a majority of the Continuing Trustees then members of the Board.
The Amended and Restated Declaration of Trust requires the affirmative vote or consent of a majority of the Board and 75% of the Continuing Trustees to authorize certain Fund transactions, including the merger, conversion, consolidation, or share exchange of the Fund. The Amended and Restated Declaration of Trust also requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Amended and Restated Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by 75% of the Continuing Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the
By-Laws.
Upon the adoption of a proposal to convert the Fund from a
“closed-end
company” to an
“open-end
company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Amended and Restated Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an
“open-end”
investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.
Limitation of Liability; Indemnification
The Amended and Restated Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Amended and Restated Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Amended and Restated Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Amended and Restated Declaration of Trust to the fullest extent permitted by law.
Derivative Actions, Direct Actions and Exclusive Jurisdiction
The Amended and Restated Declaration of Trust provides that no person, other than a Trustee, who is not a Shareholder may bring any derivative action, suit or other proceeding on behalf of the Fund, and no Shareholder may maintain a derivative action on behalf of the Fund unless holders of at least ten percent (10%) of the outstanding Shares join in the bringing of such action. In addition to the requirements of Section 3816 of the Delaware Statutory Trust Act (the “DSTA”), the Amended and Restated Declaration of Trust provides that a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit
demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed, which will only be the case if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the DSTA); and (ii) unless a demand is not required under clause (i) above, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisers in considering the merits of the request and may require the Shareholders making such request to undertake to reimburse the Fund for the expense of any such advisers if the Trustees determine not to bring such action). For these purposes, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand. This derivative action provision does not apply to any claims brought under U.S. federal securities law, or the rules and regulations thereunder.

Further, to the fullest extent permitted by Delaware law, Shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions or books and records under the DSTA, in which case a Shareholder bringing such direct action must hold in the aggregate at least 10% of the Fund’s outstanding Shares (or at least 10% of the class to which the action relates) to join in the bringing of such direct action. Shareholder rights to inspect the books and records of the Fund are further governed by the
By-Laws,
which limit inspection to specified categories of Fund records, require that any demand for inspection satisfy the procedural requirements set forth in the
By-Laws,
and provide that a Shareholder’s sole remedy is an application to the Court of Chancery of the State of Delaware to compel inspection. Notwithstanding the foregoing, however, if one or more of these provisions is found to violate the U.S. federal securities law, including, without limitation, the 1940 Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law.
Under the Amended and Restated Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit. Notwithstanding the foregoing, however, if one or more of these provisions is found to violate the U.S. federal securities law, including, without limitation, the 1940 Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law.
Amendment of the Declaration of Trust
The Amended and Restated Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under 1940 Act or such an amendment would limit certain Shareholder rights or amend certain provisions of the Amended and Restated Declaration of Trust, as discussed in the Amended and Restated Declaration of Trust.
Term, Dissolution, and Liquidation
Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in the Fund’s Shares, and to the acquisition, ownership, and disposition of the Fund’s Shares.
This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including without limitation tax-exempt
organizations, banks and other financial institutions, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market
method of accounting for securities holdings, pension plans and trusts, financial institutions, persons that hold the Fund’s Shares as part of a straddle or a hedging or conversion transaction, REITs, RICs, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt
securities or certain other investment assets or realizes such income through investments in Portfolio Funds that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes. This discussion is limited to Shareholders that hold the Fund’s Shares as capital assets (within the meaning of the Code), and does not address owners of a Shareholder. This discussion is based upon the Code, the U.S. Treasury regulations promulgated thereunder, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.
For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of the Fund’s Shares that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
For the purposes of this discussion, a
“Non-U.S.
Shareholder” is a beneficial owner of Shares in the Fund that is not a U.S. Shareholder and not a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of the Fund’s Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of the Fund’s Shares.
Tax matters are complicated and the tax consequences to a Shareholder of an investment in the Fund’s Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax adviser regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.
Election to be Taxed as a Regulated Investment Company
The Fund intends to elect to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a RIC under the Code. The Fund has made an election to be treated as an association taxable as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income
and asset diversification requirements (as described below). In addition, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.
Qualification and Taxation as a RIC
If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the corporate tax rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.
If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year
period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the Portfolio Funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	have in effect an election to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

o
at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

o
no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

The Fund has an
opt-out
DRIP. The tax consequences to Shareholders of participating in the DRIP are discussed below – “Taxation of U.S. Shareholders.”
The Fund may hold investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. For example, if the Portfolio Funds hold, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly through the Portfolio Funds, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by the Portfolio Funds, including as described below under the heading
“Non-U.S.
Investments, including PFICs and CFCs” and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect. See “The Fund’s Investments” below for more detail.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.
In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirements, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits applicable to RICs and, thus, become subject to corporate-level U.S. federal income tax on all of its net income (and any applicable state and local taxes).
An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), such as the Portfolio Funds, or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary U.S. or
non-U.S.
corporation (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or
non-U.S.
tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation.
Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.
If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on common shares in certain circumstances. Limits on the Fund’s payments of dividends on common shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Failure to Qualify as a RIC
If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify
as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding
5-year
period.
If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes, to the extent paid from the Fund’s current or accumulated earnings and profits, generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the preferential rates applicable to the qualified dividend income of individual and other non-corporate
U.S. Shareholders. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in its Shares, and any remaining distributions would be treated as capital gain.
The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.
The Fund’s Investments
Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified
dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (5) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. These rules could therefore affect the amount, timing and character of distributions to Shareholders. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.
Certain investments of the Fund, including transactions in options, swaptions, futures contracts, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities, including for hedging purposes, will be subject to special tax rules (including mark-to-market,
constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital losses into long-term capital loss, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between the Fund’s book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt
income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its Shareholders.
Investments in Pass-Through Entities
Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any entity (including any Portfolio Fund or
Co-Investment)
that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not as an association or publicly traded partnership taxable as a corporation).
An entity treated as a partnership for U.S. federal income tax purposes in which the Fund invests may face financial difficulties that could require the Fund to work out, modify or otherwise restructure its investment in such entity. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash
income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying
income for purposes of the 90% Gross Income Test.
Securities and other financial assets
Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.
Original Issue Discount
For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as zero-coupon
securities, debt obligations with PIK interest, contingent payments or, in certain cases, increasing interest rates or debt obligations that were issued with warrants), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code and/or the Excise Tax Distribution Requirements.
Market Discount
In general, the Fund will be treated as having acquired a debt obligation with market discount if its stated redemption price at maturity (or, in the case of a security issued with OID, its adjusted issued price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis
amount. The Fund will be required to

treat any principal payments on, or any gain derived from the disposition of, any debt obligations acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.
Junk Bonds
The Fund may invest in debt obligations that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
Equity Investments
The Fund may hold certain securities that are treated as equity interests in a corporation for U.S. federal income tax purposes, such as preferred stock with redemption or repayment premiums or, possibly, equity in a PFIC (as further described below in
“—Non-U.S.
Investments, Including PFICs and CFCs”). Adjustments to the conversion ratios of convertible stock and the existence of redemption premiums may give rise to deemed dividend income without the Fund receiving any cash, which could complicate the Fund’s ability to satisfy the Annual Distribution Requirement and Excise Tax Distribution Requirements.
Non-U.S.
Investments, including PFICs and CFCs
The Fund’s investment in
non-U.S.
securities may be subject to
non-U.S.
income, withholding and other taxes. The Fund’s investment in
non-U.S.
securities may be subject to
non-U.S.
income, withholding and other taxes. If more than 50% of the value of the Fund’s assets at the close of the taxable year consist of stock or securities in foreign corporations (including certain foreign ETFs or foreign index mutual funds) and certain other requirements are met, the Fund may elect to pass through to its Shareholders the amount of foreign income tax paid by the Fund instead of claiming it on its tax return. If such an election is made, each Shareholder will include in gross income his or her proportionate share of the foreign taxes paid by the Fund. Shareholders may either deduct their proportionate amount of such taxes paid in computing their taxable income or use it as a foreign tax credit against federal income tax. The Fund does not expect to be eligible to make such election with respect to its investment in
non-U.S.
securities and Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to
non-U.S.
taxes paid by the Fund.
If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market
at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “Material U.S. Federal Income Tax Considerations — Qualification and Taxation as a RIC” above.
If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.
Non-U.S.
Currency
The Fund’s functional currency for U.S. federal income tax purposes is the U.S. dollar. Under Section 988 of the Code, the Fund may be required to treat gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pays such expenses or liabilities as ordinary income or loss. Similarly, gains or losses on certain foreign currency forward contracts, the disposition of debt instruments denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.
Taxation of U.S. Shareholders
The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares for beneficial owners that are U.S. Shareholders (as defined above). If you are not a U.S. Shareholder, this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders should consult their own tax advisers about the U.S. tax consequences of investing in the Fund.
The Fund ordinarily declares and pays dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of 1940 Act.
Distributions on, and Sale or Other Disposition of, the Fund’s Shares
Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions the Fund pays to non-corporate
U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, when properly reported as qualified dividend income on written statements furnished to its Shareholders, generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. The Fund expects only a small portion of the Fund’s dividends to qualify for this preferential rate. Distributions of the Fund’s net capital gains (which generally are the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at preferential rates in the case of non-corporate
taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.
The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of securities in kind. Shareholders should consult their own tax advisers as to the possibility of the Fund distributing securities in kind, as well as the specific tax consequences of owning and disposing any securities actually distributed in kind by the Fund.
The Fund may retain some or all of its realized net long-term capital gain in excess of realized net short-term capital loss and designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to Shareholders of some or all of its net capital gain.
A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders should consult their own tax advisers in determining the application of these rules in their particular circumstances.
Individuals (and certain other
non-corporate
entities) are generally eligible for a 20% deduction with respect to ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Treasury regulations allow the Fund to pass-through the deduction with respect to taxable ordinary dividends from REITs to the Shareholders. However, currently there is no mechanism to pass through the deductions with respect to income from publicly traded partnerships. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by U.S. Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by a U.S. Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
U.S. Shareholders who have not
“opted-out”
of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. federal backup withholding tax (including any amounts withheld for which a refund is available by filing a U.S. federal income tax return) automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an initial cost basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.
The Fund expects to be treated as a “publicly offered regulated investment company.” The Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) Shares and the Fund’s preferred shares (if any) collectively are held by at least 500 persons at all times during a taxable year, (ii) Shares are treated as regularly traded on an established securities market or (iii) Shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act). There is no assurance that the Fund will be treated as a publicly offered regulated investment company for all taxable years. If the Fund is not treated as a publicly offered RIC for any calendar year, for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (i) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the management and incentive fees paid to the Adviser and certain of the Fund’s other expenses, (ii) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. Shareholder. Miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate.
As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a portion of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.
For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.

If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.
As soon as practicable after the end of each calendar year, the Fund will provide a statement on IRS Forms
1099-DIV
(or successor form), identifying the amount and character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in U.S. Shareholders’ taxable income for such year. Distributions may also be subject to additional state, local and
non-U.S.
taxes depending on a U.S. Shareholder’s particular situation.
A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares in the Fund. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount realized. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder held the Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.
In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (which generally is recognized net long-term capital gain in excess of recognized net short-term capital loss). Such rates are lower than the maximum rate on ordinary income currently applicable to individuals and other non-corporate
taxpayers. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same rate. An individual or other non-corporate
U.S. Shareholder with a net capital loss for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year and any net capital loss of a non-corporate
U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any amount of net capital loss against ordinary income, but may carry back such losses for three years or carry forward such losses for five years.
Income from Repurchases of Shares
In General.
A U.S. Shareholder that participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “—Sale or Exchange Treatment” and “—Distribution Treatment” below, be treated either as realizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Depending on which of these two treatments applies, a U.S. Shareholder’s realized gain or income (if any) is calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally is allowed to recognize a taxable loss to the extent that the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased.
Sale or Exchange Treatment.
In general, the tender and repurchase of Shares in the Fund should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.
A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns no Shares in the Fund, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any Shares in the Fund immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.
A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.
A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.
Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.
If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.
Distribution Treatment.
If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder will be treated as having received, in whole or in part, a taxable dividend, a tax-free
return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits would be treated as a non-taxable
return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.
Provided certain holding period and other requirements are satisfied, certain non-corporate
U.S. Shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This preferential rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.
To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. Shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. Shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.
If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering
Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed distribution would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.
Net Investment Income Tax
Individual and other
non-corporate
U.S. Shareholders (other than certain trusts) are subject to an additional 3.8% surtax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over an applicable dollar threshold. In the case of an individual, this threshold is $200,000 (or $250,000 in the case of married individuals filing a joint U.S. federal income tax return). In the case of a trust or estate, this threshold is the dollar amount at which the highest U.S. federal income tax bracket applicable to trusts and estates begins for such taxable year. For these purposes, “net investment income” generally includes taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Backup Withholding
The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. Shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain U.S. Shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the U.S. Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares in the Fund in excess of $2 million or more (in the case of an individual or other non-corporate
U.S. Shareholder) or $10 million or more (in the case of a corporate U.S. Shareholder) in any single taxable year, such U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Additional Shares Purchased by the Adviser and/or its Affiliates on Behalf of Certain Shareholders or Delivered by the Adviser and/or its Affiliates to Such Shareholders
The Adviser and/or its affiliates may purchase Shares on behalf of Shareholders (or deliver to such Shareholders shares from the assets of the Adviser and/or its affiliates) that contribute capital to the Fund through the purchase of Shares during the Bonus Shares Offering Period. See “Plan of Distribution –
Bonus Shares
” above for more details. The Fund intends to take the position that any such additional Shares are issued in connection with the initial purchase of Shares before the end of the eligibility period and that the receipt of the additional Shares does not represent taxable income to any Shareholder. Accordingly, for U.S. federal income tax purposes, the Fund intends to take the position that upon receipt of such additional Shares, each Shareholder’s initial tax basis in the Shares (including the additional Shares) generally is equal to the purchase price paid by such Shareholder and allocated ratably across such Shares.
No assurances can be provided that the tax treatment mentioned above will not be challenged by the IRS or that, if challenged, such tax treatment would be sustained. Shareholders should consult their own tax advisers regarding the tax consequences of the ownership of additional Shares.
Taxation of
Tax-Exempt
Investors
As a RIC, the Fund will be classified as a corporation for U.S. federal income tax purposes. Under current law, amounts of income realized by the Fund that would be treated as UBTI if realized by a tax-exempt
Shareholder directly generally will not be attributed to the Fund’s tax-exempt
Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt
Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt
Shareholder borrows to acquire its Shares.
Taxation of
Non-U.S.
Shareholders
The following discussion generally describes certain material U.S. federal income tax consequences beneficially owned by
Non-U.S.
Shareholders (as defined above). Whether an investment in the Fund is appropriate for a

Non-U.S.
Shareholder will depend upon that person’s particular circumstances and an investment in the Fund may have adverse tax consequences for a
Non-U.S.
Shareholder as compared to a direct investment in the assets in which the Fund will invest. Additionally, the tax consequences to a
Non-U.S.
Shareholder entitled to claim the benefits of an applicable income tax treaty may differ from those described herein.
Non-U.S.
Shareholders should consult their own tax advisers about the U.S. federal income and withholding tax, and state, local and
non-U.S.
tax consequences of an investment in the Fund, including applicable tax reporting requirements.
Distributions paid to
Non-U.S.
Shareholders (other than U.S.-source interest income and recognized net short-term capital gains in excess of recognized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) generally will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a
Non-U.S.
Shareholder. If the distributions are effectively connected with a U.S. trade or business of a
Non-U.S.
Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the
Non-U.S.
Shareholder complies with applicable certification and disclosure requirements.
Properly reported dividends received by a
Non-U.S.
Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its net long-term capital loss for such taxable year). In order to qualify for these exemptions from withholding, a
Non-U.S.
Shareholder must comply with applicable certification requirements relating to its
non-U.S.
status (including, in general, furnishing an applicable IRS Form
W-8
or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the
Non-U.S.
Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding (and the amount of any withholding would not be treated as reinvested pursuant to the DRIP). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain.
Non-U.S.
Shareholders should contact their tax advisers and intermediaries with respect to the application of these rules to their accounts.
Actual or deemed distributions of the Fund’s net capital gains to a
Non-U.S.
Shareholder, and gains recognized by a
Non-U.S.
Shareholder upon the sale or other disposition of Shares, generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the
Non-U.S.
Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the
Non-U.S.
Shareholder in the United States,) or, in the case of an individual, the
Non-U.S.
Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met. In the case of a redemption of Shares by the Fund, a
Non-U.S.
Shareholder generally will not be subject to U.S. federal income tax on the proceeds if such redemption qualifies for sale or exchange treatment as discussed above under “—Taxation of U.S. Shareholders—Income from Repurchases of Shares—Sale or Exchange Treatment”. If such redemption does not qualify for sale or exchange treatment and is treated as a distribution paid from the Fund’s current and accumulated earnings and profits, then the Fund will be required to withhold from the proceeds of such redemption in accordance with the rules applicable to withholding from dividends discussed above.
If the Fund distributes its net capital gain in the form of deemed rather than actual distributions, a
Non-U.S.
Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the
Non-U.S.
Shareholder’s allocable share of the corporate-level tax the Fund pays on the amount of net capital gain deemed to have been distributed; however, in order to obtain the refund, the
Non-U.S.
Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the
Non-U.S.
Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
For corporate
Non-U.S.
Shareholders, distributions (both cash and in Shares), and gains recognized upon the sale or other disposition of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
A
Non-U.S.
Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the
Non-U.S.
Shareholder provides the Fund (or its administrative agent) with an applicable IRS Form
W-8
(or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a
Non-U.S.
Shareholder or otherwise establishes an exemption from backup withholding.
Additional Withholding Requirements
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial
foreign entity, whether such
non-financial
foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial
foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Prospective investors should consult their own tax advisers regarding FATCA and whether it may be relevant to their ownership and disposition of Shares.
ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND
NON-U.S.
TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.
CUSTODIAN
JPMorgan Chase Bank serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and
non-U.S.
sub-custodians
(which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or
non-U.S.
sub-custodians
in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 383 Madison Avenue, New York, NY 10179.
ADMINISTRATION AND ACCOUNTING SERVICES
The Fund has entered into an Administration and Fund Accounting Agreement with J.P. Morgan Investment Management Inc. under which the Administrator performs certain administration and accounting services for the Fund, including, among other things: customary fund accounting services, including computing the Fund’s NAVs and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. In consideration for these services, the Fund pays the Administrator tiered fees based on the average daily NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account
or transactional fees. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund.
The Administrator’s principal business address is 270 Park Avenue, New York, NY 10017.
TRANSFER AGENT AND DIVIDEND PAYING AGENT
SS&C GIDS, Inc., whose principal business address is 1055 Broadway, Kansas City, MO 64105, serves as the Fund’s transfer agent and dividend paying agent with respect to the Shares.

FISCAL YEAR; REPORTS TO SHAREHOLDERS
The Fund’s fiscal year is the
12-month
period ending on March 31. The Fund’s taxable year is the
12-month
period ending on September 30.
The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by 1940 Act. Shareholders may also receive periodic updates regarding the Fund’s operations and investments.
The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 to assist Shareholders in preparing their tax returns.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 300 Madison Ave, New York, New York 10017.

LEGAL COUNSEL
Dechert LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Fund. No attorney-client relationship exists, however, between Dechert LLP and any other person solely by reason of such other person investing in the Fund.

JPMORGAN PUBLIC AND PRIVATE INCOME FUND
Class S Shares
Class A Shares
Class I Shares
PROSPECTUS
[ ], 2026
All dealers that effect transactions in these Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED SEPTEMBER 28, 2026

JPMORGAN PUBLIC AND PRIVATE INCOME FUND

Class S Shares

Class A Shares

Class I Shares

[ ], 2026

JPMorgan Public and Private Income Fund (the “Fund”) is a non-diversified, closed-end management investment company with no operating history. The Fund operates as an interval fund. This Statement of Additional Information (“SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [ ], 2026. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s Report, may be obtained without charge by calling 800-480-4111, by writing to the Fund at 390 Madison Avenue, New York, New York 10017 or by visiting www.jpmorganfunds.com. You may also obtain a copy of the Prospectus on the SEC’s website at http://www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

i

ADDITIONAL INVESTMENT POLICIES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “1940 Act Vote”). For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares. The other policies and investment restrictions are not fundamental policies of the Fund and may be changed by the Fund’s Board without Shareholder approval and on prior notice to Shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

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Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Senior Securities: The Fund may not issue senior securities or borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

7.

Other Investments: The Fund may not engage in short sales, purchases on margin, or the writing of put or call options, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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The Fund has also adopted the following fundamental policies (the “Quarterly Repurchase Policy”) with respect to repurchase offers:

•	On a quarterly basis, the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from Shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act.

•

The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”). Each Repurchase Request Deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to Shareholders of the Repurchase Offer.

•

Each Repurchase Pricing Date (as defined in Rule 23c-3) will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the Repurchase Pricing Date to be no later than the 14th day after a Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without Shareholder approval.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations, the use of repurchase agreements or securities loans in which the fund invests cash collateral in instruments other than cash and cash equivalents in accordance with Rule 18f-4 under the 1940 Act. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of

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the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. In the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%.

Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s Shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a

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related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The investment restrictions and other policies described herein do not apply to Portfolio Funds.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Policies

The Fund’s investment objective is non-fundamental and may be changed with the approval of the Fund’s Board upon 60 days’ prior notice to Shareholders.

The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broad range of public and private securities (as defined in the prospectus) focused primarily on income-generating assets, as well as public and private securities with the potential for capital appreciation, is non-fundamental and may be changed without Shareholder approval if the Fund conducts a repurchase offer to allow Shareholders to repurchase shares in advance of changing the policy, the Fund provides Shareholders at least 60 days’ prior written notice of any change to the policy in advance of such repurchase offer in the manner prescribed by the SEC, and the repurchase offer is not oversubscribed.

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INVESTMENT PRACTICES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

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U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

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Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

•	Repurchase agreements, which involve purchases of debt securities.

•

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Fund should continue to hold the security.

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U.S. Debt Securities Risk. The Fund may have exposure to debt securities indirectly through investment vehicles. U.S. debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. debt securities change as interest rates fluctuate. Any downgrades by rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Corporate Bonds Risk. The Fund may have exposure to corporate bonds indirectly through investment vehicles. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in the Prospectus in further detail, including under “—Fixed-Income Securities Risks—Credit Risk,” “—Fixed-Income Securities Risks—Interest Rate Risk,” and “—Fixed-Income Securities Risks—Prepayment Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “—Below Investment Grade Securities Risk.”

Below Investment Grade Securities Risk. The Fund expects to have exposure to below investment grade securities directly or indirectly through investment vehicles. The Fund expects to invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Adviser), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though often high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value (“NAV”). Because of the substantial risks associated with investments in lower grade securities, an investor could lose money on its investment in the Fund, both in the short-term and the long-term.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of

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lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

The Fund expects to invest in securities rated in the lower rating categories (rated as low as D, or unrated but judged to be of comparable quality by the Adviser). For these securities, the risks associated with junk bonds are more pronounced.

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including U.S. federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve risks different from the risks associated with investing directly in securities and other traditional investments. There are risks that apply generally to derivatives transactions, including:

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Correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which

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the Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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Counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

•	Credit risk, which is the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•	Currency risk, which is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•

Illiquidity risk, which is the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

•

Index risk, which is if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

•	Legal risk, which is the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Leverage risk, which is the risk that the Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market risk, which is the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an

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adverse movement, the Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

•	Operational risk, which is the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•

Valuation risk, which is the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

•	Volatility risk, which is the risk that the value of derivatives will fluctuate significantly within a short time period.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in Portfolio Funds that can be drawn at the discretion of the Portfolio Fund’s general partner). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Fund enters into a secondary transaction to purchase interests in underlying Portfolio Funds, the Fund will treat the date of the transfer agreement to purchase the interest in a specific Portfolio Fund as the trade date for determining whether the purchase of the Portfolio Fund qualifies for the exemption for non-standard settlement cycle securities transactions.

Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule requires the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and reporting requirements, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding the Fund’s derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage the Fund’s aggregate derivatives risk and limit the Fund’s derivatives exposure. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” would be limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund determines to operate as a limited derivatives user under Rule 18f-4 and comply with the related limit on the Fund’s derivatives exposure, the Fund could experience lower performance or higher costs.

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option

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gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts. The Fund will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin

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deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or

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insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Under the Dodd-Frank Act, certain swaps that were historically traded OTC must now be traded on an exchange or facility regulated by the CFTC and/or centrally cleared (central clearing interposes a central clearing house to each participant’s swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity and transparency, but they do not make swap transactions risk-free. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of cleared and uncleared swaps. Moreover, depending on the size of the Fund and other factors, the margin required under the clearinghouse rules and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. But applicable regulators have also adopted rules imposing margin requirements, including minimums, on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps as well. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Swaps data reporting may result in greater market transparency, but may subject the Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected. Implementing these new exchange trading, central clearing, margin and data reporting regulations may increase the Fund’s cost of hedging risk and, as a result, may affect returns to Fund investors.

General Limitations on Certain Futures, Options and Swap Transactions. The Adviser, with respect to the Fund, intends to file a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

New Financial Products. New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of the Fund’s investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of the Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed-income investments.

Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. This may include the equity securities of private equity sponsors. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible

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securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of Trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Securities of other Investment Companies. The Fund may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, closed-end management companies (including BDCs) and unit investment trusts. The Fund also may invest in ETFs, as described in additional detail under “ETFs and Other Exchange-Traded Investment Vehicles” below. Under the 1940 Act, subject to the Fund’s own more restrictive limitations, if any, the Fund’s investment in securities issued by other investment companies, subject to certain exceptions, currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund’s total assets with respect to any one investment company; and (3) 10% of the Fund’s total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder may allow the Fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows the Fund to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions on the Fund and the Adviser, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Adviser and limits on most three-tier fund structures.

When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s prospectus fee table. For certain investment companies, such as BDCs, these

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expenses may be significant. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to reserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

ETFs and Other Exchange-Traded Investment Vehicles. The Fund may invest, subject to applicable regulatory limits, in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Publicly Traded Equity Securities Risk.

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. For example, publicly traded equity securities of private equity funds and private equity firms tend to experience greater volatility than other companies in the financial services industry and the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices

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of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Other Publicly Listed Securities. The Fund may make investments in publicly listed companies whose primary business is managing investments in private credit markets and in publicly traded vehicles whose primary purpose is to invest in or lend capital to privately held companies.

Publicly traded private credit markets investments generally involve publicly listed companies that pursue the business of private income investing, including listed private credit companies, listed funds of funds, BDCs, special purpose acquisition companies (SPACs), alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies.

Publicly traded private credit markets funds are typically regulated vehicles listed on a public stock exchange that invest in private credit markets transactions or funds. Such vehicles may take the form of corporations, BDCs, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments.

Publicly traded private credit market investments may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private Income Investments usually have an indefinite duration.

Publicly traded private credit market investments occupies a small portion of the private credit markets universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private credit markets companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published NAV. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private credit markets investments.

Publicly traded private credit markets investments are typically liquid and capable of being traded daily, in contrast to direct investments and private credit funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private credit markets transactions are significantly easier to execute than other types of private credit markets investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with

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liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“Covered Clearing Agency”) for U.S. Treasury securities require that every direct participant of the Covered Clearing Agency (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered Covered Clearing Agency, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a Covered Clearing Agency will be subject to the mandatory clearing requirement.

Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in the Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by the Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. If the Fund enters in reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Restricted Securities and Rule 144A Securities. The Fund may have exposure to “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the Securities Act or an exemption from registration. Regulation S under the Securities Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions,

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subject to certain conditions, and Rule 144A under the Securities Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers. Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the Securities Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the Securities Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the Securities Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Portfolio Fund Managers believe accurately reflects fair value.

Private Investments in Public Equity. The Fund may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class.

Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the Securities Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Structured Solutions. The Fund also may gain exposure to Portfolio Funds involving Secondary Investments structured as a preferred equity investment (“Structured Solutions”). Structured Solutions, which are self-originated transactions between the Fund and a Portfolio Fund’s general partner, in which Fund will invest cash into an existing Portfolio Fund in exchange for newly-issued interests in the Portfolio Fund (i.e., the “preferred equity”). Structured Solutions are intended to provide for strong risk-adjusted return with meaningful downside protection.

Emerging Markets Investments Risk. The Fund may invest in non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more

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developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

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Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

The Fund may repurchase Shares through distributions in-kind. The Fund generally expects to distribute cash to the holder of Shares that are repurchased in satisfaction of such repurchase. See “Repurchase of Shares” in the Prospectus. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from a Portfolio Fund that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to Shareholders. In the event that the Fund makes such a distribution of securities, there can be no assurance that any Shareholder would be able to readily dispose of such securities or dispose of them at the value determined by the Adviser.

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FINANCIAL INTERMEDIARIES AND DISTRIBUTOR COMPENSATION

FINANCIAL INTERMEDIARIES

J.P. Morgan Institutional Investments Inc. (“JPMII”) may enter into service agreements with financial intermediaries under which it will pay all or a portion of the Servicing Fees it receives from the Fund to such financial intermediaries for performing shareholder services and/or other related services for financial intermediaries’ customers who are Shareholders of the Fund. In addition, JPMII may enter into sales agreements with financial intermediaries under which it will pay all or a portion of the Distribution Fees it receives from the Fund to such financial intermediaries for providing distribution services and marketing support.

In addition, the Fund may enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking, or sub-transfer agency and/or omnibus sub-accounting (collectively, “Omnibus Sub-Accounting”) or networking. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary up to a set maximum dollar amount per Shareholder account serviced, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the financial intermediary may also be receiving pursuant to agreements with JPMII as the Fund’s distributor and shareholder servicing agent, respectively. From time to time, JPMII, the Adviser or their affiliates may pay a portion of the fees for networking or Omnibus Sub-Accounting at its or their own expense out of its or their own legitimate profits.

Financial intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial intermediaries, but in all cases will be retained by the financial intermediary and will not be remitted to the Fund or JPMII.

Other Cash Compensation Payments

As the Fund has yet to commence operations, the Adviser has yet to make any payments pursuant to written agreements with financial intermediaries (including both FINRA members and non-members) including written agreements for Omnibus Sub-Accounting and networking.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES.

JPMII and the Adviser at their own expense out of their own legitimate profits, may provide additional compensation (“Additional Compensation”) to financial intermediaries. Additional Compensation may also be paid by other affiliates of JPMII and the Adviser from time to time. These Additional Compensation payments are over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, omnibus sub-accounting or networking fees which are charged directly to the Fund and which are disclosed elsewhere in the Fund’s prospectus or in this SAI. The categories of Additional Compensation are described below. These categories are not mutually exclusive and JPMII and the Adviser and/or their affiliates may pay additional types of Additional Compensation in the future. The same financial intermediaries may receive payments under more than one or all categories. Not all financial intermediaries receive Additional Compensation payments and such payments may be different for different financial intermediaries. These payments may be significant to a financial intermediary and may be an important factor in a financial intermediary’s willingness to support the sale of the Fund through its distribution system. Additional Compensation payments are always made only to the firm, never to individuals other than occasional gifts and entertainment that are permitted by FINRA rules.

The Adviser and JPMII and/or their affiliates may be motivated to pay Additional Compensation to promote the sale of Shares of the Fund to clients of financial intermediaries and the retention of those investments by those clients. To the extent financial intermediaries sell more Shares of the Fund or retain Shares of the Fund in their clients’ accounts, the Adviser and JPMII benefit from the incremental management and other fees paid by the Fund with respect to those assets.

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The provision of Additional Compensation, the varying fee structure and the basis on which a financial intermediary compensates its registered representatives or salespersons may create an incentive for a particular financial intermediary, registered representative or salesperson to highlight, feature or recommend the Fund or other investments based, at least in part, on the level of compensation paid. Additionally, if one interval fund sponsor makes greater distribution payments than another, a financial intermediary may have an incentive to recommend that sponsor’s interval fund over other interval funds. Similarly, if a financial intermediary receives greater compensation for one Share class versus another, that financial intermediary may have an incentive to recommend that Share class. Shareholders should consider whether such incentives exist when evaluating any recommendations from a financial intermediary to purchase or sell Shares of the Fund and when considering which Share class is most appropriate. Shareholders should ask their financial intermediary for more information.

Sales and Marketing Support. Additional Compensation may be paid to financial intermediaries for sales and marketing support. Marketing support may include access to a financial intermediary’s sales representatives and management representatives. Additional Compensation may also be paid to financial intermediaries for inclusion of the Fund on a firm’s list of offered products including a preferred or select sales list, in other sales programs or as an expense reimbursement. Additional Compensation may be calculated in basis points based on average net Fund assets attributable to the financial intermediary or sales of the Fund by the financial intermediary. Additional Compensation may also be fixed dollar amounts.

From time to time, the Adviser, JPMII and their affiliates may provide, out of their own legitimate profits, financial assistance to financial intermediaries that enable JPMII and the Adviser to sponsor and/or participate in and/or present at meeting, conferences or seminars, sales, training or educational programs, client and investor events, client prospecting retention, and due diligence events and other firm-sponsored events or other programs for the financial intermediaries’ registered representatives and employees. These payments may vary depending upon the nature of the event, and may include travel expenses, such as lodging incurred by registered representatives of the financial intermediaries. In addition, the Adviser and JPMII and their affiliates may pay or reimburse sales representatives of financial intermediaries in the form of occasional gifts and occasional meals or entertainment events that the Adviser and JPMII or their affiliates deem appropriate, subject to applicable law and regulations. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. These payments may vary depending upon the nature of the event or the relationship.

Administrative and Processing Support. The Adviser and/or JPMII may also pay Additional Compensation to financial intermediaries for their administrative and processing support, including (i) record keeping, omnibus sub-accounting and networking, to the extent that the Fund does not pay for these costs directly; (ii) reimbursement for ticket processing charges applied to Shares of the Fund and (iii) one time payments for ancillary services such as setting up the Fund on the financial intermediary’s trading system/platform.

Finders’ Fees. Financial intermediaries who sell $250,000 or more of Class A Shares in the aggregate of certain J.P. Morgan Interval Funds may receive finder’s fees of 1.00% of the amount of the sale from JPMII and/or its affiliates. As the Fund has yet to commence operations, JPMII has yet to make any payments in finders’ fees to financial intermediaries.

Identification of financial intermediaries

As the Fund has yet to commence operations, the Adviser has yet to enter into any written agreements with financial intermediaries with respect to any Additional Compensation.

Distributor Compensation

Class A Shares of the Fund pays a Distribution Fee of 0.50% of average daily net assets. Class S Shares of the Fund pay a Distribution Fee of 0.75% of average daily net assets. Where a broker-dealer pays a finder’s fee (as

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described in the Fund’s prospectus) on the sale of Class A Shares of the Fund, JPMII currently expects to pay sales commissions to the broker-dealer at the time of the sale of up to 1.00% of the purchase price of the Shares sold by such broker-dealer. JPMII will use its own funds (which may be borrowed or otherwise financed) to pay such commissions and generally recoups such amounts through collection of the Distribution Fee and any contingent deferred sales charge (“CDSC”). Distribution Fees paid to JPMII under the Distribution Plan may be paid by JPMII to broker-dealers as distribution fees in an amount not to exceed 0.50% annualized of the average daily NAV of the Class A Shares or 0.75% annualized of the average daily NAV of the Class S Shares maintained in the Fund by such broker-dealers’ customers. Such payments on Class A Shares (except where a finder’s fee is paid) and Class S Shares will be paid to broker-dealers promptly after the Shares are purchased. Such payments on Class A Shares (where a finder’s fee is paid) will be paid to broker-dealers beginning in the 13th month following the purchase of such Shares, except certain broker-dealers who have sold Class A Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid Distribution Fees promptly after the Shares are purchased. If the broker-dealer is not paid the Distribution Fee until the 13th month following a transaction, JPMII retains the fee. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation” variety (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). With respect to Class S Shares of the Fund, because of the 0.75% annual limitation on the compensation paid to JPMII during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class S Shares in any one year will be accrued and paid by the Fund to JPMII in fiscal years subsequent. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

JPMII, the Adviser or their affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain financial intermediaries for their marketing support services. Such compensation does not represent an additional expense to the Fund or to its Shareholders, since it will be paid by JPMII, the Adviser or their affiliates.

SHAREHOLDER SERVICING

The Fund has entered into a shareholder servicing agreement with JPMII (“Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, JPMII will provide, or cause its agents to provide, any combination of the (i) personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below and/or (ii) other related services (“Other Related Services”) as also described below. JPMII is an affiliate of the Adviser, Administrator and JPMorgan Chase Bank, N.A.

“Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and repurchases of Fund Shares may be effected, and certain other matters pertaining to the Fund; (b) providing Shareholders with information through electronic means; (c) furnishing Shareholder sub-accounting; (d) providing and maintaining pre-authorized investment plans; (e) as applicable, assisting Shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (f) arranging for or assisting Shareholders with respect to the wiring of the funds to and from Shareholder accounts in connection with Shareholder orders to purchase, redeem, tender or repurchase (as applicable) or exchange Shares; (g) verifying Shareholder requests for changes to account information; (h) handling correspondence from Shareholders about their accounts; (i) assisting in establishing and maintaining Shareholder accounts with the Fund; (j) issuing confirmations for transactions by Shareholders; (k) performing similar account administrative services; and (l) providing such other shareholder services as the Fund or a Shareholder may reasonably request, to the extent permitted by applicable law.

“Other Related Services” include (a) aggregating and processing purchase orders and repurchase requests; (b) providing Shareholders with account statements showing their purchases, sales, redemptions, tenders or

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repurchases (as applicable) and positions in the Fund; (c) processing dividend payments for the Fund; (d) providing sub-accounting services to the Fund for Shares held for the benefit of Shareholders; (e) forwarding communications from the Fund to Shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by Shareholders; (g) facilitating the transmission and receipt of funds in connection with Shareholder orders to purchase, redeem, tender or repurchase (as applicable) or exchange Shares; (h) developing and maintaining the Fund’s website; (i) developing and maintaining facilities to enable transmission of Share transactions by electronic and non-electronic means; (j) providing support and related services to financial intermediaries in order to facilitate their processing of orders and communications with Shareholders; (k) providing transmission and other functionalities for Shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

To the extent it is not otherwise required by its contractual agreement to limit the Fund’s expenses as described in the Prospectuses for the Fund, JPMII may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to the Fund on a month-to-month basis.

If not terminated, the Shareholder Servicing Agreement will continue for successive one-year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board or by JPMII. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of such fees received from the Fund to such entities for performing all or a portion of Shareholder Services and/or Other Related Services, as described above, for Shareholders. Such financial intermediaries may include affiliates of JPMII.

JPMII, the Adviser or their affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain financial intermediaries for performing “Other Related Services” for their customers. These services include the services listed in paragraph beginning “Other Related Services” above. Such compensation does not represent an additional expense to the Fund or to its Shareholders, since it will be paid by JPMII, the Adviser or their affiliates.

For Shareholders that bank with JPMorgan Chase Bank N.A., JPMorgan Chase Bank N.A. may aggregate investments in the Fund with balances held in JPMorgan Chase Bank N.A. accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. For certain Shareholders that are not natural persons, JPMorgan Chase Bank N.A. and/or its affiliates will have monthly visibility into JPMIM revenue information attributable to those Shareholders, and with respect to money market funds daily visibility into account balance information, for internal analysis and management reporting and relationship management purposes, including but not limited to, the ability to perform necessary internal credit and risk monitoring.

Furthermore, JPMII, the Fund and their affiliates, agents and subagents may share certain information about Shareholders and their accounts, as permitted by law and, with respect to personal information about individual Shareholders (that is, natural persons and not entities), as described in the J.P. Morgan Funds Privacy Policy provided with the Fund’s shareholder report.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution consistent with Rule 12b-1 under the 1940 Act (the “Distribution Plan”) with respect to Class A Shares and Class S Shares, which allows it to pay distribution fees for the sale and

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distribution of these Shares of the Fund (the “Distribution Fee”) to JPMII, at annual rates not to exceed the amounts set forth in the Fund’s Prospectus. The Class I Shares have no Distribution Plan.

The Distribution Fees are paid by the Fund to JPMII as compensation for its services and expenses in connection with the sale and distribution of Shares of the Fund. JPMII in turn pays all or part of these Distribution Fees to financial intermediaries that have agreements with JPMII to sell Shares of the Fund. In addition, JPMII may use the Distribution Fees payable under the Distribution Plan to finance any other activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing Shareholders of the Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, Shareholders, and prospective investors in the Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMII’s sales force and others including potential investors, Shareholders and financial intermediaries; (vi) commissions, incentive compensation, or other compensation paid to, and expenses of employees of JPMII, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMII and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Fund and its investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of Shares of the Fund may also benefit the Fund’s other classes of Shares. Anticipated benefits to the Fund that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Fund accumulate a critical mass.

Class A Shares pays a Distribution Fee of 0.50% of average daily net assets. Class S Shares pay a Distribution Fee of 0.75% of average daily net assets. Where a broker-dealer pays a finder’s fee (as described in the Fund’s Prospectus) on the sale of Class A Shares, JPMII currently expects to pay sales commissions to the broker-dealer at the time of the sale even though the sale is not subject to a front-end sales charge. JPMII will use its own funds (which may be borrowed or otherwise financed) to pay such commissions and generally recoups such amounts through collection of the Distribution Fee and any contingent deferred sales charge (“CDSC”). Distribution Fees paid to JPMII under the Distribution Plan may be paid by JPMII to broker-dealers as distribution fees in an amount not to exceed 0.50% annualized of the average daily NAV of the Class A Shares or 0.75% annualized of the average daily NAV of the Class S Shares maintained in the Fund by such broker-dealers’ customers. Such payments on Class A Shares (except where a finder’s fee is paid) and Class S Shares will be paid to broker-dealers promptly after the Shares are purchased. Such payments on Class A Shares (where a finder’s fee is paid) will be paid to broker-dealers beginning in the 13th month following the purchase of such Shares. If the broker-dealer is not paid the Distribution Fee until the 13th month following a transaction, JPMII retains the fee.

Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation” variety (in contrast to “reimbursement” arrangements by which a distributor’s payments are

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directly linked to its expenses). However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

JPMII, the Adviser or their affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain financial intermediaries for their marketing support services. Such compensation does not represent an additional expense to the Fund or to its Shareholders, since it will be paid by JPMII, the Adviser or their affiliates.

The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan (“Qualified Trustees”). The Distribution Plan may be terminated, with respect to any class of the Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting Shares of the class of the Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected Shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made consistent with Rule 12b-1 for a period of not less than six years from the date of such plan, agreement or report, and for the first two years such copies will be preserved in an easily accessible place. The Board will review at least on a quarterly basis written reports of the amounts expended under the Distribution Plan indicating the purposes for which such expenditures were made.

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MANAGEMENT OF THE FUND

Further Information Regarding Management of the Fund

Information regarding the Trustees and Officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other Trusteeships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s Amended and Restated Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation or removal. The address of each Trustee is care of the Secretary of the Fund at 390 Madison Avenue, New York, New York 10017.

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Donald Gignac (1965)	Since inception	Senior Managing Director – N.A. COO of Alternative Investments at State Street Bank and Trust Company (1993-April 2023)	4	None

Karen Dunn Kelley (1960)***	Since inception	Deputy Secretary at the U.S. Department of Commerce (2017-2021)	4	None

Stacey Hadash (1966)	Since inception	Managing Director at Bank of America (2005-2023)	4	None

Interested Trustee***
Glenn Hill (1971)*****	Since inception	Managing Director, Global Head of Investment Solutions Product Development, (2003-Present)	3	President, J.P. Morgan Private Investments, Inc.

*	Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees.
**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.
***	Karen Dunn Kelley is the Lead Independent Trustee of the Board of Trustees
***	“Interested person,” as defined in the 1940 Act, of the Fund. Glenn Hill is an interested person of the Fund due to their affiliation with the Adviser.
*****	Glenn Hill is the Chair of the Board of Trustees.

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Officers

Certain biographical and other information relating to the officers of the Fund who are not Trustees, is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years

Glenn Hill Chief Executive Officer and President (1971)	Since inception	Managing Director, Global Head of Investment Solutions Product Development, (2003-Present).

Timothy Clemens Chief Financial Officer and Treasurer (1975)	Since inception	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Carmine Lekstutis Chief Legal Officer and Secretary (1980)	Since inception	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Erin Correale Chief Compliance Officer (1973)	Since inception	Managing Director and Compliance Risk Management Executive, JPMorgan Chase. Ms. Correale has been with JPMorgan Chase since 2013.

Michael D’Ambrosio Assistant Treasurer (1969)	Since inception	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksander Fleytekh Assistant Treasurer (1972)	Since inception	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines Assistant Treasurer (1977)	Since inception	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.

Zach Vonnegut-Gabovitch Assistant Secretary (1986)	Since inception	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase since 2016.

Angela R. Burke Assistant Secretary (1982)	Since inception	Vice President and Assistant General Counsel, JPMorgan Chase since 2022; Sr. Attorney, Aviva Investors Americas LLC (2021-2022); Sr. Vice President, The Northern Trust Company; Assistant Secretary of Northern Funds and Northern Institutional Funds (2018-2021).

Erika Messbarger Assistant Secretary (1987)	Since inception	Vice President and Assistant General Counsel, JPMorgan Chase; Ms. Messbarger has been with JPMorgan Chase since October 2011.

Henry Pickell Assistant Secretary (1980)	Since inception	Vice President and Assistant General Counsel, JPMorgan Chase since August 2022; Vice President and Senior Compliance Officer JPMorgan Chase from June 2018 to August 2022.

*	The address of each officer is care of the Secretary of the Fund at 277 Park Avenue, New York, New York 10172.

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Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of the Fund.

Independent Trustees

Donald Gignac. Mr. Gignac was most recently a Senior Managing Director at State Street Bank & Trust where he served as the North America Chief Operating Officer for Alternative Investments from 2005 until his retirement in April 2023. As Chief Operating Officer, Mr. Gignac was responsible for hedge fund and private market fund operations which encompassed middle office, custody, CLO operations, accounting, financial reporting, tax, and regulatory reporting. In addition, he was a member of the State Street Operating Group comprised of the top 400 executives at the bank and charged with executing the bank’s strategy. From 1993 until 2005, he served as Senior Vice President in State Street’s U.S. Investment Services Mutual Fund Administration Division where he was responsible for leading teams in the delivery of financial reporting, SEC reporting, compliance monitoring, treasury, tax and blue sky services to some of the largest mutual fund companies in the U.S. Mr. Gignac also worked in conjunction with the investment management arm of State Street, State Street Investment Management, to develop and launch a series of SPDR ETF funds and he also served as the chief financial officer and treasurer of the SPDR line of ETFs. Prior to State Street, he was an Audit Manager at Ernst & Young.

During his tenure at State Street, Mr. Gignac served as a Director for State Street (Cayman) Trust Limited and International Fund Services, N.A., the latter of which he was appointed as Chairman in 2019. He holds a B.S. in Accounting from Boston College where he graduated Magna Cum Laude. A family member of Mr. Gignac’s child is employed by 55ip, which is affiliated with JPMIM and JPMII.

Karen Dunn Kelley. Ms. Kelley was most recently the Deputy Secretary of Commerce and served at the U.S. Department of Commerce from 2017 to 2021. Prior to this, she served as Senior Managing Director, Investments at Invesco Ltd. where she held positions of increasing responsibility from 1989 until 2017 and also served as a Director on eight separate subsidiary entities. Ms. Kelley also served as a Government Bond Trader at Federated Investors, Inc. from 1986 until 1989 and as a Vice President at Drexel Burnham Lambert, Inc. from 1982 to 1986. She currently serves on the Boards of Carlow University, Shady Side Academy and the Bipartisan Policy Center; she is also a Member of the International Women’s Forum. Ms. Kelley holds a B.S. in Finance from Villanova where she graduated Magna Cum Laude.

Stacey Hadash. Ms. Hadash was most recently a Managing Director at Bank of America from 2005 to 2023 where she served as a Market Executive in the Global Commercial Bank. She led the Technology East and Metro New York markets which provided credit, treasury, investment banking, risk management, and wealth management solutions to companies with $50 million to $2 billion in revenues. Ms. Hadash oversaw strategy and coverage to provide advice to middle market companies, non-bank financial institutions and technology businesses. Prior to this role, she was Chief Operating Officer of Global Capital Markets, a multi-billion-dollar global business which included equity capital markets, leveraged finance, investment grade capital markets and origination for rates and currencies. She started at Bank of America as Chief Operating Officer of Mergers & Acquisitions. Ms. Hadash’s earlier experience includes serving as Head of Financial Planning at The New York Stock Exchange and in investment banking roles at Goldman Sachs and Morgan Stanley. She is a Henry Crown Fellow of the Aspen Institute and a Board Member of Ann Richards School Foundation Advisory Council. Ms. Hadash holds a B.A. in Government from Smith College and an MBA from The University of Chicago Booth School of Business.

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Interested Trustee

Glenn Hill. Mr. Hill has extensive experience in financial services, fund management and operations, product development, and business strategy. He is currently Managing Director and Global Head of Investment Solutions Product Development where he focuses on structuring and product management for separate accounts, private equity, credit, real estate and hedge fund products as well as equity, fixed income, currencies and commodities and structured products. Mr. Hill also serves as President of J.P. Morgan Private Investments, Inc., an SEC registered investment adviser that manages or administers over $200 billion of private client assets in J.P. Morgan multi-manager portfolios, including mutual funds, conduit funds, and wrap fee programs. Prior to his current role, he managed institutional private equity fundraisings for internal and third-party fund managers for J.P. Morgan Partners and J.P. Morgan Corporate Investment Bank. Mr. Hill holds an MBA from Columbia University and a B.S. from Florida State University.

Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies Overseen by the Trustee as of December 31, 2025, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Donald Gignac	None*	$100,001 - $500,000
Karen Dunn Kelley	None*	$100,001 - $500,000
Stacey Hadash	None*	$100,001 - $500,000
Interested Trustee:
Glenn Hill	None*	None

*	As the Fund is newly offered, as of the date of this SAI, none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Trustee Compensation

Our Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees and annual fees for serving as a committee chairperson, each paid quarterly, and may be reimbursed for expenses incurred in connection with service as a Trustee. The following table sets forth the anticipated compensation to be paid to the Fund’s Independent Trustees for the Fund’s initial fiscal year. The Fund will not pay compensation to the Trustees who also serve in an executive officer capacity for the Fund or the Adviser.

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Independent Trustees
Donald Gignac	$26,765.87	$0	$0	$190,000
Karen Dunn Kelley	$26,765.87	$0	$0	$190,000
Stacey Hadash	$23,948.41	$0	$0	$170,000

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Compensation of the Portfolio Managers

The Adviser’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The Adviser’s disciplined pay-for-performance framework focuses on total compensation – base salary and incentive pay—so that pay is commensurate with the overall performance of the Adviser, respective businesses and individual performance. This includes a discretionary approach to assess the employee’s performance throughout the year against four broad dimensions—business outcomes, as informed by investment performance, and an assessment of whether the portfolio manager is demonstrating the principles and habits expected at the Adviser, including earning trust, improving relentlessly and doing the right thing. These performance dimensions consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To seek to promote a proper pay-for-performance alignment, the Adviser does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this assessment of performance, for select portfolio managers, regard is given to the performance of relevant funds/ strategies managed by the portfolio manager.

An individual performance assessment, in addition to the overall performance of the relevant business unit and investment team, is integrated into the final assessment of incentive compensation for an individual portfolio manager as part of the assessment of business results.

Feedback from the Adviser’s risk and control professions is considered in assessing performance.

The Adviser seeks to maintain a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), and variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time.

Other Accounts Managed by the Portfolio Managers

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s primary portfolio managers and assets under management in those accounts, as of September 15, 2026.

Type of Account	Number of Accounts Managed	Total Assets Managed (in thousands)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in thousands)
Michael Schoenhaut
Registered Investment Companies	2	$8,748,000	0	$0
Other Pooled Investment Vehicles	9	$27,569,000	0	$0
Other Accounts	0	$0	0	$0

Eric Bernbaum
Registered Investment Companies	2	$8,748,000	0	$0
Other Pooled Investment Vehicles	9	$27,569,000	0	$0
Other Accounts	0	$0	0	$0

Craig Fountain
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Portfolio Managers’ Ownership of Securities

As the Fund has not yet commenced investment operations, none of the Fund’s primary portfolio managers owned Shares as of the date of this SAI.

Codes of Ethics

The Fund, the Adviser and JPMII, have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

The Fund’s investments in Portfolio Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Portfolio Funds seeking the consent of or voting by holders, and may also vote on matters relating to the other investments held by the Fund, including registered equity securities that have been distributed in kind to the Fund by a Portfolio Fund. The Board of Trustees has delegated to the Adviser proxy voting authority with respect to the Fund’s portfolio securities.

The Fund’s Board of Trustees has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues for the Fund. The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. The Adviser has adopted a separate set of Guidelines that covers the regions of each of: (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with the Fund’s objectives and strategies. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized.

To oversee and monitor the proxy voting process, the Adviser has established a Proxy Committee and appointed a proxy administrator (the “Proxy Administrator”) in each global location where proxies are voted. Each Proxy Committee is composed of members and invitees including a Proxy Administrator and senior officers from among the Investment, Legal, Compliance, and Risk Management Departments. The primary functions of each Proxy Committee include: (1) reviewing and approving the Proxy Voting Guidelines annually; (2) providing advice and recommendations on general proxy-voting matters including potential or material conflicts of interests escalated to it from time to time as well as on specific voting issues to be implemented by the Adviser; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when the Adviser has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities.

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Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling collect 1-800-480-4111 and on the SEC’s website at www.sec.gov.

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PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and in accordance with the Fund’s investment objective and restrictions, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute its portfolio transactions. The Adviser operates independently in providing services to its clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

On behalf of the Fund, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund unless otherwise prohibited. See “Investment Strategies and Policies.” In most instances, the Fund will purchase interests in a Portfolio Fund directly from the Portfolio Fund (or indirectly through a blocker that holds interests in the Portfolio Fund), and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Portfolio Funds by the Fund) may be subject to expenses.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, including other funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, the allocation procedure might not permit the Fund to participate in the benefits of the aggregated trade.

Best Execution; Soft Dollars

In choosing brokers and dealers, the Adviser will not be required to consider any particular criteria. For the most part, the Adviser will seek the best combination of brokerage cost and execution quality. However, the Adviser will not be required to select the broker or dealer that charges the lowest transaction cost, even if that broker provides execution quality comparable to other brokers or dealers. The Adviser may consider the value of various services or products, beyond execution, that a broker-dealer provides to the Fund and/or the Adviser. Selecting a broker-dealer in recognition of such other services or products is known as paying for those services or products with “soft dollars.” Because many of those services could benefit the Adviser, the Adviser has a conflict of interest in allocating the Fund’s brokerage business.

The Adviser complies with Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), except with respect to securities transactions for which Section 28(e) is unavailable. Under Section 28(e), the Adviser’s use of the Fund’s commission dollars to acquire research products and services is not a breach of its fiduciary duty to the Fund-even if the brokerage commissions paid are higher than the lowest available-so long as (among certain other requirements) the Adviser determines that the commissions are reasonable compensation for both the brokerage services and the research acquired. For these purposes, “research” means

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services or products used to provide lawful and appropriate assistance to the Adviser in making investment decisions for its clients. The types of research the Adviser may acquire include: reports or other information about particular companies or industries; economic surveys and analyses; recommendations as to specific securities; financial publications; portfolio evaluation services; financial database software and services; computerized news, pricing and order-entry services; and other products or services that may enhance the Adviser’s investment decision-making. The “safe harbor” under Section 28(e) applies to the use of the Fund’s “soft dollars” even when the research acquired is used in making investment decisions for clients other than the Fund. Therefore, under Section 28(e), research obtained with soft dollars generated by the Fund could be used by the Adviser or its affiliates to benefit accounts other than the Fund. Conversely, the research information provided to the Adviser by brokers through which other clients of the Adviser or its affiliates effect securities transactions could be used by the Adviser or its affiliates in providing services to the Fund. Additionally, when the Adviser uses client brokerage commissions to obtain research or other services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services itself. As a result, the Adviser has an incentive to select a particular broker-dealer in order to obtain the research, products or other services from that broker-dealer, rather than to obtain the lowest price for execution. The safe harbor is not available where transactions are effected on a principal basis with a mark-up or mark-down paid to the broker-dealer and is not available for services or products that do not constitute research.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account” (an “IRA”), Keogh Plan or another arrangement or entity which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

The following discussion of certain ERISA considerations is based on statutory authority and judicial and administrative interpretations as of the date of this SAI and is designed only to provide a general understanding of certain basic issues. Accordingly, this discussion should not be considered legal advice and the trustees and other fiduciaries of each Benefit Plan are encouraged to consult their own legal advisors on these matters.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Shares only to Eligible Investors, as described herein. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such

34

ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

ERISA and the DOL regulations, promulgated thereunder, as modified by Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the 1940 Act are not deemed to be subject to the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Benefit Plans may be required to report certain compensation paid by the Fund (or by third parties) to the Fund’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares. Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.

By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that: (i) any information provided by the Fund, the Adviser or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder; and (ii) the Adviser and its affiliates have a financial interest in the Shareholder’s investment in the Fund on account of the fees and other compensation they expect to receive from the Fund as disclosed in this SAI, the Prospectus, the Amended and Restated Declaration of Trust and the other documents governing the Fund.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As of September 28, 2026, the Fund had not commenced investment operations and the only Shares of the Fund were owned by an affiliate of the Adviser.

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FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholder of JPMorgan Public and Private Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of JPMorgan Public and Private Income Fund (the “Fund”) as of September 1, 2026, and the related statement of operations for the period August 28, 2026 (Funding Date) through September 1, 2026, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 1, 2026 and the results of its operations for the period August 28, 2026 (Funding Date) through September 1, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 24, 2026

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

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JPMorgan Public and Private Income Fund

STATEMENT OF ASSETS AND LIABILITIES

September 1, 2026
ASSETS:
Cash	$100,000
Due from Adviser (a)	237,249
Deferred offering costs	227,818

Total Assets	$565,067

LIABILITIES:
Accrued organizational costs	$237,249
Accrued offering costs	227,818

Total Liabilities	$465,067

Commitments and contingent liabilities (a)

Net Assets	$100,000

Net Assets:
Paid-in-Capital	$100,000

Net Assets:
Class A	$10,000
Class S	10,000
Class I	80,000

Total	$100,000

Outstanding units of beneficial interest (shares)
($0.0001 par value, unlimited number of shares authorized):
Class A	1,000
Class S	1,000
Class I	8,000

Net Asset Value:
Class A - Redemption price per share	$10.00
Class S - Offering and redemption price per share	10.00
Class I - Offering and redemption price per share	10.00
Class A maximum sales charge	2.25%
Class A maximum public offering price per share [net asset value per share/(100%-maximum sales charge)]	$10.23

(a)	See Note 3.B. in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

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JPMorgan Public and Private Income Fund

STATEMENT OF OPERATIONS

For the period from August 28, 2026 (Funding Date) to September 1, 2026
EXPENSES:
Organizational costs	$250,432
Less: Reimbursement from Adviser (a)	(250,432)

Net expenses	$—

Net investment income (loss)	$—

(a)	See Note 3.B. in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

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JPMorgan Public and Private Income Fund

NOTES TO FINANCIAL STATEMENTS

September 1, 2026

1. Organization

JPMorgan Public and Private Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with no operating history. J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the Fund’s investment adviser (the “Adviser”) and administrator (the “Administrator”). The Adviser is responsible for making investment decisions for the Fund’s portfolio.

The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board has overall responsibility for the management and supervision of the business operations of the Fund.

The Fund’s investment objective is to provide total return predominantly driven by income. The Fund has significant flexibility to achieve its investment objective and invests in a broad range of income-producing assets (“Income Investments”), including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the Adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. The Adviser buys and sells securities and investments for the Fund based on the Adviser’s view of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broad range of public and private Income Investments. Public and private Income Investments include loan assignments and participations and commitments to purchase loan assignments, bonds, other credit instruments, collateralized debt obligations, collateralized loan obligations, asset-backed securities, credit-linked notes, equity-linked notes (“ELNs”), Portfolio Funds, Co-Investments, affiliated or unaffiliated mutual funds, closed-end funds and exchange-traded funds (“ETFs”), dividend-paying common and preferred equity securities, including common stocks, and securities of real estate investment trusts (“REITs”). The Fund may also use derivatives as Income Investments and as substitutes for securities in which the Fund can invest, including selling call options. The investments in which the Fund may invest may be publicly offered or privately offered in transactions exempt from registration under the Securities Act of 1933, as amended. The Fund is not required to invest a certain percentage of its assets in any one type of investment and its allocations among these types of investments, including between public and private, will vary from time to time.

The Fund may invest up to 100% of its total assets in debt securities and other types of investments that are rated below investment grade or the unrated equivalent (known as “junk bonds”). Junk bonds are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in junk bonds, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all.

The Fund offers Class A, Class S and Class I shares (“Shares”). The Shares will generally be offered on a daily basis at the net asset value (“NAV”) per Share on that date. No shareholder of the Fund will have the right to require the Fund to redeem its Shares.

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JPMorgan Public and Private Income Fund

NOTES TO FINANCIAL STATEMENTS

The Fund has not had any operations other than the sale and issuance of 1,000 Class A Shares, 1,000 Class S Shares and 8,000 Class I Shares at an aggregate purchase price of $100,000 made by JPMIM on August 28, 2026 (the “Funding Date”). A Statement of Changes in Net Assets and Financial Highlights are not disclosed within the financial statements as the Fund has not commenced operations as of the date of these financial statements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Estimates. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B. Cash. In order to maintain liquidity pending investment in private market investments, the Fund intends to hold cash, including foreign currencies, in short-term interest-bearing deposit accounts. At times, the amounts held in these accounts may exceed applicable federally insured limits, if any.

C. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders annually.

The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with the distribution requirements necessary for the Fund to qualify to be treated as a regulated investment company.

Because the Fund intends to qualify annually as a regulated investment company under the Code, the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate.

D. Organizational and Offering Costs. The Fund is incurring certain organizational and initial offering costs of $478,250. The Adviser has agreed to advance those costs to the Fund. Such costs incurred by the Adviser are subject to recoupment by the Adviser in accordance with the Expense Limitation Agreement (as defined below). The Fund will bear certain of its organizational and initial offering costs in connection with this offering. The Fund’s initial offering costs, whether borne by the Adviser or the Fund, are being capitalized and amortized over the 12-month period beginning at the commencement of operations. The amount of offering costs is included on the Statement of Assets and Liabilities as Deferred offering costs. The Fund’s organizational costs are expensed as incurred.

E. Segment Reporting. An operating segment is defined in Segment Reporting (Topic 280) as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has

41

JPMorgan Public and Private Income Fund

NOTES TO FINANCIAL STATEMENTS

operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and to assess its performance, and has discrete financial information available. Executive committees of JPMorgan Asset Management, the named portfolio managers of the Fund and the Fund’s Principal Executive Officer and Principal Financial Officer act as the Fund’s CODM. The Fund is considered an operating segment, and its performance and operating results are reviewed daily to make informed decisions regarding performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

3. Fees and Other Transactions with Affiliates

A. Advisory Fee. In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly advisory fee at an annual rate of 0.57% based on the value of the Fund’s net assets calculated and accrued daily. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee will be payable in arrears within 5 business days after the completion of the net asset value computation for the month. The Advisory Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. The Adviser has contractually agreed to reduce its Advisory Fee to an annual rate of 0.25% for a term ending one year from the period beginning on the commencement of operations.

B. Expense Limitation Agreement (“ELA”). Pursuant to the ELA with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses excluding the Advisory Fee, any Distribution Fee, Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, reasonable research and due diligence expenses, investment-related software and database expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.02% per annum (excluding Excluded Expenses) of the Fund’s average daily net assets of each class of Shares.

With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the ELA for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the month in which the Adviser waived the fee or reimbursed the expense. The ELA will have a term ending one year from the commencement of operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the ELA during its initial term.

C. Distribution Fees

Pursuant to a Distribution Agreement, J.P. Morgan Institutional Investments Inc. (“JPMII”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Fund has adopted a Distribution Plan under Rule 12b-1 with respect to Class A Shares and Class S Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Fund. The Distribution Fees are paid by the Fund to JPMII as compensation for its services and expenses in connection with the sale and

42

JPMorgan Public and Private Income Fund

NOTES TO FINANCIAL STATEMENTS

distribution of shares of the Fund. JPMII in turn pays all or part of these Distribution Fees to financial intermediaries that have agreements with JPMII to sell shares of the Fund. JPMII may pay Distribution Fees to its affiliates. Payments are not tied to actual expenses incurred.

Under the Distribution Plan, Class A and Class S Shares pay a Distribution Fee to JPMII at an annual rate of 0.50% and 0.75%, respectively, based on the aggregate net assets of the Fund attributable to such class.

D. Service Fees

Pursuant to a Shareholder Servicing Agreement under which JPMII has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMII, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class S and Class I Shares of the Fund.

E. Administrative Fees. Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund’s average daily net assets in excess of $25 billion.

JPMorgan Chase Bank N.A. (“JPMCB”) serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

4. Capital Shares

Shares will generally be offered for purchase on a daily basis at the NAV per Share on that date. Fractions of Shares will be issued to one one-hundredth of a Share. Shares will be offered for purchase daily on any day the New York Stock Exchange (“NYSE”) is open for business at a price based upon the Fund’s then-current NAV.

Shares are being offered to investors that are U.S. persons for U.S. federal income tax purposes. In addition, the Fund may offer Shares to non-U.S. persons subject to appropriate diligence by the Adviser and in compliance with applicable law.

No Shareholder will have the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders.

Although the Fund has a fundamental policy that permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 7.5% of the Fund’s outstanding Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Board. The Adviser currently expects to recommend to the Board that the Fund conducts its first repurchase offer following the later of the second full quarter after (i) the date the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement or such earlier or later date as the Board may determine.

5. Subsequent Events

Management has evaluated the events and transactions subsequent to seed date through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

43

APPENDIX A – SECURITIES RATING DESCRIPTIONS

Long-Term and Short-Term Debt Securities Rating Descriptions

S&P Global Ratings—Long-Term Issue Credit Ratings*:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest–rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) — Global Long-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium–grade and as such may possess speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note:

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

Fitch Ratings (“Fitch”) — Corporate Finance Obligations — Long-Term Rating Scale:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write–downs of principal that could result in impairment. Together with the hybrid indicator, the long–term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non–performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non–performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non–performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DBRS — Long Term Obligations Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

S&P Global Ratings — Short-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short–term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s — Global Short-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short–term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch — Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad–based default event for an entity, or the default of a short-term obligation.

DBRS—Commercial Paper and Short-Term Debt Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short–term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Statement of Assets and Liabilities. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 are included in Part B of this Registration Statement.

(2)	Exhibits:

	(a)	(1)	Certificate of Trust(2)

		(2)	Amendment to Certificate of Trust(2)

		(3)	Amendment No. 2 to the Certificate of Trust(3)

		(4)	Amended and Restated Agreement and Declaration of Trust(4)

	(b)	Bylaws(4)

	(c)	Not applicable.

	(d)	Multiple Class Plan(3)

	(e)	Dividend Reinvestment Plan(3)

	(f)	Not applicable.

	(g)	Investment Advisory Agreement(3)

	(h)	(1)(i)	Distribution Agreement(3)

\		(1)(ii)	Amendment to the Distribution Agreement(4)

		(2)	Sales Agreement(3)

		(3)	Combined Distribution Plan(3)

		(4)(i)	Shareholder Servicing Agreement(3)

\		(4)(ii)	Amendment to the Shareholder Servicing Agreement(4)

	(i)	Not applicable.

		(1)	Custody Agreement(1)

	(j)	(2)	Amendment to the Custody Agreement(3)

	(k)	(1)(i)	Administration Agreement(3)

\		(1)(ii)	Amendment to the Administration Agreement(4)

		(2)(i)	Transfer Agency and Service Agreement(1)

		(2)(ii)	Amendment to the Transfer Agency and Service Agreement(3)

		(3)	Expense Limitation Agreement(3)

		(4)	Fee Waiver Agreement(3)

	(l)	Opinion and Consent of Counsel(4)

	(m)	Not applicable.

	(n)	Consent of Independent Registered Public Accounting Firm(4)

	(o)	Not applicable.

(p)	(1)	Initial Subscription Agreement(4)

2

(q)	Not applicable.

(r)	(1)	Code of Ethics of Registrant(3)

	(2)	Code of Ethics of Adviser(3)

	(3)	Code of Ethics of Distributor(3)

(s)	Not applicable.

(t)	Power of Attorney(3)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to JPMorgan Credit Markets Fund’s Registration Statement on Form N-2 (File Nos. 333-284935 and 811-24055), filed on December 12, 2025.
(2)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-294581), filed on March 25, 2026.
(3)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-294581 and 811-24170), filed on June 25, 2026.
(4)	Filed herewith.

Item 26.	Marketing Arrangements

See the Distribution Agreement and Sales Agreement, which are filed as Exhibit (h)(1) and (h)(2), respectively, to this Registration Statement.

Item 27.	Other Expenses of Issuance and Distribution

Not applicable.

Item 28.	Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 29.	Number of Holders of Securities

As of September 28, 2026:

Title of class	Number of Record Holders
Shares of Beneficial Ownership for Class S	1
Shares of Beneficial Ownership for Class A	1
Shares of Beneficial Ownership for Class I	1

Item 30.	Indemnification

Reference is made to Article V, Section 5.3 of the Registrant’s Amended and Restated Declaration of Trust. The Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

3

Item 31.	Business and Other Connections of Investment Adviser

See “Management of the Fund” in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment adviser registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant’s investment adviser, at 270 Park Avenue, New York, NY 10017 (records relating to its functions as investment adviser).

J.P. Morgan Institutional Investments Inc., the Registrant’s distributor, at 270 Park Avenue, New York, NY 10017 (records relating to its functions as distributor).

JPMorgan Chase Bank, N.A., the Registrant’s custodian, at 270 Park Avenue, New York, NY 10017 (records relating to its functions as custodian).

J.P. Morgan Investment Management Inc., the Registrant’s administrator, at 270 Park Avenue, New York, NY 10017 (relating to its functions as administrator).

SS&C GIDS, Inc., the Registrant’s transfer agent, at 1055 Broadway, Kansas City, MO 64105 (relating to its functions as transfer agent).

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)

each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

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(B)

each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes:

(a)

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the

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opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York, on the 28th day of September, 2026.

JPMORGAN PUBLIC AND PRIVATE INCOME FUND

By:	/s/ Glenn Hill*
Name:	Glenn Hill
Title:	Chief Executive Officer, President and Trustee

Pursuant to the requirements of the Securities Act, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the 28th day of September, 2026.

Signature	Title	Date

/s/ Glenn Hill*	Chief Executive Officer, President, and Trustee	September 28, 2026
Glenn Hill

/s/ Timothy Clemens*	Chief Financial Officer and Treasurer	September 28, 2026
Timothy Clemens

/s/ Donald Gignac*	Trustee	September 28, 2026
Donald Gignac

/s/ Stacey Hadash*	Trustee	September 28, 2026
Stacey Hadash

/s/ Karen Dunn Kelley*	Trustee	September 28, 2026
Karen Dunn Kelley

*By:	/s/ Zach Vonnegut-Gabovitch
Name:	Zach Vonnegut-Gabovitch
Title:	As Agent or Attorney-in-Fact

*

The original powers of attorney authorizing Carmine Lekstutis, Zach Vonnegut-Gabovitch, Erika Messbarger, Angela Burke and Henry Pickell to execute the Registration Statement, and any amendments thereto, for the trustees and officers of the Registrant on whose behalf this registration statement is filed, have been executed and are incorporated herein by reference as Item 25, Exhibit (t) of the Registrant’s Registration Statement on Form N-2 (File No. 333-294581), filed on June 25, 2026.

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Schedule of Exhibits to Form N-2

Exhibit No.	Exhibit

(a)(4)	Amended and Restated Agreement and Declaration of Trust

(b)	Bylaws

(h)(1)(ii)	Amendment to the Distribution Agreement

(h)(4)(ii)	Amendment to the Shareholder Servicing Agreement

(k)(1)(ii)	Amendment to the Administration Agreement

(l)	Opinion and Consent of Counsel

(n)	Consent of Independent Registered Public Accounting Firm

(p)(1)	Initial Subscription Agreement